UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04032

Sit Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	March 31, 2009

Date of reporting period:	March 31, 2009

Item 1:	Reports to Stockholders

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	March 31, 2009

Date of reporting period:	March 31, 2009

Item 1:	Reports to Stockholders

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	March 31, 2009

Date of reporting period:	March 31, 2009

Item 1:	Reports to Stockholders

Sit Mutual Funds

Bond Funds
Annual Report
March 31, 2009

U.S. Government Securities Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds
BOND FUNDS ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

Sit Mutual Funds
One Year Ended March 31, 2009

Chairman’s Letter

Dear fellow shareholders:

          Fixed income markets saw unprecedented volatility during the past fiscal year. What began as the subprime loan debacle in the third quarter of 2007 ballooned in 2008 into a severe global financial crisis and liquidity crunch, and then into an economic recession. The resultant series of market events that occurred in 2008 included: ratings downgrades on bond insurers; failed remarketings of auction rate securities and preferred securities auctions; failure or near-failure of several major financial institutions; and the nationalization of the nation’s housing agencies, Fannie Mae (FNMA) and Freddie Mac (FHLMC). In addition, the collapse of Lehman Brothers in September 2008 led to the collapse of a major money market fund as its per share price “broke the buck.”
          The Federal Reserve responded throughout the year with expansive monetary accommodation that has included a series of reductions in the federal funds target rate essentially to zero; a virtual alphabet soup list of lending facilities to promote liquidity; coordinated central bank actions; and legislated federal government bailouts. An extreme flight-to-quality culminated in Treasury yields reaching historical lows late in December 2008, while non-Treasury market sectors, aside from agency mortgage pass-through securities, experienced substantial price weakness. Since then, we have began to see a partial, but substantial, reversal of these extreme market trends as liquidity conditions improved in the first quarter of 2009.
          Economic conditions deteriorated into a severe recession as the year progressed. Real GDP contracted from +2.8% in the second calendar quarter of 2008 to -0.5% in the third quarter and to -6.3% in the fourth quarter. The preliminary estimate real GDP in the first quarter 2009 was a worse-than-expected -6.1%, as positive net exports and a significant improvement in consumer spending were more than offset by a sharp decline in capital spending, a very large correction in business inventories, and a further slowdown in residential investment. In addition, employment trends have continued to decline sharply. The unemployment rate, which rose to 8.9% in April, is at its highest level since December 1982. While employment is considered a lagging indicator, these figures suggest nonetheless that consumer spending could struggle in the months ahead.
          Inflation, as measured by the headline Consumer Price Index (CPI), decreased 0.1% in March, as the increase in energy prices from the prior month was temporary. More significantly, the
March year-over-year change in CPI turned negative, to -0.4%. We believe that inflation is unlikely to be a concern in the near-term, even if energy prices move higher and are sustained. Nonetheless, as all of the policy measures instituted by the government over the past 18 months begin to take effect on the economy, we believe that inflation risk will be an increasing concern.
          The American Reinvestment and Recovery Act of 2009 was signed into law by President Obama in mid-February. This fiscal stimulus package is expected to cost roughly $800 billion over ten years, and consists of approximately $300 billion in tax relief, $300 billion in discretionary spending and the balance in mandatory spending. The President also released his $3.6 trillion fiscal 2010 budget proposal in late February which, if passed, would substantially increase the budget deficit, particularly in the out years beyond 2012. In the first six months of the federal fiscal year through March, the deficit has reached $956.8 billion, which is approximately three times larger than its prior year figure. Receipts have fallen 28%, led by sharp declines in both individual and corporate income tax receipts, while outlays have increased 41%. Most of the increase in outlays is attributable to the Troubled Asset Relief Program (TARP). However, outlays for unemployment benefits, Medicare, Medicaid and Social Security have also risen. Revenue and outlay estimates for April suggest that the deficit is likely only to get worse. When including cost estimates for TARP, the bailout of FNMA and FHLMC, and the fiscal stimulus package, the 2009 fiscal year budget deficit is likely to approach $2 trillion, or roughly 13.5% of GDP. The magnitude of the current budget deficit is difficult to comprehend as a variance of just 10% (or $200 billion) represents almost half of the entire deficit in the prior fiscal year.
          The Federal Reserve’s U.S. trade-weighted major currencies dollar index was up +16.8% during April on a year-over-year basis. The U.S. dollar is continuing to benefit from the safe-haven status of U.S. Treasury securities. We expect this trend to continue over the near term. However, on a longer-term basis, the dollar will likely weaken as investors begin to refocus on the U.S. trade deficit and the increasingly massive U.S. budget deficit.

Strategy Summary
          While we are presently in a recession, several indications suggest that the economy may be in a bottoming phase. The sharp drawdown in business inventories during the first quarter implies that we will see a positive contribution as they are eventually rebuilt. In addition, recent (less negative) data on jobless claims also suggest a turn in the economy. Regardless of whether consumer spending is modestly positive or modestly negative, we expect further economic contraction in the second quarter, albeit at a less negative rate. Our estimate for second quarter 2009 GDP growth is a -2.0%, which is a substantial improvement from the anemic levels of the prior two quarters. As the numerous policy actions and initiatives undertaken by various government agencies over the past 18 months gain traction, we believe that U.S. domestic growth will become progressively less negative and could possibly turn positive by year end. We expect more sectors of the economy to show steady improvement in the second half of 2009, and are forecasting modestly positive growth of +0.5% in the fourth quarter of 2009. The result of our quarterly estimates is an annual rate of growth in real GDP of -3.0% for calendar year 2009.
          Financial markets saw a continuation of corporate bailouts, expansive Federal Reserve lending and government-guaranteed bond issuances during the first quarter of 2009, all which were designed to replace continued reductions in private market lending and help provide stability. The Fed has maintained its federal funds target rate near zero through most of the quarter in an attempt to spur additional private market lending and ensure liquidity in the commercial paper market. The Treasury’s recently announced Public-Private Investment Program (PPIP) was created to provide investors with a low cost, public financing mechanism to purchase certain assets from banks. As with the expansion of the Term Asset-Backed Securities Lending Facility (TALF), which contributed to a partial rebound in the prices of asset-backed securities, the PPIP has contributed to recent price strength in corporate bonds, particularly those issued by major financial institutions. In addition, pre-announced Federal Reserve buying of mortgage-backed securities has helped push prices on those securities higher. U.S. Treasury bonds thus underperformed during the first quarter of 2009, partially reversing the record positive returns of the prior calendar quarter.
          The recently announced expansion of the Federal Reserve’s mortgage-backed securities purchase program is designed to help to reduce mortgage rates and encourage lending for home purchases. We expect the housing market to lead the recovery, as housing typically has the highest multiplier effect on the economy as a whole. In the Sit U.S. Government Securities Fund, we con-
tinue to focus on securities that we believe will benefit from an intermediate-term housing market recovery, while still providing attractive risk-adjusted returns within a recessionary environment.
          With regard to municipals, we believe that a substantial portion of the price depreciation experienced by municipals during the past year was more a reflection of the lack of market liquidity rather than declining fundamental credit trends. Positive cash flows into municipal bond mutual funds since the beginning of the year suggest that investors are beginning to take money off the sidelines. Municipal bond yields declined during the first quarter of 2009 as prices saw a partial but substantial rebound from the weakness in 2008, and municipals posted their best quarterly return since the third quarter of 2002. Despite increased fiscal stresses on municipalities and continued ratings downgrades on bond insurers, the ratings agencies are beginning to recalibrate underlying ratings for municipal issuers to global scales based on their historically low default rates and high recovery rates. Recent passage of the Build America Bonds Act will likely result in increased municipal issuance, particularly of taxable municipal bonds.
          Nonetheless, with the loss of bond insurance as a stable source of credit enhancement, municipal bonds can no longer be regarded as a commodity. In addition to our intensive credit research process, the high level of diversification in our municipal bond funds serves to help mitigate credit risk. We believe that the municipal market will continue to see improved performance throughout the year as liquidity is gradually restored. Longer-intermediate maturity and lower rated bonds with stable credit outlooks continue to offer attractive yields. Nonetheless, fiscal stresses, heavy expected supply and continued concerns regarding the health of market-making financial institutions may affect volatility in the near term. Our strategy remains focused on finding attractive yielding investment opportunities in sectors and securities with relatively stable longer term credit outlooks.

With best wishes,

Roger J. Sit
Chairman and President Sit Mutual Funds

Sit Mutual Funds
One Year Ended March 31, 2009

Performance Summary - Bond Funds

          Bond yields saw much volatility during the fiscal 12-month period. Treasury yields trended higher through mid-June in response to signs of stronger economic growth, and then moved lower in mid-September as the subprime loan crisis contributed to a seize-up in credit markets and a liquidity crunch for all non-Treasury sectors, including money markets. Despite a series of government-sponsored guaranty programs, liquidity conditions deteriorated in the fall quarter as a chain of financial failures continued to unfold, exacerbating the flight to quality that finally saw a partial, but substantial, reversal in the first three months of 2009.
          The Federal Reserve, which had held its federal funds target rate steady at 2.0% following a 0.25% cut on April 30th, moved aggressively in response to deteriorating credit conditions with an intermeeting cut of 0.50% on October 8th, followed by another 0.50% cut just weeks later. On December 16th, the Fed reduced its target rate from 1.0% to the zero to 0.25% range and, since then, has sought to manage monetary policy with the expanded use of other liquidity vehicles.
          Treasury yields declined sharply in the fiscal year. Three-month Treasury bill yields, which averaged around 1.65% during the first six months, declined to almost zero by late November, and then rose in January to settle in around 0.25%. The 30-year Treasury yield, which reached a high of 4.79% in mid-June and 3.97% in early October, declined sharply starting in mid-November to a low of 2.52% on December 18th. Approximately half of that decline was reversed in January and the 30-year Treasury yield has since then stabilized around 3.53%, its level on March 31, 2009. The Treasury sector performed strongly as investors sought safety throughout most of the period, as did the agency mortgage backed sector, while the corporate and other asset-backed sectors severely underperformed as credit spreads widened with increased market uncertainty.
          In the municipal market, a series of ratings downgrades for municipal bond insurers contributed to yields moving higher. Longer maturity and lower rated credits experienced the most price depreciation as credit spreads widened. Relative yield ratios of municipals to Treasuries reached unprecedented extremes. The reduction of credit enhancement vehicles, along with the exit of major capital markets participants, severely constrained liquidity and the new issue market. Positive fund inflows helped to partially reverse this trend in the first three months of 2009.

SIT FIXED-INCOME FUNDS	Three Month*	Six Month*
U.S. Government Securities SNGVX	2.12%	3.34%
Barclays Capital Intermediate Government Bond Index	-0.08	6.08
Tax-Free Income(1) SNTIX	6.60	-5.83
Barclays Capital 5-Year Municipal Bond Index	2.18	6.20
Minnesota Tax-Free Income SMTFX	7.45	-0.87
Barclays Capital 5-Year Municipal Bond Index	2.18	6.20

*3- and 6-month returns not annualized.

	1999	2000
U.S. Government Securities SNGVX	1.37%	9.15%
Barclays Capital Intermediate Government Bond Index	0.49	10.47
Tax-Free Income SNTIX	-4.01	8.32
Barclays Capital 5-Year Municipal Bond Index	0.74	7.72
Minnesota Tax-Free Income SMTFX	-3.82	8.09
Barclays Capital 5-Year Municipal Bond Index	0.74	7.72

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative. Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by calling or visiting www.sitfunds.com. Please read the prospectus carefully before you invest or send money.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED MARCH 31, 2009
One Year	Three Year	Five Year	Ten Year	Since Inception	Inception Date
4.18%	6.10%	4.52%	5.00%	6.58%	6/2/87
5.99	7.62	4.82	5.76	6.93
-9.14	-2.44	-0.32	1.77	4.69	9/29/88
6.04	5.50	3.76	4.69	5.81
-3.67	0.35	1.63	3.01	4.22	12/1/93
6.04	5.50	3.76	4.69	4.94

AS OF 3/31/09

30-Day SEC Yield		Distribution Rate(2)
5.08%		4.83%

6.67	(3)	4.77

5.55	(4)	4.67

TOTAL RETURN BY CALENDAR YEAR
2001	2002	2003	2004	2005	2006	2007	2008	YTD 2009
8.56%	5.79%	1.19%	3.35%	2.49%	4.13%	6.92%	5.12%	2.12%
8.42	9.64	2.29	2.33	1.68	3.84	8.47	10.43	-0.08
5.84	5.69	2.87	3.96	3.30	3.54	0.26	-15.77	6.60
6.21	9.27	4.13	2.72	0.95	3.34	5.15	5.78	2.18
5.85	7.06	4.42	3.68	4.44	4.92	1.04	-10.75	7.45
6.21	9.27	4.13	2.72	0.95	3.34	5.15	5.78	2.18

(1)	Pursuant to a Plan of Reorganization on 4/23/07, the Tax-Free Income Fund acquired all of the assets of Florida Tax-Free Income Fund in exchange for shares of common stock of the Tax-Free Income Fund.
(2)	Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/2009.
(3)	For individuals in the 25%, 28%, 33% and 35% federal tax brackets, the federal tax equivalent yields are 8.89%, 9.26%, 9.96% and 10.26%, respectively. (Income subject to state tax, if any.)
(4)

For Minnesota residents in the 25%, 28%, 33% and 35% federal tax brackets, the double exempt tax equivalent yields are 8.03%, 8.36%, 8.99% and 9.27%, respectively. (Assumes the maximum Minnesota tax bracket of 7.85%.)

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2008

     The tables below show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2008. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. Index information does not reflect deductions for fees, expenses, or taxes. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.
     A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.
     A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.
     The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

Sit U.S. Government Securities Fund	1 Year	5 Years	10 Years

Return Before Taxes	5.1%	4.4%	4.8%
Return After Taxes on Distributions	3.4%	2.9%	3.0%
Return After Taxes on Distributions and Sale of Fund Shares	3.4%	2.8%	3.0%
Barclays Capital Intermediate Government Bond Index	10.4%	5.3%	5.7%

Sit Tax-Free Income Fund	1 Year	5 Years	10 Years

Return Before Taxes	-15.8%	-1.3%	1.2%
Return After Taxes on Distributions	-15.8%	-1.3%	1.2%
Return After Taxes on Distributions and Sale of Fund Shares	-12.6%	-0.4%	1.8%
Barclays Capital 5-Year Municipal Bond Index	5.8%	3.6%	4.6%

Sit Minnesota Tax-Free Income Fund	1 Year	5 Years	10 Years

Return Before Taxes	-10.8%	0.5%	2.3%
Return After Taxes on Distributions	-10.8%	0.5%	2.3%
Return After Taxes on Distributions and Sale of Fund Shares	-8.4%	1.1%	2.7%
Barclays Capital 5-Year Municipal Bond Index	5.8%	3.6%	4.6%

This page has been left blank intentionally.

Sit U.S. Government Securities Fund
One Year Ended March 31, 2009

Senior Portfolio Managers, Michael C. Brilley and Bryce A. Doty, CFA Portfolio Manager, Mark H. Book, CFA

          The Sit U.S. Government Securities Fund provided a return of +4.18% during the 12 month period ended March 31, 2009, compared to the return of the Barclays Intermediate Government Bond Index of +5.99%. The Fund’s 30-day SEC yield was 5.08% and its 12-month distribution rate was 4.83%.
          During the 12 month period, the Fund benefited from its positions in U.S. Government Bonds, as general economic weakness produced higher demand for government obligations, which are typically considered the safest investment option. The Fund also benefited from its positions in agency mortgage pass-through securities, both due to the income advantage provided from these securities as well as higher demand following the announcement that the government would be purchasing mortgage securities on the open market to help keep mortgage interest rates low. The Fund’s modest cash position hurt relative performance, due to the very low levels of interest rates currently available on cash-equivalent investments.
          During the last twelve months, financial markets endured a continuation of corporate bailouts, expansive Federal Reserve lending, and government guaranteed bond issuances, all designed to replace continued reductions in private market lending. The bankruptcy of Lehman, the collapse of AIG and the takeovers of giants such as Washington Mutual and Merrill Lynch was topped only by the nationalization of the nation’s housing agencies, the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corp (FHLMC). While this nationalization proved difficult for common and preferred shareholders of FNMA and FHLMC stock, it only further strengthened the governments backing of the agency’s debt.
          During the fourth quarter of 2008 U.S. Treasury yields reached record lows, as investors sought out the safety offered by government bonds following the bankruptcies of several high profile financial corporations. By the end of the first quarter of 2009, Treasury yields had risen modestly, as the extreme flight to quality experienced during fourth quarter of 2008, caused by the plethora of Government programs to create liquidity and alleviate the stress on the credit markets, began to reverse itself. The government continues to devote a significant amount of taxpayer resources into stabilizing financial markets. By the end of the fiscal year, the Federal Reserve had moved its Federal Funds target rate to a level near zero, in an attempt to spur additional private market lending and increase investor liquidity.
          The Fed also announced a mortgage- backed securities purchase program, designed to reduce mortgage rates and encourage lending. We believe the net effect of current government initiatives will be to drive an eventual economic recovery later this year. We expect the housing market to lead the recovery, as housing typically has the highest multiplier effect on the economy as a whole. As the Fed is likely to keep short-term interest rates low far into any eventual economic recovery, the high levels of income produced by the Fund’s mortgage pass-through securities will likely provide a highly attractive alternative to other short term fixed-income investments. This high level of income and stability of principal continues to be the Fund’s focus, as has been the case since the Fund’s inception.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
          Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

PORTFOLIO SUMMARY

Net Asset Value 3/31/09:	$10.84 Per Share

3/31/08:	$10.92 Per Share

Total Net Assets:	$390.6 Million

30-day SEC Yield:	5.08%

12-Month Distribution Rate:	4.83%

Average Maturity:	21.0 Years

Effective Duration:	1.9 Years(1)

(1) See next page

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

Portfolio structure by sector

AVERAGE ANNUAL TOTAL RETURNS*

	Sit U.S. Gov’t Securities Fund	Barclays Capital Inter. Gov’t Bond Index	Lipper U.S. Gov’t Fund Index

3 Month**	2.12%	-0.08%	0.74%
6 Month**	3.34	6.08	n/a
1 Year	4.18	5.99	3.86
5 Years	4.52	4.82	3.94
10 Years	5.00	5.76	5.03
Inception	6.58	6.93	6.31
(6/2/87)

CUMULATIVE TOTAL RETURNS*

	Sit U.S. Gov’t Securities Fund	Barclays Capital Inter. Gov’t Bond Index	Lipper U.S. Gov’t Fund Index

1 Year	4.18%	5.99%	3.86%
5 Year	24.75	26.54	21.31
10 Year	62.86	75.05	63.31
Inception	302.55	332.22	280.34
(6/2/87)

*As of 3/31/09.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Barclays Capital Intermediate Government Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(1)Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio.

GROWTH OF $10,000

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/09 would have grown to $40,255 in the Fund or $43,222 in the Barclays Capital Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.

ESTIMATED AVERAGE LIFE PROFILE

Sit U.S. Government Securities Fund
March 31, 2009

Portfolio of Investments

Par ($)	Coupon	Maturity	Fair Value ($)(1)

Mortgage Pass-Through Securities (63.8%) (2)
Federal Home Loan Mortgage Corporation (16.4%):
33,948	5.50%	8/1/17	35,177
113,806	5.98%	2/1/34	114,497
201,796	6.38%	12/1/26	213,125
72,738	6.38%	8/1/27	77,276
92,634	6.38%	12/1/27	98,413
523,780	6.50%	8/1/29	552,762
176,242	7.00%	2/1/16	182,993
255,280	7.00%	1/1/33	274,286
244,040	7.38%	12/17/24	260,900
906,287	7.50%	9/1/26	963,586
136,133	7.50%	7/1/27	148,438
1,217,317	7.50%	7/1/27	1,299,820
203,507	7.50%	7/1/30	222,531
415,108	7.50%	1/1/31	438,295
755,742	7.50%	7/1/31	800,918
5,624,522	7.50%	10/1/31	6,159,519
4,071,675	7.50%	10/1/31	4,315,068
4,581,666	7.50%	4/1/32	4,855,544
318,602	7.50%	5/1/32	345,007
667,086	7.50%	5/1/32	722,372
436,491	7.50%	5/1/32	471,199
429,839	7.50%	5/1/32	464,018
3,709,651	7.50%	7/1/32	4,021,708
1,525,427	7.50%	12/1/32	1,616,612
1,847,527	7.50%	1/1/33	2,002,396
13,996,237	7.50%	7/1/34	15,169,476
1,987,574	7.50%	12/1/34	2,157,180
405,832	7.50%	6/1/35	442,649
61,757	7.95%	10/1/25	67,083
69,129	7.95%	10/1/25	75,607
47,550	7.95%	11/1/25	52,006
18,046	8.00%	5/1/17	19,135
19,485	8.00%	12/1/26	20,907
41,682	8.25%	12/1/17	44,640
364,474	8.50%	5/1/16	417,670
3,447	8.50%	1/1/17	3,714
23,971	8.50%	3/1/17	25,823
65,535	8.50%	4/1/17	70,417
67,196	8.50%	5/1/17	72,385
20,726	8.50%	5/1/17	22,327
50,544	8.50%	10/1/19	55,033
36,017	8.50%	7/1/21	39,216
1,018,424	8.50%	6/20/27	1,099,497
276,491	8.50%	12/1/29	298,286
245,197	8.50%	2/1/31	264,525
593,129	8.50%	3/1/31	646,414
2,176	8.75%	1/1/17	2,295
72,298	9.00%	11/1/15	84,998
6,982	9.00%	5/1/16	8,209

Par ($)	Coupon	Maturity	Fair Value ($)(1)

30,608	9.00%	10/1/16	32,763
12,204	9.00%	1/1/17	13,118
878	9.00%	2/1/17	892
16,439	9.00%	6/1/17	17,651
11,374	9.00%	7/1/21	12,653
12,412	9.00%	10/1/21	13,158
171,010	9.00%	11/1/25	190,402
1,057,334	9.00%	3/20/27	1,131,850
1,601,769	9.00%	4/1/31	1,781,872
1,972,947	9.00%	5/1/31	2,194,823
19,941	9.25%	6/1/16	22,087
6,222	9.25%	3/1/17	6,892
91,718	9.25%	2/1/18	97,365
293	9.25%	1/1/19	299
46,932	9.25%	3/1/19	50,418
39,101	9.25%	3/1/19	39,964
4,282	9.50%	2/1/10	4,369
3,142	9.50%	5/1/10	3,242
863	9.50%	6/1/10	888
9,392	9.50%	6/1/16	10,459
3,971	9.50%	7/1/16	4,422
20,962	9.50%	10/1/16	23,343
210	9.50%	6/1/17	235
40,981	9.50%	4/1/18	45,511
181,543	9.50%	6/17/19	196,924
773,369	9.50%	12/17/21	840,718
40,501	9.75%	12/1/16	43,806
119,870	9.75%	12/1/17	132,453
2,643	10.00%	11/1/10	2,683
2,355	10.00%	11/1/11	2,391
131,253	10.00%	9/1/20	148,911
1,311,095	10.00%	3/1/21	1,498,207
694,922	10.00%	3/15/25	757,512
1,060,620	10.00%	7/1/30	1,229,276
123	10.25%	6/1/10	126
25,688	10.25%	2/1/17	26,265
1,057	10.29%	9/1/16	1,117
39,823	10.50%	10/1/13	44,461
5,213	10.50%	5/1/14	5,334
191,628	10.50%	6/1/19	215,900
239	11.00%	12/1/11	261
12,305	11.00%	6/1/15	13,632
1,613	11.00%	2/1/16	1,771
997,232	11.00%	9/17/16	1,109,316
1,035	11.00%	7/1/19	1,166
420,340	11.00%	8/15/20	467,586
223	11.25%	10/1/09	228
5,263	11.25%	8/1/11	6,104
14,158	13.00%	5/1/17	17,090
			64,277,866

Par ($)	Coupon	Maturity	Fair Value ($)(1)

Federal National Mortgage Association (32.6%):
66,349	3.66%	8/1/33	67,089
144,942	3.70%	8/1/33	146,788
74,208	5.76%	3/1/33	77,639
605,245	6.15%	8/1/36	629,401
668,251	6.20%	11/1/27	710,861
18,531	6.24%	3/1/19	19,392
82,998	6.49%	2/1/32	88,076
69,354	6.49%	4/1/32	73,597
41,668	6.91%	11/1/26	45,145
171,670	6.91%	8/1/27	185,997
292,626	6.95%	8/1/21	301,544
11,242	7.00%	2/1/17	12,146
645,270	7.00%	6/1/17	700,222
1,740,610	7.00%	6/1/22	1,876,430
395,365	7.00%	6/1/22	415,227
109,434	7.00%	8/1/27	118,153
1,090,130	7.00%	11/1/29	1,177,660
284,399	7.00%	1/1/31	307,234
275,849	7.00%	2/1/32	293,819
983,180	7.00%	3/1/32	1,064,397
1,016,452	7.00%	4/1/32	1,094,708
857,331	7.00%	5/1/32	923,335
276,548	7.00%	6/1/32	299,392
2,016,795	7.00%	6/1/32	2,148,182
96,288	7.00%	11/1/32	102,682
1,047,592	7.00%	7/1/33	1,128,914
998,710	7.00%	12/1/33	1,083,788
346,971	7.00%	4/1/34	369,575
933,363	7.00%	1/1/35	997,069
751,264	7.00%	3/1/36	811,408
756,705	7.00%	9/1/37	814,963
996,016	7.45%	6/1/16	1,076,808
325,173	7.50%	11/1/12	340,362
456,873	7.50%	6/1/22	493,202
526,244	7.50%	8/1/22	571,530
1,121,784	7.50%	10/1/22	1,193,741
929,505	7.50%	12/1/22	976,752
1,740,360	7.50%	3/1/23	1,828,822
591,679	7.50%	9/1/23	629,633
450,895	7.50%	12/1/23	486,535
1,442,435	7.50%	2/1/24	1,554,497
1,547,453	7.50%	5/1/24	1,667,674
417,451	7.50%	5/1/26	443,975
25,508	7.50%	9/1/27	27,327
480,356	7.50%	9/1/27	520,533
1,219,868	7.50%	10/1/28	1,323,525
121,594	7.50%	7/1/29	129,394
1,892,730	7.50%	9/1/29	2,053,562
1,950,932	7.50%	10/1/29	2,115,509
40,008	7.50%	11/1/29	43,317

Par ($)	Coupon	Maturity	Fair Value ($)(1)

295,894	7.50%	11/1/29	320,799
84,531	7.50%	2/1/30	89,953
125,771	7.50%	8/1/30	136,175
850,208	7.50%	12/1/30	922,894
480,160	7.50%	1/1/31	520,576
61,224	7.50%	6/1/31	65,122
266,716	7.50%	8/1/31	283,824
2,663,800	7.50%	10/1/31	2,891,535
3,059,071	7.50%	11/1/31	3,312,293
106,700	7.50%	3/1/32	115,063
1,030,619	7.50%	4/1/32	1,095,432
1,235,261	7.50%	4/1/32	1,314,496
455,643	7.50%	6/1/32	491,177
315,780	7.50%	6/1/32	342,613
1,468,811	7.50%	7/1/32	1,563,028
76,548	7.50%	8/1/32	81,306
427,129	7.50%	9/1/32	462,461
67,527	7.50%	9/1/32	71,716
1,438,900	7.50%	12/1/32	1,560,012
1,543,467	7.50%	1/1/33	1,642,473
1,654,078	7.50%	4/1/33	1,760,179
665,262	7.50%	1/1/34	721,791
274,071	7.50%	9/1/34	290,512
166,097	7.50%	12/1/34	176,752
1,778,629	7.50%	7/1/35	1,911,067
3,716,626	7.50%	9/1/35	4,099,074
1,464,413	7.50%	11/1/35	1,573,454
3,775,605	7.50%	1/1/36	4,017,791
873,774	7.50%	9/1/36	931,105
3,408,774	7.50%	10/1/37	3,632,434
1,870,643	7.50%	10/1/37	1,990,447
249,637	7.62%	12/1/16	265,947
512,218	7.95%	9/15/20	550,050
1,169	8.00%	8/1/09	1,177
79,440	8.00%	4/1/16	84,096
2,795,494	8.00%	4/1/28	3,037,218
1,593,775	8.00%	6/1/31	1,738,334
631,719	8.00%	1/1/32	689,018
3,547,344	8.00%	9/1/33	3,860,504
797,015	8.17%	11/15/31	858,725
40,441	8.25%	4/1/22	43,175
409,037	8.33%	7/15/20	448,759
224,722	8.38%	7/20/28	242,108
1,822,079	8.45%	5/31/35	1,967,613
252,449	8.50%	9/1/12	274,422
191,975	8.50%	9/1/13	200,834
314,509	8.50%	2/1/16	355,919
17,068	8.50%	9/1/17	18,153
82,604	8.50%	8/1/18	89,195
23,350	8.50%	7/1/22	25,366
97,322	8.50%	7/1/26	105,115

See accompanying notes to portfolios of investments on page 46.    11

Sit U.S. Government Securities Fund
March 31, 2009

Portfolio of Investments

Par ($)	Coupon	Maturity	Fair Value ($)(1)

744,239	8.50%	11/1/26	817,423
460,077	8.50%	10/1/28	502,059
276,839	8.50%	11/1/28	304,304
537,063	8.50%	12/1/28	589,874
643,889	8.50%	4/1/29	708,224
2,195,942	8.50%	10/1/29	2,415,352
1,204,033	8.50%	10/1/29	1,320,531
979,934	8.50%	10/1/29	1,058,401
102,102	8.50%	6/1/30	110,920
582,824	8.50%	7/1/30	641,058
62,313	8.50%	11/1/30	67,525
10,506	8.50%	1/1/31	11,385
1,949,814	8.50%	4/1/32	2,138,472
74,511	8.50%	5/1/32	81,730
2,015,166	8.50%	5/1/32	2,216,514
190,302	8.52%	9/15/30	207,650
364,779	8.71%	7/20/30	393,383
78,071	8.87%	12/15/25	85,388
18	9.00%	5/1/09	18
194	9.00%	5/1/09	195
634	9.00%	5/1/09	639
10,292	9.00%	3/1/11	10,528
11,916	9.00%	9/1/17	12,890
33,683	9.00%	2/1/18	36,438
13,921	9.00%	10/1/19	14,984
30,057	9.00%	12/15/19	32,326
109,550	9.00%	6/15/25	121,601
635,300	9.00%	6/1/30	703,488
582,226	9.00%	7/1/30	642,580
451,790	9.00%	10/1/30	498,071
530,324	9.00%	2/1/31	587,427
28,663	9.00%	7/1/31	31,943
295,921	9.00%	10/1/31	327,785
4,621,268	9.00%	3/1/32	5,104,883
760,581	9.00%	8/1/37	827,657
1,246,466	9.00%	1/1/38	1,356,231
1,114,598	9.00%	2/1/38	1,212,895
44,554	9.25%	10/1/16	49,250
95,933	9.25%	2/1/17	105,680
166,163	9.34%	8/20/27	186,448
3,715	9.50%	12/1/09	3,791
19,783	9.50%	11/1/18	21,765
42,394	9.50%	5/1/19	46,730
43,641	9.50%	10/1/19	47,850
505,552	9.50%	3/1/20	549,367
622,517	9.50%	7/1/20	695,758
72,705	9.50%	9/1/20	80,955
85,461	9.50%	10/15/20	93,119
20,044	9.50%	12/15/20	21,855
74,970	9.50%	12/15/20	81,690
17,752	9.50%	3/1/21	19,536

Par ($)	Coupon	Maturity	Fair Value ($)(1)

24,344	9.50%	4/15/21	26,615
173,680	9.50%	8/1/24	193,822
99,351	9.50%	12/1/24	111,040
141,392	9.50%	5/1/27	158,845
1,264,442	9.50%	5/1/29	1,380,529
91,905	9.50%	1/1/30	101,750
561,452	9.50%	4/1/30	626,564
2,746,975	9.50%	8/1/31	3,074,455
722,586	9.55%	8/20/25	793,212
62,500	9.75%	1/15/13	67,844
120,269	9.75%	10/1/21	132,462
158,870	9.75%	4/1/25	174,976
9,011	10.00%	5/1/11	9,215
60,983	10.00%	7/1/13	68,942
269,895	10.00%	2/1/15	298,246
373,095	10.00%	3/1/15	412,068
50,259	10.00%	11/1/16	54,924
37,125	10.00%	9/1/19	41,566
14,718	10.00%	11/1/20	16,712
11,369	10.00%	1/1/21	13,067
76,807	10.00%	1/1/24	86,537
210,751	10.00%	2/1/28	240,024
818,014	10.00%	6/1/30	915,861
238,495	10.18%	7/1/20	265,392
221,560	10.19%	7/15/20	248,149
887,592	10.25%	12/1/09	923,791
106,088	10.25%	8/15/13	115,050
21,682	10.50%	5/1/15	25,544
131,547	10.50%	1/1/16	147,025
28,937	10.50%	12/1/17	30,340
38,653	10.50%	4/1/22	43,190
197,430	10.50%	6/1/28	231,764
842	11.00%	4/1/14	946
3,050	11.00%	8/1/15	3,141
16,173	11.00%	4/1/17	18,423
185,339	11.27%	8/15/20	209,429
90,719	11.75%	12/15/26	103,600
			127,366,439

Government National Mortgage Association (14.8%) (3):
330,286	5.50%	9/15/25	350,202
129,505	5.76%	3/20/33	134,991
79,547	5.76%	3/20/33	82,917
105,563	5.76%	3/20/33	110,035
111,464	5.76%	5/20/33	116,186
89,857	5.76%	6/20/33	93,663
104,006	5.76%	6/20/33	108,413
60,251	6.00%	9/15/18	63,577
79,784	6.05%	3/20/33	83,965
109,450	6.25%	5/15/13	114,103
322,663	6.25%	12/15/23	339,945

Par ($)	Coupon	Maturity	Fair Value ($)(1)

145,873	6.25%	1/15/24	154,540
94,732	6.38%	12/15/27	100,563
282,267	6.38%	4/15/28	300,271
137,403	6.49%	11/20/31	146,463
45,946	6.49%	12/20/31	48,975
167,024	6.49%	4/20/32	177,840
72,093	6.49%	6/20/32	76,761
85,407	6.49%	12/20/32	90,938
670,080	6.50%	7/20/38	690,182
36,868	6.57%	9/20/32	38,979
81,359	6.57%	3/20/33	85,552
63,480	6.75%	9/15/15	67,148
280,516	6.75%	8/15/28	299,165
87,374	6.75%	6/15/29	93,311
334,564	6.91%	7/20/26	356,802
782,158	6.91%	2/20/27	834,482
3,172,775	6.93%	9/15/39	3,184,280
75,576	6.93%	2/20/25	80,597
24,087	7.00%	9/20/16	25,358
371,287	7.00%	5/20/29	397,829
608,817	7.00%	7/15/29	654,432
4,663,112	7.00%	9/15/31	4,927,841
332,206	7.00%	7/15/34	351,066
193,847	7.00%	10/15/34	205,959
527,125	7.00%	8/20/36	555,243
813,620	7.00%	9/20/36	857,019
1,063,255	7.00%	6/20/38	1,095,152
173,338	7.02%	4/20/26	183,517
15,604	7.05%	2/15/23	16,611
89,982	7.05%	9/20/26	95,350
75,046	7.05%	11/20/26	79,523
59,234	7.05%	1/20/27	62,812
95,002	7.05%	4/20/27	100,740
972,681	7.10%	5/20/25	1,027,358
39,157	7.15%	12/20/26	41,615
72,095	7.15%	3/20/27	76,664
233,965	7.15%	4/20/27	248,792
2,329	7.25%	8/15/10	2,412
125,287	7.25%	5/15/29	134,193
224,200	7.25%	6/15/29	239,535
58,534	7.27%	7/20/22	62,152
58,765	7.38%	1/15/29	63,158
27,652	7.50%	5/15/16	29,512
742,984	7.50%	8/15/23	800,981
489,003	7.50%	11/15/23	527,174
1,359,674	7.50%	12/15/23	1,460,083
1,958,823	7.50%	12/15/23	2,101,575
686,004	7.50%	11/15/25	738,595
217,913	7.50%	5/15/27	229,940
224,800	7.50%	8/15/27	237,207
578,789	7.50%	8/15/27	623,842

Par ($)	Coupon	Maturity	Fair Value ($)(1)

408,067	7.50%	11/15/27	439,831
4,827,739	7.50%	12/15/29	5,207,769
248,041	7.50%	2/20/31	260,738
138,457	7.50%	3/20/31	145,545
212,716	7.50%	5/20/31	223,605
545,862	7.50%	4/15/34	588,712
105,541	7.50%	6/15/36	111,393
1,261,287	7.50%	1/20/38	1,325,851
63,894	7.55%	7/20/22	67,711
67,396	7.55%	10/20/22	71,422
91,479	7.63%	10/15/29	98,427
101,012	7.63%	12/15/29	108,683
51,564	7.65%	10/20/21	54,797
77,148	7.65%	7/20/22	81,964
161,529	7.75%	6/15/20	173,542
170,357	7.75%	7/15/20	183,027
63,547	7.75%	8/15/20	68,273
113,386	7.75%	8/15/20	121,819
62,458	7.75%	11/15/20	67,103
4,134,530	7.75%	6/15/35	4,377,079
40,400	7.90%	1/20/21	43,187
22,619	7.90%	1/20/21	24,179
82,912	7.95%	2/15/20	89,515
40,297	7.95%	5/20/25	43,477
113,169	7.95%	7/20/25	122,101
46,148	7.95%	8/20/25	49,790
155,061	7.95%	9/20/25	167,298
23,969	7.95%	10/20/25	25,860
35,798	7.95%	10/20/25	38,623
30,298	7.95%	10/20/25	32,689
67,952	7.95%	1/20/26	73,415
68,005	7.95%	1/20/26	73,473
84,268	7.95%	4/20/26	91,043
20,052	7.95%	6/20/26	21,664
20,209	7.95%	9/20/26	21,834
33,976	7.95%	9/20/26	36,707
25,404	7.95%	11/20/26	27,446
33,923	7.95%	12/20/26	36,650
44,283	7.95%	3/20/27	47,871
32,030	7.99%	2/20/21	34,310
54,770	7.99%	4/20/21	58,670
107,584	7.99%	7/20/21	115,245
22,105	7.99%	9/20/21	23,679
91,276	7.99%	10/20/21	97,776
148,034	7.99%	1/20/22	158,643
205,709	7.99%	6/20/22	220,452
10,086	8.00%	10/15/12	10,796
257,539	8.00%	10/15/14	275,393
46,194	8.00%	5/15/16	49,966
139,764	8.00%	6/15/16	151,177
48,698	8.00%	9/15/16	52,675

See accompanying notes to portfolios of investments on page 46.    13

Sit U.S. Government Securities Fund
March 31, 2009

Portfolio of Investments

Par ($)	Coupon	Maturity	Fair Value ($)(1)

1,853,369	8.00%	7/15/29	2,012,634
2,863,044	8.00%	4/15/31	3,021,851
1,488,787	8.00%	6/20/31	1,565,463
230,342	8.10%	5/20/19	246,842
22,864	8.10%	6/20/19	24,502
61,556	8.10%	7/20/19	65,965
120,051	8.10%	9/20/19	128,650
23,141	8.10%	9/20/19	24,799
22,059	8.10%	10/20/19	23,639
25,504	8.10%	1/20/20	27,234
31,828	8.10%	7/20/20	33,988
49,077	8.25%	12/15/11	52,415
7,919	8.25%	1/15/12	8,499
30,355	8.25%	8/15/15	32,883
315,928	8.25%	4/15/19	341,017
105,744	8.25%	2/15/20	113,734
4,839	8.25%	4/15/27	5,226
37,813	8.25%	6/15/27	40,843
38,122	8.38%	10/15/19	41,266
90,938	8.40%	2/15/19	98,506
102,291	8.40%	6/15/19	110,804
30,255	8.40%	9/15/19	32,773
50,075	8.40%	2/15/20	54,045
10,713	8.50%	12/15/11	11,469
45,683	8.50%	1/15/12	49,182
6,421	8.50%	4/15/15	6,989
43,468	8.50%	4/15/15	47,308
132,790	8.50%	9/15/16	144,317
57,046	8.50%	1/15/17	62,204
75,131	8.50%	12/15/21	81,333
57,384	8.50%	12/15/21	62,083
8,751	8.50%	7/20/22	9,422
66,788	8.50%	10/20/22	71,909
29,018	8.50%	9/20/24	31,304
64,980	8.50%	3/20/25	70,245
152,384	8.50%	12/20/26	164,837
25,645	8.50%	8/15/30	28,051
2,241,525	8.50%	7/15/32	2,451,111
43,640	8.60%	6/15/18	46,627
39,269	8.63%	10/15/18	41,984
4,396	8.75%	11/15/09	4,564
13,031	8.75%	6/15/11	13,961
82,255	8.75%	11/15/11	88,121
13,628	8.75%	12/15/11	14,600
5	9.00%	10/15/09	5
3,902	9.00%	11/15/09	4,054
402	9.00%	12/15/09	412
24,122	9.00%	5/15/11	25,903
19,787	9.00%	5/15/11	21,249
27,539	9.00%	6/15/11	29,573
26,342	9.00%	7/15/11	28,288

Par ($)	Coupon	Maturity	Fair Value ($)(1)

30,777	9.00%	8/15/11	33,051
11,279	9.00%	8/15/11	12,274
34,827	9.00%	9/15/11	37,400
42,239	9.00%	9/15/11	45,360
21,432	9.00%	9/15/11	23,015
25,063	9.00%	10/15/11	26,914
75,748	9.00%	7/15/15	81,690
27,325	9.00%	8/15/15	29,469
294,150	9.00%	12/15/16	317,330
37,832	9.00%	1/15/17	41,488
194,814	9.00%	7/15/17	213,638
191,389	9.00%	11/15/24	206,937
93,670	9.00%	4/15/26	101,588
20,309	9.10%	5/15/18	22,038
4,480	9.25%	11/15/09	4,682
6,195	9.25%	1/15/10	6,626
6,920	9.25%	4/15/10	7,402
10,613	9.25%	11/15/10	11,352
27,419	9.25%	11/15/11	29,683
8,276	9.50%	10/15/09	8,427
3,774	9.50%	10/15/09	3,842
4,002	9.50%	11/15/09	4,185
8,911	9.50%	1/15/10	9,546
3,077	9.50%	2/15/10	3,212
5,340	9.50%	4/15/10	5,649
6,085	9.50%	8/15/10	6,518
9,102	9.50%	11/15/10	9,751
5,351	9.50%	1/15/11	5,807
31,517	9.50%	3/15/11	34,199
12,245	9.50%	3/20/16	13,335
36,349	9.50%	11/20/16	39,585
1,761	9.50%	12/20/17	1,918
3,639	9.50%	4/20/18	3,969
1,353	9.50%	5/20/18	1,476
28,223	9.50%	6/20/18	30,785
27,403	9.50%	7/20/18	29,891
17,008	9.50%	8/20/18	18,553
32,946	9.50%	9/20/18	35,937
38,553	9.50%	9/20/18	42,053
11,041	9.50%	9/20/18	12,043
17,157	9.50%	8/20/19	18,761
2,311	9.50%	10/20/19	2,527
4,957	9.75%	8/15/09	5,179
7,742	9.75%	9/15/09	8,088
34,285	9.75%	8/15/10	36,577
12,773	9.75%	11/15/10	13,627
43,300	9.75%	12/15/10	46,195
34,726	9.75%	1/15/11	37,857
30,747	9.75%	1/15/11	33,519
12,381	9.75%	10/15/12	13,744
5,811	9.75%	10/15/12	6,450

Par ($)	Coupon	Maturity	Fair Value ($)(1)

5,689	9.75%	11/15/12	6,316
16,979	9.75%	11/15/12	18,848
16,625	9.75%	11/15/12	18,456
10,083	9.75%	11/15/12	11,193
341	10.00%	11/15/09	348
1,543	10.00%	6/15/10	1,649
25,227	10.00%	6/15/10	26,955
6,956	10.00%	7/15/10	7,433
3,738	10.00%	7/15/10	3,994
6,741	10.00%	11/15/10	7,203
26,481	10.00%	3/20/16	29,004
14,282	10.00%	11/15/17	15,663
28,463	10.00%	2/15/19	31,141
14,991	10.00%	2/20/19	16,341
14,514	10.00%	3/20/19	15,821
14,328	10.00%	5/20/19	15,619
126,606	10.00%	10/15/19	141,632
33,550	10.00%	11/15/19	36,706
29,238	10.00%	12/15/20	32,046
64,906	10.00%	6/15/21	71,154
815	10.25%	5/15/09	840
3,156	10.25%	11/15/11	3,396
12,203	10.25%	1/15/12	13,361
4,925	10.25%	7/15/12	5,392
2,895	10.50%	6/15/09	2,986
7,762	10.50%	9/15/15	8,650
10,214	10.50%	11/15/15	11,383
956	10.50%	8/20/17	1,065
13,543	10.50%	11/15/18	15,205
26,730	10.50%	6/15/19	30,038
164,910	10.50%	2/15/20	184,732
352,224	10.50%	12/15/20	391,078
123,229	10.50%	8/15/21	138,665
767	10.75%	1/15/10	811
535	10.75%	7/15/11	578
4,411	11.25%	6/15/10	4,680
11,564	11.25%	9/15/10	12,271
508	11.25%	9/15/10	539
9,270	11.25%	3/15/11	10,098
851	11.25%	3/15/11	927
19,668	11.25%	4/15/11	21,425
3,961	11.25%	5/15/11	4,315
16,089	11.25%	7/15/11	17,526
3,218	11.25%	7/15/11	3,505
3,917	11.25%	10/15/11	4,267
45,786	11.50%	8/15/18	50,367
			57,730,428

Total mortgage pass-through securities			249,374,733
(cost: $246,421,283)

Par ($)	Coupon	Maturity	Fair Value ($)(1)

Taxable Municipal Securities (0.1%) (2)
370,000	Bernalillo Multifamily Rev. Series
	1998A, 7.50%, 9/20/20		388,589

(cost: $380,973)

U.S. Treasury / Federal Agency Securities (1.3%) (2)

3,000,000	U.S. Treasury Note, 0.875%, 3/31/11		3,003,984
	U.S. Treasury Strips, Zero Coupon:
1,200,000	5.22	% effective yield, 5/15/20	802,808
2,850,000	5.45	% effective yield, 5/15/30	1,277,558

Total U.S. Treasury / Federal Agency securities			5,084,350
(cost: $4,750,106)

Collateralized Mortgage Obligations (33.6%) (2)
Federal Home Loan Mortgage Corp.:
435,957	3.00%	2/15/23	435,937
428,334	4.00%	11/15/14	433,045
2,415,473	4.00%	5/31/25	2,386,993
210,347	4.00%	12/15/32	209,465
571,528	4.00%	3/15/33	572,109
427,138	4.00%	3/15/34	430,502
796,180	4.75%	9/15/35	811,103
500,000	5.50%	7/15/31	515,485
666,984	5.50%	2/15/34	680,471
120,769	6.00%	9/15/21	126,770
112,400	6.50%	2/15/30	119,305
755,070	6.50%	2/15/32	803,600
260,680	6.50%	7/15/32	277,907
221,094	6.70%	9/15/23	229,609
547,948	6.70%	3/15/28	576,626
259,374	7.00%	12/15/20	271,127
111,270	7.00%	3/15/21	117,703
876,873	7.00%	9/15/21	916,607
74,663	7.00%	11/15/22	78,980
3,533,037	7.00%	3/25/23	3,553,278
140,323	7.00%	4/15/23	146,061
343,891	7.00%	5/15/23	369,836
433,671	7.00%	7/15/23	458,743
160,000	7.00%	3/15/24	170,726
1,702,657	7.00%	8/15/29	1,823,375
428,699	7.00%	7/15/31	452,288
317,951	7.50%	6/15/17	337,400
549,450	7.50%	10/15/21	581,215
1,391,980	7.50%	7/15/22	1,475,064
1,713,195	7.50%	3/15/23	1,815,452
6,154,471	7.50%	4/15/23	6,521,819
1,408,890	7.50%	6/15/30	1,492,984

See accompanying notes to portfolios of investments on page 46.     15

Sit U.S. Government Securities Fund March 31, 2009
Portfolio of Investments

Par ($)	Coupon	Maturity	Fair Value ($)(1)

707,456	7.50%	9/15/30	717,358
188,242	7.50%	9/15/30	189,545
46,367	8.00%	3/15/21	50,225
518,962	8.00%	7/15/21	518,457
158,688	8.00%	11/25/22	169,449
61,635	8.00%	3/15/23	65,391
101,833	8.00%	4/25/24	108,039
156,454	8.00%	2/15/27	164,978
761,750	8.00%	11/20/29	815,939
819,430	8.00%	1/15/30	866,903
743,690	8.30%	11/15/20	742,962
308,842	8.50%	10/15/22	335,383
895,428	8.50%	6/15/25	969,701
323,371	8.50%	3/15/32	356,084
18,988	9.15%	10/15/20	20,561
971,763	9.50%	2/15/20	1,046,942
121,223	10.00%	6/15/20	133,800
			36,463,302
Federal National Mortgage Association:
168,742	3.50%	3/25/33	167,557
522,401	3.50%	3/25/33	518,875
867,894	3.50%	8/25/33	864,166
925,942	3.50%	6/25/35	926,868
646,277	3.75%	5/25/33	637,764
760,863	4.00%	11/25/32	769,669
242,635	4.00%	1/25/33	246,810
34,787	4.00%	3/25/33	35,111
1,129,120	4.00%	3/25/33	1,133,489
151,326	5.00%	8/25/22	155,782
151,235	5.40%	3/25/44	159,978
923,405	5.50%	1/25/37	932,896
520,445	6.50%	9/25/33	531,571
1,495,557	6.51%	8/25/37	1,557,317
480,967	6.83%	7/25/31	463,635
59,447	6.85%	12/18/27	63,925
81,895	7.00%	1/25/21	88,889
146,136	7.00%	7/25/22	158,368
153,175	7.00%	11/25/22	164,970
41,046	7.00%	12/25/22	44,508
47,648	7.00%	6/25/23	51,370
1,252,186	7.00%	6/25/42	1,341,405
101,160	7.00%	2/25/44	106,345
980,377	7.13%	1/17/37	979,055
2,076,804	7.27%	8/25/28	2,128,724
120,428	7.50%	8/20/27	127,051
1,565,570	7.50%	6/25/32	1,654,123
1,664,325	7.50%	6/25/32	1,783,429
1,993,186	7.50%	11/25/40	2,135,824
2,159,268	7.50%	12/25/41	2,313,791
1,690,265	7.50%	1/25/42	1,811,226
3,154,396	7.50%	7/25/42	3,380,134

Par ($)	Coupon	Maturity	Fair Value ($)(1)

4,244,431	7.50%	11/25/43	4,548,175
626,524	7.50%	6/25/44	666,661
4,880,120	7.50%	1/25/48	5,229,356
32,148	7.70%	3/25/23	35,464
335,647	7.80%	6/25/26	330,603
155,444	8.00%	7/25/22	165,500
171,173	8.00%	7/25/22	181,925
100,000	8.00%	7/18/27	116,469
343,385	8.00%	7/25/44	363,022
25,678	8.20%	4/25/25	26,974
20,499	8.50%	1/25/21	22,075
19,607	8.50%	4/25/21	20,269
188,489	8.50%	9/25/21	200,682
75,592	8.50%	1/25/25	82,610
5,645,757	8.50%	6/18/27	6,325,238
1,739,235	8.50%	6/25/30	1,862,178
573,513	8.50%	6/25/30	619,675
31,169	8.70%	12/25/19	33,454
51,545	8.75%	9/25/20	55,499
165,363	8.95%	10/25/20	184,731
341,576	9.00%	7/25/19	379,688
207,628	9.00%	12/25/19	231,373
15,913	9.00%	3/25/20	17,070
81,084	9.00%	5/25/20	88,758
40,603	9.00%	6/25/20	44,105
118,818	9.00%	6/25/20	130,448
18,724	9.00%	7/25/20	20,534
124,054	9.00%	9/25/20	138,986
64,796	9.00%	10/25/20	68,987
927,143	9.00%	1/25/21	1,012,324
147,631	9.00%	3/1/24	163,107
1,004,865	9.00%	11/25/28	1,088,019
115,962	9.05%	12/25/18	128,734
4,415,529	9.05%	2/25/44	4,834,995
109,494	9.25%	1/25/20	122,800
88,146	9.50%	12/25/18	98,041
185,664	9.50%	3/25/20	199,823
44,001	9.50%	4/25/20	48,471
160,089	9.50%	5/25/20	180,291
184,597	9.50%	11/25/20	196,999
214,602	9.50%	11/25/31	235,929
105,940	9.50%	12/25/41	116,468
250,686	9.60%	3/25/20	283,082
			58,334,217
Government National Mortgage Association:
399,840	4.00%	10/17/29	400,763
58,926	7.00%	4/16/26	63,332
205,937	7.50%	6/20/26	217,264
356,391	7.50%	5/16/27	379,556
3,372,896	8.00%	10/16/29	3,766,250
551,324	8.00%	1/16/30	586,739

Par ($)	Coupon	Maturity	Fair Value ($)(1)

1,221,549	8.00%	1/16/30	1,318,932
871,380	8.00%	3/16/30	924,769
2,937,873	8.50%	9/20/30	3,002,623
110,464	8.50%	2/20/32	121,047
			10,781,275
Vendee Mortgage Trust:
1,000,000	5.00%	7/15/30	1,019,063
113,784	5.63%	2/15/24	118,122
1,594,648	6.00%	2/15/30	1,690,724
10,069,453	6.50%	12/15/28	10,428,411
3,950,745	7.00%	3/15/28	4,196,433
823,994	7.25%	9/15/25	877,554
6,253,115	8.21%	3/15/25	6,949,294
275,295	8.29%	12/15/26	295,411
			25,575,012

Total collateralized mortgage obligations			131,153,806
(cost: $130,514,220)

Short-Term Securities (2.3%) (2)
1,000,000	FHLB A.D.N., 0.01%, 4/1/09		1,000,000
7,882,728	Dreyfus Cash Mgmt. Fund, 0.319		7,882,728

Total short-term securites			8,882,728
(cost: $8,882,728)

Total investments in securities
(cost: $390,949,310) (6)			$ 394,884,206

See accompanying notes to portfolios of investments on page 46.     17

Sit Tax-Free Income Fund
one Year ended March 31, 2009

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

          The Sit Tax-Free Income Fund returned -9.14% for the fiscal year ended March 31, 2009, compared with a total return of +6.04% for the Barclays Capital 5-Year Municipal Bond Index. However, the Fund rebounded to outperform the benchmark index by more than +4.40% in the most recent quarter. The Fund’s 30-day SEC yield was 6.67% as of March 31, 2009.
          During the last 12 months, the municipal yield curve steepened significantly as short municipal yields fell by 115 basis points while long, high-grade municipal yields fell just 10 basis points. Short-term yields spiked up 45 basis points through September, as the municipal market struggled with events such as bond insurer downgrades, failed auctions for auction-rate securities and the Lehman Brothers bankruptcy, and then steadily declined over 150 basis points over the following six months. In the meantime, constrained market liquidity contributed to long-term yields peaking at extreme levels in the September to December time frame, before declining on steady cash inflows and light new issue volume from December to March.
          Although several factors contributed to the Fund’s underperformance in the fiscal year, the turmoil in credit markets, in general, and in the municipal market, in particular, was primarily responsible. Insured bonds underperformed as a result of credit ratings downgrades on bond insurers. At the beginning of the year, the insured sector accounted for 18.8% of the portfolio. However, that allocation was reduced to 6.1% by the end of the fiscal year as bond insurer downgrades prompted the reclassification of insured holdings to reflect underlying sectors and credit quality. Bond insurer ratings downgrades also contributed to an increase in municipal credit spreads due to uncertainty surrounding underlying credit quality. This spread widening resulted in significant price depreciation, as evidenced by the fiscal year returns for the A-rated and Baa-rated Barclays Indices of -0.89% and -13.83% respectively. Further, the Fund predominantly invests in revenue bonds, which significantly underperformed general obligation bonds, and the Fund’s five largest market sectors all underperformed the Barclays 5-Year Municipal Bond Index. Nonetheless, underlying credit quality has remained relatively stable and the Fund remains highly diversified with over 300 security holdings across 41 states and two territories as of March 31, 2009.
          The Fund’s longer-than-benchmark duration, which was positioned at 6.0 years on March 31, 2009, also contributed to its lagging performance. However, we believe that in the longer run, the higher yields available on longer duration securities and price appreciation from currently depressed levels will enhance the Fund’s future returns. We also continue to believe that municipal bond yields are at very attractive levels for longer-term investors and expect prices to continue to improve in 2009.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.
          Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

PORTFOLIO SUMMARY

Net Asset Value 3/31/09:	$7.93 Per Share

3/31/08:	$9.16 Per Share

Total Net Assets:	$138.8 Million

30-day SEC Yield:	6.67%

Tax Equivalent Yield:	10.26%(1)

12-Month Distribution Rate:	4.77%

Average Maturity:	15.2 Years

Duration to Estimated Avg. Life:	6.0 Years(2)

Implied Duration:	6.6 Years(2)

(1)	For individuals in the 35.0% federal tax bracket.
(2)	See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index	Lipper General Muni. Bond Fund Index
3 Month**	6.60%	2.18%	5.39%
6 Month**	-5.83	6.20	N/A
1 Year	-9.14	6.04	-3.20
5 Years	-0.32	3.76	1.62
10 Years	1.77	4.69	3.32
Inception	4.69	5.81	5.54
(9/29/88)

CUMULATIVE TOTAL RETURNS*

	Sit Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index	Lipper General Muni. Bond Fund Index
1 Year	-9.14%	6.04%	-3.20%
5 Year	-1.58	20.26	8.37
10 Year	19.16	58.07	38.68
Inception	155.95	218.43	202.07
(9/29/88)

*As of 3/31/09.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Barclays Capital 5-Year Muni. Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/09 would have grown to $25,595 in the Fund or $31,843 in the Barclays Capital 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Adviser’s Assessment of Non-Rated Securities
AAA	0.0%
AA	0.0
A	3.1
BBB	5.0
BB	18.3
<BB	6.8
Total	33.2%

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Sit Tax-Free Income Fund
March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)
Municipal Bonds (92.3%) (2)
Alabama (0.8%)
435,000	ASMS Pub. Educ. Bldg. Rev Series 2006-B (ASMSF LLC Proj.) (Ambac insured), 4.375%, 9/1/26	424,795
615,000	Birmingham-Southern College Private Educ. Bldg. Rev. Series 1997, 5.35%, 12/1/19	480,069
200,000	Huntsville-Redstone Vlg. Spl. Care Facs. Fin. Auth. Rev Series 2007 (Redstone Vlg. Proj.), 5.25%, 1/1/15	175,310
		1,080,174
Alaska (0.4%)
500,000	Alaska Hsg. Fin. Corp. Gen. Mtg. Rev. Series 1999-A, 6.00%, 6/1/49	502,725

Arizona (3.8%)
1,127,087	Arizona Hlth. Facs. Auth. Rev. Series 2007-A (New Ariz. Family Proj.), 5.25%, 7/1/27	758,022
	Pima Co. Indl. Dev. Auth. Educ. Rev.:
290,000	Series 2004-I (AZ Charter Schools Proj.), 5.00%, 7/1/12	273,125
245,000	Series 2004-I (AZ Charter Schools Proj.), 6.10%, 7/1/24	186,136
250,000	Series 2004-A (Noah Webster Basic School Proj.), 5.25%, 12/15/16	219,768
210,000	Series 2005-M (AZ Charter Schools Proj.), 5.70%, 7/1/23	156,020
635,000	Series 2006 (Choice Educ. & Dev. Corp. Proj.), 6.00%, 6/1/16	560,013
455,000	Series 2007-A (American Charter Schools Foundation Proj.), 5.125%, 7/1/15	405,041
545,000	Series 2007-O (AZ Charter Schools Proj.), 4.65%, 7/1/14	480,494
400,000	Ref. Series 2007 (Tucson Country Day School Proj.), 5.00%, 6/1/22	294,908
500,000	Series 2007 (Center For Academic Success Proj.), 5.375%, 7/1/22	383,380
250,000	Series 2008-A (Coral Academy Science Proj.), 6.375%, 12/1/18	217,348
565,000	Pinal Co. Indl. Dev. Auth. Correctional Fac. Rev. Series 2006-A (Florence West Prison Proj.)
	(ACA insured), 5.25%, 10/1/23 (5)	447,005
500,000	Quail Creek Cmnty. Fac. Dist. G.O. Series 2006, 5.15%, 7/15/16	410,675
500,000	Westpark Cmnty. Facilities Dist. G.O. Series 2006, 4.90%, 7/15/16	400,940
		5,192,875
California (5.1%)
350,000	CA Co. Tobacco Securitization Agy. Asset-Backed Conv. Bond Rev. Series 2007-B, 5.10%, 6/1/28	208,922
	CA Co. Tobacco Securitization Agy. Rev. Series 2007-A (Golden Gate Tob. Proj.):
440,000	4.50%, 6/1/21	330,026
500,000	5.00%, 6/1/36	259,980
	CA Cmnty. Hsg. Fin. Agy. Lease Rev. Pass Thru Oblig.:
120,000	Series 2005-D, 4.875%, 4/1/12	111,805
355,000	Series 2005-F, 4.85%, 11/1/12	328,528
495,000	CA Govt. Fin. Auth. Lease Rev. Series 2003-A (Placer Co. Transportation Proj.), 6.00%, 12/1/28	429,700
600,000	CA Fin. Auth. Educ. Rev. Series 2006-A (American Heritage Educ. Fndtn. Proj.), 5.25%, 6/1/26	420,864
	CA Public Works Board Lease Rev. Series 1993-A (Various CA State Univ. Proj.):
255,000	5.25%, 12/1/13 (5)	255,704
625,000	5.50%, 12/1/18	625,319
1,000,000	CA Statewide Cmntys. Dev. Auth. Rev. Series 2007 (Lancer Educ. Student Hsg. Proj.), 5.40%, 6/1/17	775,780
450,000	CA Statewide Cmntys. Dev. Auth. Spl. Tax Series 2007-1 (Orinda Proj.), 6.00%, 9/1/29	348,601
600,000	CA Statewide Cmntys. Dev. Auth. Multifamily Rev. Series 2001 (Orange Tree Proj.)
	(GNMA collateralized), 6.15%, 11/20/36	654,768
235,000	Garden Grove C.O.P Series 1993 (Bahia Village/Emerald Isle Proj.)(FSA insured), 5.70%, 8/1/23	235,952
500,000	Northern CA Gas Auth. No. 1 Rev. Series 2007, variable rate, 7/1/27	209,375
500,000	Sacramento Co. Wtr. Fin. Auth. Rev. Series 2007-B (Wtr. Agy. Zones 40 & 41 Proj.), Variable rate, 6/1/39	238,250
1,000,000	San Bernardino City. Sch. Dist. G.O. Cap. Appreciation Series 2007 (NATL insured),
	zero coupon, 4.72% effective yield, 8/1/29	263,550
250,000	San Joaquin Hills Toll Rd. Rev. Refunding Series 1997-A, 5.25%, 1/15/30	166,878

Quantity ($)	Name of Issuer	Fair Value ($)(1)
	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev. Series 2006:
95,000	4.50%, 3/1/11	89,773
385,000	4.875%, 3/1/16	300,469
350,000	Southwest Cmnty. Fin. Auth. Rev. Series 2008 (Riverside Co. Proj.), 6.00%, 5/1/24 (5)	371,872
250,000	Stockton Pub. Fin. Rev. Series 2006-A (Redevelopment Projects) (Radian insured), 5.00%, 9/1/22	211,378
250,000	Yuba Redev. Agy. Tax. Allocation Series 2007, 5.125%, 9/1/27	179,060
		7,016,554
Colorado (3.2%)
250,000	Baptist Rd. Rural Transportation Auth. Sales & Use Tax. Rev. Series 2007, 4.80%, 12/1/17	182,597
	CO HFA Single Family Program Senior Series:
10,000	1997B-3, 6.80%, 11/1/28	10,210
750,000	2008A-5, 5.00%, 11/1/34	744,360
130,000	CO Hlth. Fac. Auth. Rev. Series 2000-A (Porter Place Proj.) (GNMA collateralized), 5.10%, 1/20/11	130,760
500,000	CO Hsg. & Fin. Auth. Single Family Mtg. Rev. Series 2009-A1, 5.50%, 11/1/29 (9)	504,595
1,000,000	Compark Business Campus Met. Dist. Ref. & Impt. G.O. Series 2007-A (Radian insured), 5.75%, 12/1/27	812,680
985,000	Denver Hlth. & Hosp. Auth. Healthcare Rev. Series 2007-B, variable rate, 12/1/33	364,450
250,000	E-470 Pub. Hwy. Auth. Rev. Series 2007C-1, 5.50%, 9/1/24	206,132
50,000	Interlocken Met. Dist. Ref. Impt. G.O. Series 1999-B (Radian insured), 5.75%, 12/15/19	40,848
835,305	Lyons Rev. Series 2006 (Longmont Humane Soc. Proj.), 4.75%, 11/30/16	705,282
500,000	Maher Ranch Met. Dist. No. 4 Ref. G.O. Series 2007 (Radian insured), 5.25%, 12/1/36	354,440
500,000	Walker Field Pub. Airport Auth. Rev. Series 2007, 4.75%, 12/1/27	340,130
		4,396,484
Connecticut (0.6%)
450,000	CT Hlth. & Educ. Facs. Auth. Rev. Series 1995-C (Bridgeport Hosp. Proj.) (Connie Lee insured), 5.25%, 7/1/15	446,656
	Mashantucket Western Pequot Subordinated Special Rev.:
300,000	Series 1997-B, 5.75%, 9/1/18	197,346
500,000	Series 1999-B, zero coupon, 5.12% effective yield, 9/1/26	220,330
		864,332
Delaware (0.2%)
500,000	Millsboro Spl. Oblig. Rev. Series 2007-A (Plantation Lakes Spl. Dev. Proj.), 5.45%, 7/1/36	277,780

Florida (8.9%)
80,000	Arbor Greene Cmnty. Dev. Dist. Spl. Assmt. Rev. Ref. Series 2006, 5.00%, 5/1/19	69,187
775,000	Belmont Cmnty. Dev. Dist. Cap. Impt. Rev. Series 2006-B, 5.125%, 11/01/14 (7)(8)	295,918
100,000	Broward Co. Hsg. Fin. Auth. Multifamily Hsg. Rev. Ref. Series 1996 (Tamarac Pointe Apt. Proj.) (GNMA collateralized), 6.15%, 7/1/16	100,169
	Capital Trust Agy. Multifamily Rev. Sr. Series 2003-A:
535,000	(Golf Villas, Rivermill, and Village Square Apts. Proj.), 4.75%, 6/1/13	455,868
1,000,000	(American Opportunity Proj.), 5.875%, 6/1/38	554,420
40,000	Clearwater Hsg. Auth. Rev. Ref. Series 1997 (Hamptons At Clearwater Proj.) (ACA insured), 5.40%, 5/1/13	37,076
45,000	Cocoa Cap. Impt. Rev. Series 1998 (NATL insured), 5.00%, 10/1/22	44,199
250,000	Collier Co. Indl. Dev. Auth. Hlth. Care Facs. Rev. Series 2004 (Naples Cmnty. Hosp. Proj.), 4.65%, 10/1/34	221,660
435,000	Concorde Estates Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2004-B, 5.00%, 5/1/11	231,055
400,000	Connerton West Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2007-B, 5.125%, 5/1/16	248,908
630,000	Escambia Co. Hlth. Facs. Auth. Rev. Series 1998 (Baptist Hosp. & Manor Proj.), 5.125%, 10/1/19	556,473
100,000	Fiddlers Creek Cmnty. Dev. Dist. No. 2 Spl. Assmt. Rev. Series 2003-B, 5.75%, 5/1/13	89,464
25,000	FL Brd. Pub. Educ. Cap. Outlay G.O. Ref. Series 1989-A, 5.00%, 6/1/24	25,041
45,000	FL Correctional Privatization Commn. Certificate of Participation Series 1995-B
	(Polk Co. 350 Bed Youth Proj.), 5.00%, 8/1/17 (5)	45,003
75,000	Forest Creek Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2005-B, 4.85%, 5/1/11	41,233

See accompanying notes to portfolios of investments on page 46.    21

Sit Tax-Free Income Fund
March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)
	Highlands Co. Hlth. Facs. Auth. Rev. (Adventist Health Proj.):
10,000	Ref. Series 2005-B, 5.00%, 11/15/30	11,440
80,000	Series 2005-B, 5.00%, 11/15/30	66,568
5,000	Ref. Series 2006-C, 5.25%, 11/15/36	5,835
80,000	Hillsborough Co. Educ. Facs. Auth Rev. Ref. Series 1998 (Univ. of Tampa Proj.), 5.75%, 4/1/18	82,490
250,000	Hillsborough Co. Indl. Dev. Auth. Hosp. Rev. Ref. Series 2003-B (Tampa Gen. Hosp. Proj.), 5.25%, 10/1/28	200,225
250,000	Gramercy Farms Cmnty. Dev. Dist. Spl. Assessment Series 2007-B, 5.10%, 5/1/14	120,097
560,000	Jacksonville Econ. Dev. Commn. Hlth. Care Facs. Rev. Ref. Series 2007-A
	(FL Proton Therapy Inst. Proj.), 6.00%, 91/17	473,693
500,000	Jacksonville Hlth. Facs. Auth. Rev. Series 2007 (Brooks Hlth. Sys. Proj.), 5.00%, 11/1/22	438,320
500,000	Lake Ashton Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 11/1/11	241,420
165,000	Lakeland Hosp. Sys. Rev. Ref. Series 1996 (Lakeland Regl. Med. Center Proj.), 5.25%, 11/15/25	141,072
1,000,000	Lee Co. Indus. Dev. Auth. Hlth. Care Fac. Rev. Series 2007-A (Lee Charter Foundation), 5.25%, 6/15/27	612,780
250,000	Magnolia Creek Cmnty. Dev. Dist. Rev. Series 2007-B, 5.60%, 5/1/14	152,627
300,000	Madeira Cmnty. Dev. Dist. Spl. Assmt. Rev. Series 2007-B, 5.25%, 11/1/14	161,241
500,000	Main St. Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2008-B, 6.90%, 5/1/17	394,485
820,000	Miami Beach Hlth. Facs. Auth. Hosp. Rev. Series 1998 (Mt. Sinai Med. Ctr. Proj.), 5.375%, 11/15/28	446,925
100,000	Miami Beach Stormwater Rev. Series 2000 (FGIC insured), 5.25%, 9/1/25	99,995
	Miami - Dade Co. Spl. Obligation:
265,000	Sub. Series 1997-B, zero coupon, 5.44% effective yield, 10/1/33	42,676
100,000	Cap. Apprec. & Income Sub Series 2005-B, variable rate, 10/1/35	84,597
40,000	Miami-Dade Co. Pub. Service Tax Rev. Series 1999 (UMSA Pub. Impts. Proj.), 5.00%, 10/1/23	40,037
1,000,000	New River Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 5/1/13	414,410
60,000	Orlando & Orange Co. Expressway Auth. Rev. Jr. Lien Series 1998, 5.00%, 7/1/28	57,213
	Palm Beach Co. Hlth. Fac. Auth. Rev.:
200,000	Ref. Series 2003 (Abbey Delray South Proj.), 5.15%, 10/1/12	191,128
90,000	Series 1993 (Jupiter Med. Ctr. Inc. Proj.) (FSA insured), 5.25%, 8/1/18	90,010
10,000	Parklands Lee Cmnty. Dev. Dist. Spl. Assmt. Series 2004-B, 5.125%, 5/1/11	5,063
750,000	Riverwood Estates Cmnty. Dev. Dist. Spl. Assessment Series 2006-B, 5.00%, 5/1/13 (7)(8)	262,575
750,000	Sarasota Co. Hlth. Facs. Auth. Retirement Rev. Ref. Series 2007 (Village on the Isle Proj.), 5.50%, 1/1/27	506,910
250,000	Sarasota Natl. Cmnty. Dev. Dist. Spl. Assessment Rev. Series 2007, 5.30%, 5/1/39	128,538
500,000	Seminole Tribe Spl. Oblig. Rev. Series 2007-A, 5.50%, 10/1/24	361,180
780,000	South Lake Co. Hosp. Dist. Rev. Series 2003 (South Lake Hosp. Inc. Proj.), 5.50%, 10/1/13	815,919
850,000	Sterling Hill Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series, 5.10%, 5/1/11	442,221
1,000,000	Stoneybrook South Cmnty. Dev. Dist. Spl. Assmt. Rev. Series 2007-B, 5.45%, 11/1/15	642,260
750,000	Tolomato Cmnty. Dev. Dist. Spl. Assmt. Series 2007, 6.375%, 5/1/17	614,940
735,000	Waters Edge Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 11/1/12	376,864
500,000	Waterset North Cmnty. Dev. Dist. Spl. Assmt. Rev. Series 2007-B, 6.55%, 11/1/15	310,470
50,000	West Villages Impt. Dist. Spl. Assmt. Rev. Series 2006 (Unit of Dev. No. 3), 5.50%, 5/1/37	27,804
450,000	Zephyr Ridge Cmnty. Dev. Dist. Spl. Assessment Rev. Series 2006-B, 5.25%, 5/1/13	223,421
		12,303,123
Georgia (1.2%)
1,470,000	East Point Tax Allocation Series 2002-A, 8.00%, 2/1/26	1,363,807
250,000	Gainesville Redev. Auth. Educ. Facs. Rev. Ref. Series 2007 (Riverside Military Academy Proj.), 5.125%, 3/1/27	153,227
250,000	Medical Ctr. Hosp. Auth. Rev. Ref. Series 2007 (Spring Harbor Green Isl. Proj.), 5.25%, 7/1/27	165,532
		1,682,566

Quantity ($)	Name of Issuer	Fair Value ($)(1)
Idaho (0.4%)
	ID Hsg. & Fin. Assn. Nonprofit Facs. Rev. Series 2008-A:
250,000	(Idaho Arts Charter School Proj.), 5.50%, 12/1/18	202,905
250,000	(Liberty Charter School Proj.), 5.50%, 6/1/21	201,927
250,000	(Victory Charter School Proj.), 5.625%, 7/1/21	202,457
		607,289
Illinois (10.1%)
15,000	Chicago Metro Hsg. Dev. Corp. Mtg. Rev. Ref. Series 1992-A (FHA insured) (Section 8),
	6.85%, 7/1/22	15,019
500,000	Harvey Ref. & Impt. G.O. Series 2007-A, 5.50%, 12/1/27	463,645
500,000	IL DFA Rev. Ref. Series 2007 (Chicago Charter School Fdn. Proj.), 5.00%, 12/1/36	304,305
1,000,000	IL Fin. Auth. Rev. Ref. Series 2007-A (Christian Homes, Inc. Proj.), 5.25%, 5/15/12	939,090
275,000	IL DFA Pollution Control Rev. Ref. Series 2000-A (Ameren CIPS Proj.), 5.50%, 3/1/14	252,073
	IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
120,000	Series 1997-A, 6.05%, 7/1/19	111,330
150,000	Series 1998-A, 5.70%, 7/1/19	132,079
270,000	Series 2002-A (Cmnty. Rehab. Providers Fac. Proj.), 5.70%, 7/1/12	267,143
	IL Fin. Auth. Rev.:
750,000	Ref. Series 2006 (Luther Hillside Village Proj.), 5.25%, 2/1/37	516,810
700,000	Series 2006-A (Three Crowns Park Plaza Proj.), 5.875%, 2/15/38	427,763
500,000	Series 2006 (Tabor Hills Supportive Living Proj.), 5.25%, 11/15/26	335,740
500,000	Series 2006-A (Montgomery Place Proj.), 5.75%, 5/15/38	298,610
350,000	Series 2007-A (Sedgebrook, Inc. Fac. Proj.), 5.40%, 11/15/16	277,767
	IL Fin. Auth. Sports Fac. Rev.:
	Series 2007-A (United Sports Org. of Barrington Proj.) (UTD insured):
500,000	6.125%, 10/1/27	387,670
500,000	6.25%, 10/1/37	356,415
1,000,000	Series 2008 (North Shore Ice Arena Proj.), 6.25%, 12/1/38	695,620
	Lombard Public Facs. Corp. Rev. First Tier:
	Series 2005-A1 (Conference Ctr. & Hotel Proj.):
115,000	6.375%, 1/1/15	97,032
750,000	(ACA insured) 5.50%, 1/1/25	476,827
1,925,000	Series 2005-B (Conference Ctr. & Hotel Proj.), 5.25%, 1/1/36	1,649,590
2,000,000	Malta Tax Allocation Rev. Series 2006, 5.75%, 12/30/25	1,151,320
1,000,000	Manhattan Spl. Service Area Spl. Tax No. 07-6 Series 2007 (Groebe Farm-Stonegate Proj.), 5.75%, 3/1/22	614,770
240,000	Montgomery Ref. Impt. Spl. Assmt. Series 2007 (Lakewood Creek Proj.) (Radian insured), 4.70%, 3/1/30	158,383
250,000	Quincy Hosp. Rev. Ref. Series 2007, 5.00%, 11/15/17	237,865
	Southwestern IL Dev. Auth. Rev.:
2,475,000	Series 1999 (Anderson Hosp. Proj.), 5.625%, 8/15/29	1,940,301
750,000	Ref. Series 2008-A (Local Govt. Prog.), 7.00%, 10/1/22	627,195
500,000	Series 2006 (Village of Sauget Proj.), 5.625%, 11/1/26	305,925
215,000	Upper Illinois River Valley Dev. Auth. Rev. Series 2001 (Morris Hosp. Proj.), 6.05%, 12/1/11	217,240
440,000	Will Co. Spl. Educ. Rev. Series 2006, 5.40%, 1/1/18	452,835
500,000	Will Co. Student Hsg. Rev. Series 2002-A (Joliet Junior College Proj.), 6.375%, 9/1/13 (7) (8)	264,930
		13,975,292

See accompanying notes to portfolios of investments on page 46.    23

Sit Tax-Free Income Fund
March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)
Indiana (2.8%)
100,000	Elkhart Co. Ind. Hosp. Auth. Rev. Series 1998 (Elkhart General Hosp. Proj.), 5.25%, 8/15/28	79,523
	IN Hlth. & Educ. Fac. Fin. Auth. Rev. Series 2005 (Baptist Homes of IN Proj.):
400,000	5.25%, 11/15/25	308,940
250,000	5.25%, 11/15/35	171,022
215,000	IN Hlth. Fac. Fin. Auth. Hlth. Fac. Rev. Series 1998 (Holy Cross Health Sys. Corp. Proj.) (NATL insured), 5.00%, 12/1/28	198,518
	IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
	Series 1993 (Community Hosp. of Anderson Proj.) (NATL insured):
90,000	6.00%, 1/1/14	90,087
375,000	6.00%, 1/1/23	370,815
	Series 2001-A (Community Foundation Northwest IN):
1,360,000	5.50%, 8/1/13	1,358,069
360,000	6.375%, 8/1/21	348,484
50,000	6.375%, 8/1/31	43,942
300,000	Series 2004-A (Community Foundation Northwest IN), 4.75%, 3/1/14	286,479
400,000	St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 2005 (Madison Ctr. Oblig. Group Proj.), 5.25%, 2/15/28	283,464
500,000	Vigo Co. Hosp. Auth. Rev. Series 2007 (Union Hosp. Inc. Proj.), 5.50%, 9/1/27	344,965
		3,884,308
Iowa (1.3%)
	Coralville Urban Renewal Rev. Tax Increment Series 2006-A:
120,000	5.00%, 6/1/14	121,745
185,000	5.00%, 6/1/15	186,696
405,000	Dickinson Co. Hsg. Sr. Rev. Series 2006-A (Spirit Lake - GEAC LLC Proj.), 5.375%, 12/1/16	332,950
345,000	Iowa Fin. Auth. Cmnty. Provider Rev. Series 2007 (Boys & Girls Proj.), 5.40%, 12/1/10	339,232
410,000	IA Fin. Auth. Sr. Hsg. Rev. Ref. Series 2007-A (Walnut Ridge Proj.), 5.00%, 12/1/14	345,154
95,000	IA Fin. Auth Single Family Rev. Series 2000-D (GNMA/FNMA Mtg. Backed Sec. Proj.), 5.75%, 7/1/09	95,510
500,000	IA Fin. Auth. Sr. Living Fac. Rev. Series 2007-A (Deerfield Ret. Cmnty. Inc. Proj.), 5.00%, 11/15/21	327,170
		1,748,457
Louisiana (5.6%)
7,200,000	Capital Appreciation Series 2000-D1 (GNMA & FNMA collateralized) zero coupon,
	6.46% effective yield, 4/1/34	1,462,248
384,173	Denham Springs - Livingston Hsg. & Mtg. Rev Series 2007, 5.00%, 11/1/40	367,826
115,000	East Baton Rouge Fin. Auth. Single Family Mtg. Rev. Ref.
	Series 2007-B1 (GNMA/FNMA/FHLMC supported), 4.625%, 10/1/24	110,446
	Jefferson Parish Fin. Auth. Single Family Mtg. Rev. Series 2007-D:
270,000	4.00%, 12/1/23	269,568
1,200,000	5.00%, 6/1/38	1,095,672
400,000	Juban Park Cmnty. Dev. Dist. Special Assessment Series 2006, 5.15%, 10/1/14	326,328
203,000	Layayette Pub. Fin. Auth. Single Family Mortgage Backed Rev.
	Series 2007 (GNMA/FNMA/FHLMC supported), 5.35%, 1/1/41	198,808
	LA Hsg. Fin. Agy. Single Family Mtg. Rev.:
2,210,000	Series 2007-B1, 5.70%, 12/1/38	2,209,138
250,000	Series 2008-B (Home Ownership Prog.) (GNMA/FNMA/FHLMC supported), 6.00%, 12/1/28	258,520
600,000	LA Loc. Gov. Envir. Facs. Cmnty. Dev. Auth. Rev. Series 2007 (LA Local Gov. Proj.), 6.75%, 11/1/32	387,396
750,000	LA Public Facs. Auth. Rev. Ref. Series 2007-A2 (Tulane Univ. Proj.), variable rate, 2/15/36	416,250
1,025,000	St. John Baptist Parish Rev. Series 2007-A (Marathon Oil Corp.), 5.125%, 6/1/37	711,483
		7,813,683
Maryland (0.2%)
305,000	MD Economic Dev. Corp. Rev. Ref. Sr. Lien Series 2006-A (Chesapeake Bay Proj.), 4.75%, 12/1/11	272,432

Quantity ($)	Name of Issuer	Fair Value ($)(1)
Massachusetts (1.0%)
250,000	MA St. G.O. Series 2007-A (FGIC insured), variable rate, 5/1/37	145,000
	MA Hlth. & Educ. Fac. Auth. Rev.:
250,000	Series 2001-E (Berkshire Hlth. Sys. Proj.), 5.70%, 101/25	199,767
845,000	Series 2008-A (Quincy Med. Ctr. Proj.), 5.125%, 1/15/12	803,510
200,000	MA Indus. Fin. Agy. Rev. Series 1997 (Trustees Deerfield Academy Proj.), 5.00%, 10/1/23	201,126
		1,349,403
Michigan (2.4%)
1,000,000	Kent Hosp. Fin. Auth. Rev. Series 2005-A (Met Hosp. Proj.), 6.00%, 7/1/35	688,450
115,000	MI Pub. Educ. Facs. Auth Ltd. Obligation Rev. Ref. Series 2006 (Black River School Proj.),
	5.125%, 9/1/11	110,631
500,000	MI Pub. Educ. Facs. Auth Ltd. Obligation Rev. Series 2007 (Richfield Pub. Sch. Proj.), 5.00%, 9/1/22	364,685
650,000	MI Pub. Educ. Facs. Auth Ltd. Obligation Rev. Ref. Series 2007 (Bradford Proj.), 6.00%, 9/1/16	595,595
500,000	MI Pub. Educ. Facs. Auth Ltd. Obligation Rev. Ref. Series 2007 (Nataki Talibah Proj.), 6.25%, 10/1/23	383,185
500,000	MI Hosp. Fin. Auth. Rev. Ref. Series 1998-A (Mclaren Hlth. Care Proj.) (NATL-IBC insured), 5.00%, 6/1/28	383,555
250,000	MI Tobacco Settlement Fin. Auth. Sr. Rev. Series 2007-A, 5.125%, 6/1/22	179,935
300,000	Pontiac Tax Increment Fin. Auth. Rev. Ref. Series 2002 (Dev. Area 2 Proj.) (ACA insured), 5.625%, 6/1/22	160,719
500,000	Saginaw Hosp Fin. Auth. Series 2000-F (Covenant Med. Ctr. Proj.), 6.50%, 7/1/30	467,270
		3,334,025
Minnesota (1.8%)
2,147,493	Intermediate Sch. Dist. 287 Lease Rev. Series 2006, 5.295%, 11/1/32	2,053,562
594,659	St. Paul Hsg. & Redev. Auth. Rev. Series 2006 (Nursing Home NTS-Episcopal Proj.), 5.63%, 10/1/33	378,364
		2,431,926
Mississippi (0.7%)
	MS Home Corp. Single Fam. Mtg. Rev. (GNMA/FNMA/FHLMC supported):
245,000	Series 2007-C1, 5.60%, 6/1/38	250,686
240,000	Series 2008-A1, 5.05%, 12/1/39	226,776
485,000	Series 2008-B2, 6.75%, 6/1/39	519,755
		997,217
Missouri (3.3%)
200,000	Branson Cmnty. Park Impt. Dist. Spl. Assessment Rev. Series 2007-A, 5.00%, 6/1/10	198,314
80,000	Cape Girardeau Co. Indl. Dev. Auth. Hlth. Care Fac. Rev. (Southwest MO Hosp. Assoc. Proj.)
	Series 2002, 5.75%, 6/1/32	64,789
500,000	Chillicothe Tax Increment Rev Series 2006 (South U.S. 65 Proj.), 5.625%, 4/1/27	353,695
265,000	Hannibal Indl. Dev. Auth. Tax Increment & Transn. Dev. Rev. Ref. & Impt. Series 2006
	(Stardust-Munger Proj.), 4.70%, 4/15/23	238,696
250,000	Independence 39th St. Transn. Dist. Rev. Ref. & Impt. Series 2008 (Road Impt. Proj.), 6.875%, 9/1/32	190,197
1,000,000	Joplin Indl. Dev. Auth. Rev. Ref. Series 2007-F (Christian Homes Inc. Proj.), 5.50%, 5/15/17	802,720
	Series 2007-E (Independence - Centerpoint Proj.):
250,000	5.125%, 4/1/25	234,045
500,000	4.75%, 4/1/28	424,175
750,000	Lakeside 370 Levee Dist. Impt. Spl. Tax Series 2008, 7.00%, 4/1/28	594,705
500,000	MO Hlth. & Educ. Fac. Auth. Rev. Series 2005-A (Sr. Living Fac.-Lutheran Sr. Svcs. Proj.), 5.375%, 2/1/35	351,720
400,000	MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev. Series 2007-B (Riverside Horizons Proj.)
	(ACA insured), 4.50%, 5/1/27	354,712
250,000	St. Louis Indl. Dev. Auth. Sr. Living Facs. Rev. Series 2007-A (Friendship Vlg.), 5.375%, 9/1/21	213,128
445,000	St. Louis Indl. Dev. Auth. Tax Allocation Rev. Series 2006 (Southtown Redev. Proj.), 5.125%, 5/1/26	281,467
250,000	Univ. City Indl. Dev. Auth. Hsg. Rev. Ref. Series 1995-A (Canterbury Proj., 5.75%, 12/20/15	250,355
		4,552,718

See accompanying notes to portfolios of investments on page 46.    25

Sit Tax-Free Income Fund
March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)
Montana (0.6%)
880,939	MT Fac. Fin. Auth. Rev. Series 2005 (Great Falls Pre-Release Svcs. Proj.), 5.08%, 4/1/21	873,143

Nebraska (0.2%)
500,000	Mead Vlg. Tax Allocation Rev. Series 2006-A (E3 Biofuels - Mead LLC Proj.), 5.125%, 7/1/12	226,405

Nevada (2.8%)
250,000	Clark Co. Econ. Dev. Rev. Series 2003 (Alexander Dawson Sch. Proj.), 5.375%, 5/15/33	221,495
600,000	Clark Co. Poll. Ctrl. Rev. Ref. Series 1995-D (Nev. Pwr. Co. Proj.) (ACA-CBI Insured), 5.30%, 10/1/11	571,428
415,000	Clark Co. Impt. Spl. Assmt. Series 2007-A (Summerlin Proj.), 4.85%, 2/1/17	266,754
600,000	Las Vegas Paiute Tribe Rev. Series 2002A (ACA insured), 6.625%, 11/1/17	550,812
750,000	Las Vegas Redev. Agy. Tax Allocation Rev. Series 2009, 7.50%, 6/15/23 (5) (9)	739,590
300,000	North Las Vegas LOC Impt. Spl. Assessment Ref. Sub. Spl. Series 2006-B (Impt. Dist. No. 60), 4.50%, 12/1/10	293,820
90,000	NV Hsg. Dev. SF Mtg. Program Mezzanine Series 1998B-1, 5.30%, 4/1/16	90,771
	Reno Hosp. Rev. Series 2007-A (Renown Regl. Med. Ctr. Proj.):
250,000	5.00%, 6/1/22	213,375
500,000	5.25%, 6/1/32	380,310
500,000	Sparks Redev. Agy. Tax Increment Rev. Series 2008 (Redev. Area No. 2 Proj.), 6.40%, 6/1/20	390,825
250,000	Sparks Tourism Impt. Dist. No. 1 Sr. Sales Tax Series 2008-A, 6.50%, 6/15/20	197,165
		3,916,345
New Hampshire (1.3%)
	Manchester Hsg. & Redev. Auth. Rev.:
200,000	Series 2000-B (Radian insured) zero coupon, 5.25% effective yield, 1/1/19	107,094
890,000	Series 2000-A (ACA insured), 6.75%, 1/1/15	868,836
490,000	NH Hlth. & Educ. Fac. Auth. Rev. Series 2006-A (Havenwood-Heritage Heights Proj.), 5.00%, 1/1/16	398,174
500,000	NH Hlth. & Educ. Facs. Auth. Hosp. Rev. Series 2004 (Speare Mem. Hosp. Proj.), 5.00%, 7/1/16	439,940
		1,814,044
New Jersey (0.4%)
	NJ Hlth. Care Facs. Fin. Auth. Rev.:
300,000	Series 1997 (Capital Health Sys. Proj.), 5.125%, 7/1/12	299,955
495,000	Series 2007-E (Catholic Hlth. East Issue Proj.), variable rate, 11/15/33	309,994
		609,949
New Mexico (1.2%)
	Farmington Pollution Ctl. Rev. Ref. (Pub. Svc. Co. San Juan Proj.):
250,000	Series 1996-B, 6.30%, 12/1/16	226,715
1,000,000	Series 1996-C, 5.70%, 12/1/16	865,800
435,000	NM MFA Forward Mortgage-Backed Series 1995-E (GNMA collateralized), 6.95%, 1/1/26	443,648
250,000	NM State Hosp. Equip. Ln. Council Hosp. Rev. Ref. Series 2007-A (Rehoboth Proj.), 5.00%, 8/15/17	189,832
		1,725,995
New York (1.7%)
250,000	Albany Indl. Dev. Agy. Civic Fac. Rev. Series 2007-A (Brighter Choice Charter Sch. Proj.), 5.00%, 4/1/20	198,777
500,000	Genesee Co. Indl. Dev. Agy. Civic Fac. Rev. Series 2007 (United Mem. Med. Ctr. Proj.), 4.75%, 12/1/14	444,835
250,000	Madison Co. Indl. Dev. Agy. Civic Fac. Rev. Series 2007 (Oneida Hlth. Sys., Inc. Proj.), 4.50%, 2/1/17	217,847
650,000	NY Dorm Auth. Debt Rev. Series 2007-B (N Shore Proj.), variable rate, 5/1/33	295,750
155,000	NY Cos. Tobacco Trust IV Settlement Pass-Thru Rev. Series 2005-A, 4.25%, 6/1/21	135,845
250,000	Seneca Nation Indians Cap. Impt. Auth. Spl. Oblig. Rev. Series 2007-A, 5.00%, 12/1/23	158,263
	Ulster Co. Indl. Dev. Agy. Civic Fac. Rev. Series 2007-A:
500,000	5.10%, 9/15/13	452,215
650,000	5.25%, 9/15/16	524,661
		2,428,193

Quantity ($)	Name of Issuer	Fair Value ($)(1)
North Carolina (1.2%)
750,000	Buncome Co. Proj. Dev. Fin. Rev. Series 2008 (Woodfin Downtown Corridor Dev. Proj.), 6.75%, 8/1/24	600,697
250,000	NC Med. Care Commission Retirement Facs. Rev. Ref. Series 2007 (Brookwood Proj.), 5.25%, 1/1/32	142,740
525,000	NC Med. Commission Hlth. Care Facs. Rev. Ref. Series 2005-B (Presbyterian Proj.), 4.90%, 7/1/31	523,157
600,000	NC Med. Care Commission Hlth. Care Hsg. Rev. Series 2004-A (ARC Proj.), 5.80%, 10/1/34	446,508
		1,713,102
North Dakota (0.6%)
737,611	City of Washburn Series 2007-B (Bismarck State College Fdtn.), 5.01%, 4/1/32	748,919
175,000	Williams Co. Sales Tax Rev. Series 2006, 5.00%, 11/1/31	123,757
		872,676
Northern Mariana Islands (0.2%)
450,000	Northern Mariana Islands Commonwealth G.O. Ref. Series 2007-B, 5.00%, 10/1/22	317,835
Ohio (2.5%)
330,000	Blue Ash Tax Allocation Rev. Series 2006 (Duke Realty Ohio Proj.), 5.00%, 12/1/21	288,826
480,000	Buckeye Tobacco Settlement Fin. Auth. Asset-Backed Sr. Rev. Series 2007-A2, 5.125%, 6/1/24	342,634
295,000	Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999-A (Port of Cleveland Bond Fund Capital Imprv. Proj.), 5.375%, 5/15/19	249,198
	Cleveland-Cuyahoga Co. Port. Auth. Dev. Rev.:
260,000	Series 2005-B (Fairmount Proj.), 5.125%, 5/15/25	193,588
750,000	Series 2006-A (Sr. Hsg. - St. Clarence - Geac Proj.), 6.00%, 5/1/21	530,617
750,000	Cuyahoga Co. Hsg. Mtg. Sr. Rev. Series 2007 (R H Myers Apts. Proj.), 5.70%, 3/20/42	749,985
250,000	Erie Co. Hosp. Facs. Rev. Series 2002-A (Firelands Regl. Med. Ctr. Proj.), 5.625%, 8/15/32	199,582
500,000	OH Higher Educ. Fac. Commn. Rev. Series 2008-C (Xavier Univ. Proj.), 5.75%, 5/1/28	485,325
250,000	OH Hsg. Fin. Agy. Residential Mtg. Rev. Series 2008-F, 5.45%, 9/1/33	252,625
250,000	Toldeo-Lucas Co. Port Auth. Spl. Assessment Rev. Series 2003 (Crocker Park), 5.38%, 12/1/35	190,710
		3,483,090
Oklahoma (1.2%)
500,000	Atoka Co. Health Care Auth. Hosp. Rev. Series 2007 (Atoka Mem. Hosp. Proj.), 5.875%, 10/1/18	373,190
500,000	Citizen Potawatomi Nation Tax Rev. Series 2004-A, 6.50%, 9/1/16	468,405
350,000	Valley View Hosp. Auth. Rev. Ref. Series 1996, 6.00%, 8/15/14	344,589
500,000	Weatherford Hosp. Auth. Rev. Series 2006, 6.00%, 5/1/16	422,395
		1,608,579
Oregon (0.7%)
250,000	OR G.O. Series 2001-81 (Veterans Welfare Proj.), 5.25%, 10/1/42	224,050
40,000	OR Hsg. & Cmty. Svcs. Dept. Mtg. Rev. Series 2000-K, 5.70%, 7/1/22	40,359
980,000	Western Generation Agy. Sub. Lien Rev. Series 2006-C (Wauna Cogeneration Proj.), 5.00%, 1/1/21	713,989
		978,398
Pennsylvania (2.3%)
495,000	Butler Co. Gen. Auth. Rev. Series 2007 (Butler Area Sch. Dist. Proj.), variable rate, 10/1/34	264,825
555,000	Erie Auth. Pkg. Fac. Rev. Series 2006, 4.60%, 9/1/21	432,439
600,000	Geisinger Auth. Hlth. Sys. Rev. Series 2007 (Geisinger Hlth. Sys. Proj.), variable rate, 5/1/37	270,750
1,890,000	Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmnty. Hosp. Proj.), 5.25%, 7/1/12	1,891,285
250,000	Lehigh Co. General Purpose Auth. Rev. Rev. Series 2007 (Saint Luke’s Bethlehem Proj.), variable rate, 8/15/42	81,625
215,000	Potter Co. Hosp. Auth. Rev. Series 1996 (Charles Cole Mem. Hosp. Proj.) (Radian insured), 5.95%, 8/1/16	213,557
25,000	South Fork Municipal Auth. Hosp. Rev. Series 1998-B (Conemaugh Valley Mem. Hosp. Proj.), 5.375%, 7/1/22	22,607
		3,177,088
Puerto Rico (0.5%)
500,000	Puerto RicoElec. Pwr. Auth. Rev. Ref. Series 2007-UU, variable rate, 7/1/25	224,500
500,000	Puerto Rico Commonwealth Hwy. & Transportation Auth. Rev. Ref. Series 2007-N, variable rate, 7/1/45	188,250
500,000	Puerto Rico Sales Tax. Fin. Corp. Rev. Series 2007-A, variable rate, 8/1/57	265,625
		678,375

See accompanying notes to portfolios of investments on page 46.    27

Sit Tax-Free Income Fund
March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)
Rhode Island (0.7%)
565,000	RI Hlth. & Educ. Bldg. Corp. Rev. Series 1997 (Steere House Proj.), 5.80%, 7/1/20	474,205
500,000	RI Hsg. & Mtg. Fin. Corp. Rev. Series 2008-A2 (Home Ownership Oppty. Proj.), 5.625%, 10/1/38	489,780
		963,985
South Carolina (1.0%)
750,000	Berkeley Co. Sch. Dist. Intallment Lease (Securing Assets For Education Proj.)
	Series 2003, 5.25%, 12/1/20	774,922
	SC Jobs Econ. Dev. Auth. Hlth. Care Fac. Rev. (Woodlands at Furman Proj.):
500,000	Series 2007-A, 6.00%, 11/15/27	341,895
250,000	Series 2007-B, 5.15%, 11/15/42	226,348
		1,343,165
Tennessee (2.0%)
500,000	Blount Co. Hlth. & Educ. Fac. Brd. Rev. Ref. Series 2007-A (Asbury Inc. Proj.), 4.75%, 4/1/12	473,700
495,000	Metro Govt. Nashville & Davidson Co. Hlth. & Educ. Facs. Brd. Multifamily Hsg. Rev.
	Series 2005-A (Prestige Proj.), 7.50%, 12/20/40	358,316
240,000	Metro Govt. Nashville & Davidson Co. Indus. Dev. Brd. Rev. Ref.
	Series 2001-A (GNMA collateralized), 6.625%, 3/20/36	247,915
	Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily Hsg. Rev.:
	(CME Memphis Apts. Proj.):
1,850,000	Senior Series 1998-A, 5.35%, 1/1/19 (7) (8)	281,922
7,875,000	Senior Series 1998-A, 5.55%, 1/1/29 (7) (8)	1,179,203
1,630,000	Subordinate Series 1998-C, 6.00%, 1/1/29 (7) (8)	16
	(Eastwood Park Apts. Proj.):
1,000,000	Senior Series 1995-A2, 6.40%, 9/1/25 (7) (8)	300,580
405,000	Subordinate Series 1995-C, 7.50%, 9/1/25 (7) (8)	4
		2,841,656
Texas (8.6%)
450,000	Austin Convention Enterprises, Inc. (Convention Ctr.) Rev. Ref. Series 2006, 5.25%, 1/1/24	322,807
20,000	Austin Utilities System Rev. Ref. Series 1993 (NATL insured), 5.25%, 5/15/18	20,052
	Bexar Co. HFC Multifamily Hsg. Rev.:
250,000	Series 2000-A (Dymaxion & Marbach Pk. Apts. Proj.), 6.10%, 8/1/30	174,390
550,000	Subordinated Series 2000-C (Honey Creek Apts. Proj.), 8.00%, 4/1/30	366,503
230,000	Ref. Series 2001-A (Nob Hill Apartments Proj.), 5.50%, 6/1/11	215,844
115,000	Subordinated Series 2001-B (American Oppty. Hsg. Dublin Kingswood & Waterford Apts. Proj.), 7.50%, 12/1/1	102,220
440,000	Series 2001-A-1 (American Opportunity -Waterford Proj.), 6.50%, 12/1/21	336,384
500,000	Brazos River Hbr. Nav. Dist Rev. Series 2002-B-2 (Dow Chemical Co. Proj.), 4.75%, 5/15/33	296,085
1,969,000	Dallas HFC Multifamily Mtg. Rev. Series 1998-A (GNMA collateralized) (Towne Ctr. Apts.), 6.75%, 10/20/32	2,043,507
1,165,820	Galveston Co. Municipal Util. Dist. No. 52 Series 2008-A, 6.25%, 8/12/09	1,161,728
100,000	Harris Co. Spl. Rev. Sr. Lien Series 1998-A (Houston Sports Auth. Proj.), 5.00%, 11/15/28	91,238
500,000	La Vernia Higher Educ. Fin. Corp. Rev. Series 2008 (Friends Life Proj.), 6.00%, 2/15/18	426,205
250,000	North TX Twy. Auth. Toll Rev. Ref. Series 2008-F, 6.125%, 1/1/31	240,258
1,000,000	Northeast TX Wtr. Dist. Rev. Series 2009 (Southside Water Facs. Proj.)
	zero coupon, 8.50% effective yield, 9/1/27 (9)	228,120
750,000	Port Corpus Christi Auth. Gen. Rev. Ref. Series 1989 (Union Pacific-Conv.), 5.65%, 12/1/22	637,680
	Richardson Hosp. Auth. Rev. Ref. Series 1998 (Baylor/Richardson Proj.):
510,000	5.50%, 12/1/18	407,842
1,175,000	5.625%, 12/1/28	841,641
500,000	Rio Grande Valley Hlth. Facs. Dev. Corp. Hosp. Rev. Series 1992 (Valley Baptist Proj.), 6.40%, 8/1/12	494,620
	Tarrant Co. Cultural Educ. Facs. Fin. Corp. Retirement Fac. Rev. Series 2007:
300,000	(C.C. Young Mem. Hom. Proj.), 5.00%, 2/15/13	281,181
250,000	(Buckingham Sr. Living Cmnty. Inc. Proj.), 5.25%, 11/15/16	211,238

Quantity ($)	Name of Issuer	Fair Value ($)(1)
490,000	Tarrant Co. HFC Multifamily Hsg. Rev. Subordinate Seroes 2001-C
	(Crossroads Apt. Proj.), 7.25%, 12/1/36 (7) (8)	4,900
	TX Municipal Gas Acq. & Supply Corp. I Gas Supply Sr. Lien Rev.:
500,000	Series 2006-C, variable rate, 12/15/26	320,000
35,000	Series 2008-D, 6.25%, 12/15/26	24,422
300,000	TX Municipal Gas Acq. & Supply Corp. II Gas Supply Rev. Series 2007, variable rate, 9/15/27	182,400
235,000	TX Public Property Fin. Corp. Mental Hlth. & Mental Retardation Rev. Series 1996, 6.20%, 9/1/16	222,303
500,000	TX St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev. Series 2007-A (Idea Pub. Sch. Proj.)
	(ACA insured), 5.00%, 8/15/30	302,840
	TX Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev.:
1,000,000	Series 2006-A (Kipp Inc. Proj.) (ACA Insured), 5.00%, 2/15/28	626,350
750,000	Series 2006-A (Ed-Burnham Wood Proj.), 5.50%, 9/1/18	615,000
835,000	Travis Co. Hlth. Facs. Dev. Corp. Retirement Fac. Rev. Series 2005
	(Querencia Barton Creek Proj.), 4.90%, 11/15/13	769,920
		11,967,678
Utah (0.5%)
250,000	Provo Charter Sch. Rev. Series 2007 (Freedom Academy Fdtn. Proj.), 5.50%, 6/15/37	151,253
857,000	UT Assoc. Muni. Pwr. Sys. Rev Series 2007-A, 5.00%, 5/1/27	586,582
		737,835
Virginia (1.5%)
1,000,000	Farms New Kent Cmnty. Dev. Auth. Spl. Assmt. Series 2006-A, 5.125%, 3/1/36	527,400
1,500,000	Virginia St. Hsg. Dev. Auth. Comwlth. Mtg. Rev. Series 2001-H1 (NATL insured), 5.38%, 7/1/36	1,473,540
150,000	Washington Co. Indl. Dev. Auth. Hosp. Rev. Series 2009-C (Mtn. Sts. Hlth. Alliance Proj.), 7.25%, 7/1/19	147,117
		2,148,057
Washington (1.6%)
915,000	Kalispel Tribe Indians Priority Dist. Rev. Series 2008, 6.20%, 1/1/16	789,261
250,000	Okanogan Co. Pub. Hosp. Dist. No. 4 G.O. Series 2007 (Radian insured), 5.625%, 12/1/23	244,538
1,250,000	WA State Hsg. Fin. Commn. Nonprofit Rev. Series 2007-B (Skyline At First Hill Proj.), 5.10%, 1/1/13	1,164,063
		2,197,862
West Virginia (0.9%)
1,250,000	Pleasants Co. Pollution Ctrl. Rev. Series 1995-C (Monongahela Pwr. Co.), 6.15%, 5/1/15	1,249,888
Wisconsin (4.3%)
250,000	WI Gen. Rev. Appropriation Rev. Series 2009-A, 6.00%, 5/1/27 (5) (9)	257,418
	WI Hlth. & Educ. Fac. Auth. Rev.:
250,000	Series 1993-C (Sorrowful Mother Corp. Proj.), 5.50%, 8/15/23	229,128
220,000	Series 1998 (Lawrence Univ. Proj.), 5.125%, 4/15/28	171,750
2,450,000	Series 1999-A (Aurora Hlth. Care Proj), 5.60%, 2/15/29	1,845,732
225,000	Series 1999-B (Aurora Hlth. Care Proj), 5.50%, 2/15/15	209,878
500,000	Series 1999-B (Aurora Hlth. Care Proj)(ACA insured), 5.625%, 2/15/29	395,230
900,000	Series 1999 (Divine Savior, Inc. Proj.)(ACA insured), 5.70%, 6/1/28	706,023
	Series 2001 (Agnesian Healthcare, Inc. Proj.):
550,000	6.00%, 7/1/17	559,647
340,000	6.00%, 7/1/21	341,805
	Series 2003 (Synergy Hlth., Inc. Proj.):
215,000	6.00%, 11/15/23	216,769
250,000	6.00%, 11/15/32	245,645
450,000	Series 2004 (Blood Ctr. Southeastern Proj.), 5.50%, 6/1/24	418,442
500,000	Series 2004-A (Beaver Dam Cmnty. Hosp., Inc.), 6.75%, 8/15/34	348,030
		5,945,497
Total municipal bonds (cost: $172,604,491)		128,102,203

See accompanying notes to portfolios of investments on page 46.    29

Sit Tax-Free Income Fund
March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)
Closed-End Mutual Funds (6.5%) (2)
31,000	BlackRock Long-Term Municipal Advantage Trust (BTA)	252,030
66,500	BlackRock MuniYield Insured Fund (MYI)	724,185
33,800	BlackRock MuniHoldings Florida Insured Fund (MFL)	342,394
54,500	BlackRock MuniYield Florida Fund (MYF)	559,715
23,700	BlackRock MuniYield Michigan Insured Fund (MIY)	242,451
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)	219,190
208,600	DWS Municipal Income Trust (KTF)	1,921,206
10,500	Eaton Vance National Municipal Income Trust (FEV)	101,745
44,000	Insured Municipal Income Fund (PIF)	501,600
58,300	Investment Grade Municipal Income Fund (PPM)	655,875
62,600	MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (MZF)	620,366
3,500	Morgan Stanley Quality Investment (IQT)	36,330
76,000	Nuveen Florida Investment Quality Municipal Fund (NQF)	813,200
7,300	Nuveen Florida Quality Income Municipal Fund (NUF)	82,271
11,700	Nuveen Michigan Premium Income Municipal Fund (NMP)	118,872
21,500	Nuveen Premier Municipal Income Fund (NPF)	239,080
67,411	Putnam Municipal Opportunities Trust (PMO)	630,967
36,800	Van Kampen Advantage Municipal Income Trust II (VKI)	341,504
25,700	Van Kampen Pennsylvania Value Municipal Income Trust (VPV)	274,990
25,889	Van Kampen Trust Investment Grade Muni Fund (VGM)	281,676

Total closed-end mutual funds (cost: $11,064,595)		8,959,647

Short-Term Securities (1.4%) (2)
1,883,685	Dreyfus Tax-Exempt Cash Management Fund, 0.78%	1,883,685

Total short-term securities (cost: $1,883,685)

Total investments in securities (cost: $185,552,771) (6)		$ 138,945,535

30    See accompanying notes to portfolios of investments on page 46.

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Sit Minnesota Tax-Free Income Fund
One Year Ended March 31, 2009

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

          The Sit Minnesota Tax-Free Income Fund returned -3.67% for the fiscal year ended March 31, 2009, compared with a total return of +6.04% for the Barclays 5-Year Municipal Bond Index. However, the Fund rebounded to outperform the benchmark index by more than +5.25% in the most recent quarter. The Fund’s 30-day SEC yield was 5.55% as of March 31, 2009.
          During the last 12 months, the municipal yield curve steepened significantly as short municipal yields fell by 115 basis points while long, high-grade municipal yields which fell just 10 basis points. Short-term yields spiked up 45 basis points through September, as the municipal market struggled with events such as bond insurer downgrades, failed auctions for auction-rate securities and the Lehman Brothers bankruptcy, and then steadily declined over 150 basis points over the following six months. In the meantime, constrained market liquidity contributed to long-term yields peaking at extreme levels in the September to December time frame, before declining on steady cash inflows and light new issue volume from December to March.
          Several factors contributed to the Fund’s underperformance during the one year period. Bond insurer ratings downgrades contributed to an increase in municipal credit spreads due to uncertainty surrounding underlying credit quality. This spread widening resulted in significant price depreciation, as evidenced by the fiscal year returns for the A-rated and Baa-rated Barclays indices of -0.89% and -13.83% respectively. Further, the Fund predominantly invests in revenue bonds, which significantly underperformed general obligation bonds, and the Fund’s five largest market sectors all underperformed the Barclays 5-Year Municipal Bond Index. Nonetheless, underlying credit quality has remained relatively stable and the Fund remains highly diversified with over 350 security holdings as of March 31, 2009.
          Partially offsetting the negative factors was the relative strength of the state’s economy. The Barclays Minnesota Municipal Index returned +5.64% for the fiscal year. S&P and Moody’s continue to rate Minnesota AAA and Aa1 respectively, regardless of the fact that the state has been forced to deplete reserves to balance the 2008-2009 biennial budget and faces a substantial projected shortfall for the 2010-2011 biennium. Despite the challenges ahead, we believe the state of Minnesota’s economy remains fundamentally sound.
          The Fund’s longer-than-benchmark duration, which was positioned at 5.1 years on March 31, 2009, also contributed to its lagging performance. However, we believe that in the longer run, the higher yields available on longer duration securities and price appreciation from currently depressed levels will enhance the Fund’s future returns. We also continue to believe that municipal bond yields are at very attractive levels for longer-term investors and expect prices to continue to improve in 2009.

INVESTMENT OBJECTIVE AND STRATEGY

          The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
          During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

PORTFOLIO SUMMARY

Net Asset Value 3/31/09:	$8.97 Per Share

3/31/08:	$9.76 Per Share

Total Net Assets:	$244.1 Million

30-day SEC Yield:	5.55%

Tax Equivalent Yield:	9.27%(1)

12-Month Distribution Rate:	4.67%

Average Maturity:	14.5 Years

Duration to Estimated Avg. Life:	5.1 Years(2)

Implied Duration:	6.5 Years(2)

(1)	For individuals in the 35.0% federal tax and 7.85% MN tax brackets.
(2)	See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit MN Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index	Lipper MN Muni. Bond Fund Index
3 Month**	7.45%	2.18%	5.91%
6 Month**	-0.87	6.20	N/A
1 Year	-3.67	6.04	0.75
5 Years	1.63	3.76	2.40
10 Years	3.01	4.69	3.70
Inception	4.22	4.94	4.32
(12/1/93)

CUMULATIVE TOTAL RETURNS*

	Sit MN Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index	Lipper MN Muni. Bond Fund Index
1 Year	-3.67	6.04	0.75
5 Year	8.42	20.26	12.59
10 Year	34.57	58.07	43.79
Inception	88.42	109.57	91.20
(12/1/93)

*As of 3/31/09.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Barclays Capital 5-Year Municipal Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/09 would have grown to $18,842 in the Fund or $20,957 in the Barclays Capital 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Adviser’s Assessment of Non-Rated Securities
AAA	0.0%
AA	0.5
A	7.3
BBB	17.2
BB	10.9
<BB	0.5
Total	36.4%

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Sit Minnesota Tax-Free Income Fund March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)
Municipal Bonds (96.7%) (2)
Education/Student Loan (11.0%)
1,070,000	Brooklyn Park Lease Rev. Series 2009A (Prairie Seeds Academy Proj.), 8.00%, 3/1/20	1,071,327
	Intermediate Sch. Dist. 287 Lease Rev. Series 2006:
4,165,995	5.46%, 1/1/28	3,590,754
5,207,670	5.30%, 11/1/32	4,979,887
	Minneapolis Educ. Fac. Lease Rev. Series 2006-A (Seed/Harvest Prep. Proj.) (LOC-U.S. Bank):
775,000	5.125%, 1/1/16	677,489
875,000	6.25%, 1/1/21	730,336
	Minnesota Higher Educ. Fac. Auth. Rev.:
326,963	Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14	316,095
700,000	Series 1999-4Y (Augsburg College), 5.05%, 10/1/13	667,226
150,000	Series 1999-4Y (Augsburg College), 5.20%, 10/1/16	134,290
75,000	Series 1999-4Y (Augsburg College), 5.30%, 10/1/27	57,280
700,000	Series 2005-6C (Augsburg College), 5.00%, 5/1/23	585,802
505,000	Series 2006-6J1 (Augsburg College) 5.00%, 5/1/10	513,610
50,000	Series 2000-5E (St. Mary’s Univ.), 6.75%, 3/1/22	48,532
100,000	Series 2000-5E (St. Mary’s Univ.), 6.75%, 3/1/26	95,256
500,000	Series 2006-6I (Univ. St. Thomas), 5.00%, 4/1/23	501,845
1,250,000	Series 2008-6W (Univ. St. Thomas), 6.00%, 10/1/25	1,274,150
2,722,772	Series 2006-6M (College of St. Benedict), 4.493%, 10/1/16	2,399,307
1,967,011	Series 2007-6N (College St. Catherine), 4.75%, 4/26/27	1,788,780
910,000	Series 2007-6R (Bethel University), 5.50%, 5/1/14	898,079
1,400,000	Series 2007-6S (St. Scholastica College), 5.00%, 12/1/27	1,118,040
	Pine City Lease Rev. Series 2006-A (Lakes Intl. Language Academy Proj.):
315,000	5.75%, 5/1/16	281,758
300,000	6.00%, 5/1/26	223,248
505,000	Ramsey Lease Rev. Series 2004-A (Pact Charter School Proj.), 5.65%, 12/1/13	473,847
775,000	Olmsted Co. Hsg. & Redev. Auth. Series 2007 (Schaeffer Academy Proj.), 4.977%, 4/25/27	520,420
	St. Paul Hsg. & Redev. Auth. Lease Rev.:
375,000	Series 2002-A (New Spirit Charter School Proj.), 6.50%, 12/1/12	371,119
605,000	Series 2006-A (Hmong Academy Proj.), 5.50%, 9/1/18	501,648
	Series 2006-A (Cmnty. Peace Academy Proj.):
685,000	4.35%, 12/1/12	639,269
600,000	4.35%, 12/1/14	528,666
1,500,000	5.00%, 12/1/18	1,232,610
500,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. Series 2007 (St. Paul Acad. & Summit Proj.), 5.00%, 10/1/24	485,820
100,000	Victoria Private School Fac. Rev. Series 1999-A (Holy Family Catholic H.S. Proj.), 5.20%, 9/1/11	97,625
		26,804,115
Escrowed To Maturity/Prerefunded (0.5%)
55,000	Guam Economic Dev. Auth. Tobacco Settlement Asset-Backed Series 2001-A, 5.00%, 5/15/22	59,384
50,000	Northfield Hospital Rev. Series 2001-C, 6.00%, 11/1/21	55,777
465,000	Roseville Dev. Rev. Refunding Series 2004 (Roseville Office Plaza Proj.), 4.625%, 8/1/12	492,212
510,000	St. Paul Hsg. & Redev. Auth. Lease Rev. Series 2001-A (Cmnty. of Peace Academy), 6.375%, 12/1/11	548,949
		1,156,322
General Obligation (1.0%)
120,000	Austin Impt. G.O. Series 1998-B, 4.70%, 2/1/13	120,301
650,000	Dakota Co. Cmnty. Dev. Agy. Sr. Hsg. Facs. G.O. Series 2007-A, 5.00%, 1/1/26	662,714
300,000	Metropolitan Council Minneapolis-St. Paul Met. Area Tran. G.O. Series 2008-B, 4.50%, 3/1/26	303,096
605,000	Minneapolis Ref. G.O. Series 1996 (Sports Arena Proj.), 5.125%, 10/1/20	605,780
500,000	Northern Mariana Islands Commonwealth Ref. G.O. Series 2007-B, 5.00%, 10/1/22	353,150
150,000	Sauk Rapids Tax Increment G.O. Series 1997-B, 5.25%, 8/1/12	150,447

Quantity ($)	Name of Issuer	Fair Value ($)(1)
100,000	St. Paul Street Impt. Special Assessment G.O. Series 2000-B, 5.30%, 3/1/12	100,316
30,000	Winona Water & Sewer G.O. Series 1998-C, 4.90%, 2/1/13	30,081
		2,325,885
Hospital/Health Care (25.1%)
	Aitkin Hlth. Care Fac. Rev. Refunding Series (Riverwood Hlth. Care Ctr. Proj.):
615,000	5.00%, 2/1/12	592,952
250,000	5.25%, 2/1/14	231,762
285,000	Bemidji Hlth. Care Facs. Rev. Ref. Series 2006 (North County Health Svcs. Proj.), 5.00%, 9/1/21	267,162
4,025,000	Breckenridge Rev. Series 2004-A (Catholic Hlth. Initiatives Proj.), 5.00%, 5/1/30	3,709,440
	Carlton Hlth. Care & Hsg. Fac. Rev. Ref. Series 2006 (Faith Care Ctr. Proj.):
100,000	5.00%, 4/1/13	95,060
400,000	5.20%, 4/1/16	330,420
2,000,000	Chippewa Co. Gross Rev. Series 2007 (Montevideo Hosp. Proj.), 4.625%, 3/1/14	1,826,500
365,000	Cold Spring Hlth. Care Facs. Rev. Series 2008 (Assumption Home, Inc. Proj.), 7.25%, 3/1/23	334,238
	Cold Spring Nursing Home & Sr. Hsg. Rev. Series 2005 (Assumption Home, Inc. Proj.):
135,000	4.70%, 3/1/14	123,744
145,000	4.80%, 3/1/15	127,220
150,000	4.90%, 3/1/16	124,486
	Crookston Hlth. Care Fac. Rev. Ref. Series 2007 (Riverview Hlth. Proj.):
285,000	4.75%, 5/1/10	281,041
600,000	4.85%, 5/1/12	573,684
65,000	Crookston Nursing Home & Multifamily Hsg. Rev Series 2002-A (Villa St. Vincent Proj.), 5.50%, 9/1/11	63,268
	Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev.:
	Series 2005:
265,000	4.50%, 6/1/13	246,360
400,000	5.20%, 6/1/25	285,696
430,000	Ref. Series 2007, 4.75%, 6/1/18	343,256
1,500,000	Detroit Lakes Hsg. Rev. Ref. Series 2004-E (Mankato Lutheran Proj.), 4.25%, 8/1/34	1,472,835
435,000	Detroit Lakes Hsg. & Hlth. Facs. Rev. Ref. Series 2004-A (CDL Homes Proj.), 4.00%, 8/1/34	430,650
	Douglas Co. Gross Hlth. Care Facs. Rev. Series 2008-A (Douglas Co. Hosp. Proj.):
1,000,000	5.00%, 7/1/18	885,350
1,500,000	6.00%, 7/1/28	1,227,855
250,000	Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 2002 (St. Luke’s Hosp. Proj.), 6.00%, 6/15/12	245,910
780,504	Duluth Sr. Hsg. Loan Participation (Lakeshore Proj.) Series 2004, 4.00%, 8/20/36	735,953
955,388	Duluth Hsg. & Redev. Auth. Sr. Hsg. Fac. Loan Participation (Lakeshore Proj.)
	Series 2005, 5.20%, 12/20/35	922,293
	Elk River Rev. Series 1998 (Care Choice Member Proj.):
725,000	5.60%, 8/1/13	687,177
115,000	5.75%, 8/1/23	84,214
1,925,000	Glencoe Hlth. Care Fac. Rev. Series 2005 (Glencoe Regional Hlth. Svcs. Proj.), 5.00%, 4/1/25	1,498,901
	Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
115,000	5.10%, 11/1/09	114,427
120,000	5.20%, 11/1/10	116,471
135,000	5.40%, 11/1/12	127,483
140,000	5.50%, 11/1/13	129,552
	Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured):
970,000	5.25%, 9/15/18	816,439
705,000	5.30%, 9/15/28	511,083
	Inver Grove Heights Nursing Home Rev. Refunding Series 2006 (Presbyterian Homes Care Proj.):
250,000	5.00%, 10/1/11	245,805
290,000	5.00%, 10/1/12	279,200

See accompanying notes to portfolios of investments on page 46.    35

Sit Minnesota Tax-Free Income Fund March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)
	Maple Grove Hlth. Care Fac. Rev. Series 2005 (North Memorial Hlth. Care Proj.):
1,000,000	5.00%, 9/1/20	960,430
500,000	5.00%, 9/1/29	424,350
	Maple Grove Hlth. Care Sys. Rev. Series 2007 (Maple Grove Hosp. Corp.):
1,200,000	5.25%, 5/1/25	1,124,364
1,500,000	5.25%, 5/1/28	1,387,530
300,000	Maplewood Hlth. Care Fac. Rev. Refunding Series 2005-A (VOA Care Centers Proj.), 4.375%, 10/1/09	299,349
	Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center Proj.):
150,000	Series 2003-B, 4.85%, 11/1/11	150,607
50,000	Series 2003-A, 5.00%, 11/1/14	49,082
850,000	Series 2003-A, 5.85%, 11/1/23	788,570
100,000	Series 2003-A, 6.00%, 11/1/28	89,031
3,500,000	Marshall Medical Ctr. Gross Rev. Series 2006 (Avera Marshall Reg. Med. Ctr. Proj.), 4.75%, 11/1/28	2,583,280
500,000	Meeker Co. Hosp. Facs. Gross Rev. Series 2007 (Mem. Hosp. Proj.), 5.00%, 11/1/14	465,540
	Minneapolis Hlth. Care Sys. Rev. Series 2008-A (Fairview Hlth Svcs. Proj.):
1,000,000	6.00%, 11/15/18	1,068,490
500,000	6.375%, 11/15/23	520,560
1,000,000	Minneapolis Hsg. & Hlth. Care Facs. Rev. Ref. Series 2007-A (Providence Proj.), 5.50%, 10/1/14	886,830
	Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 2003 (Health Partners Proj.):
700,000	5.25%, 12/1/13	693,819
1,235,000	5.00%, 12/1/14	1,193,998
600,000	5.875%, 12/1/29	515,682
250,000	Minneapolis Pooled Rev. Series 1999 (Care Choice Member Proj.), 5.75%, 4/1/19	200,902
	Minneapolis Hlth. Care Fac. Rev.:
1,470,000	Series 2005 (Jones-Harrison Residence Proj.), 5.40%, 10/1/25	1,071,086
	Series 2005-E (Augustana Chapel View Homes Proj.):
200,000	4.20%, 6/1/09	199,318
205,000	4.40%, 6/1/10	200,982
220,000	4.55%, 6/1/11	214,256
240,000	4.80%, 6/1/13	224,695
250,000	4.90%, 6/1/14	231,150
255,000	5.00%, 6/1/15	223,462
270,000	5.10%, 6/1/16	226,030
285,000	5.25%, 6/1/17	235,849
	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.):
	Series 2004-A:
315,000	5.20%, 1/1/11	306,911
500,000	5.75%, 1/1/19	417,740
530,000	5.80%, 1/1/24	402,837
200,000	5.50%, 6/1/27	143,930
500,000	Refunding Series 2006-A 5.00%, 6/1/15	448,245
	MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers. Proj.):
120,000	5.45%, 8/1/09	119,826
120,000	5.50%, 2/1/10	118,716
	MN Agr. & Econ. Dev. Board Rev.:
	Evangelical Lutheran Good Samaritan Society Proj.:
405,000	Series 2000, 6.55%, 8/1/16	419,361
1,330,000	Series 2000, 6.625%, 8/1/25	1,341,877
250,000	Series 2002, 5.50%, 2/1/12	257,375
	Series 2000-A (Fairview Hlth. Care Sys. Proj.):
10,000	6.375%, 11/15/22	10,142
130,000	6.375%, 11/15/29	128,592

Quantity ($)	Name of Issuer	Fair Value ($)(1)
110,000	Moose Lake Cmnty. Hosp. Dist. Hlth. Facs. Rev. Ref. Series 2005-A (Crossover Proj.), 4.10%, 12/1/10	104,102
	New Hope Hlth. Care Facs. Rev. (MN Masonic Home North Ridge Proj.):
50,000	5.60%, 3/1/12	47,769
1,125,000	5.90%, 3/1/19	930,195
920,000	5.875%, 3/1/29	633,705
900,000	Northfield Hospital Rev. Series 2006 5.50%, 11/1/15	893,250
	Olmsted Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
775,000	5.45%, 7/1/13	738,521
900,000	5.55%, 7/1/19	722,970
	Pine Island Hlth. Care Facs. Rev. Series 2001 (Olmsted Med. Ctr. Proj.):
155,000	4.90%, 7/1/09	154,541
240,000	5.00%, 7/1/10	236,988
200,000	Puerto Rico Indus. Tourist Educ. Med. & Environmental Ctl. Facs. Rev. Series 1995-A
	(Hosp. Auxilio Oblig. Group Proj.), 6.25%, 7/1/16	200,078
	Redwood Falls Hosp. Fac. Gross Rev. Series 2006 (Redwood Area Hosp. Proj.):
190,000	5.00%, 12/1/09	188,748
100,000	5.00%, 12/1/10	98,351
1,000,000	5.00%, 12/1/21	730,950
100,000	Rochester Hlth. Care Facs. Rev. Series 2006 (Mayo Clinic Proj.), 5.00%, 11/15/36	92,534
	Shakopee Hlth. Care Facs. Rev. Series 2004 (St. Francis Regl. Med. Ctr. Proj.):
125,000	5.10%, 9/1/25	104,821
3,475,000	5.25%, 9/1/34	2,743,443
	Stillwater Hlth. Care Rev. Series 2005 (Hlth. Sys. Obligation Proj.):
2,500,000	5.00%, 6/1/25	2,180,050
750,000	5.00%, 6/1/35	587,430
510,000	St. Cloud Hosp. Facs. Rev. Ref. Series 1996-B (St. Cloud Hosp. Proj.), 5.00%, 7/1/20	459,372
1,000,000	St. Louis Park Hlth. Care Facs. Rev. Series 2008-C (Park Nicollet Hlth. Svcs. Proj.), 5.50%, 7/1/23	989,210
	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
250,000	5.00%, 5/15/10	250,110
60,000	5.00%, 5/15/11	59,968
1,365,000	5.20%, 5/15/13	1,355,936
2,070,000	5.25%, 5/15/18	1,930,296
1,000,000	St. Paul Hsg. & Redev. Auth. Hosp. Rev. Series 2005 (Health East Proj.), 5.25%, 11/15/14	893,740
1,982,196	St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Series 2006, 5.63%, 10/1/33	1,261,212
1,210,000	St. Paul HRA Rev. Refunding Series 1996-C (St. Mary’s Home Proj.), 7.00%, 7/1/21	1,079,175
	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2005 (Gillette Childrens Hosp. Proj.):
200,000	5.00%, 2/1/13	189,816
210,000	5.00%, 2/1/14	196,186
160,000	5.00%, 2/1/15	142,285
285,000	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2001-A (Model Cities Hlth. Ctr.), 6.50%, 11/1/11	276,584
410,000	St. Paul Port Auth. Lease Rev. Series 2005-A (Health East Midway Campus Proj.), 5.00%, 5/1/10	399,951
50,000	Washington Co. Hsg. & Redev. Auth. Hosp. Rev. Series 1998 (Healtheast Proj.), 5.25%, 11/15/12	46,610
		61,351,578
Industrial / Pollution Control (3.3%)
460,000	Burnsville Solid Waste Rev. Refunding Series 2003-A (Freeway Transfer Inc. Proj.), 4.15%, 4/1/10 (4)	456,895
615,000	Cohasset Pollution Ctrl. Rev. Refunding Series 2004 (Allete, Inc. Proj.), 4.95%, 7/1/22	563,340
355,000	E. Grand Forks Indus. Dev. Rev. Refunding Series 2001-B (Am. Crystal Sugar Proj.), 5.40%, 4/1/11	363,705
500,000	Otter Tail Co. Rev. Sub. Series 2007-A (Otter Tail Proj.), 7.50%, 11/1/19 (4)	354,115
	Owatonna Industrial Dev. Rev. Series 1997 (Slidell, Inc. Proj.):
280,000	7.25%, 5/1/14 (4)(7)	184,800
505,000	7.375%, 5/1/17 (4)(7)	333,300

See accompanying notes to portfolios of investments on page 46.    37

Sit Minnesota Tax-Free Income Fund March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)
	Puerto Rico Childrens Trust Fund Tobacco Settlement Rev.:
300,000	Series 2002, 4.00%, 5/15/10	295,257
985,000	Series 2002, 5.375%, 5/15/33	698,345
265,000	Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC First Trust), 5.75%, 4/1/18 (4)	265,000
	St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998-J:
75,000	5.125%, 3/1/12	75,695
500,000	5.35%, 3/1/18	501,950
	Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001:
750,000	zero coupon, 4.95% effective yield, 5/15/14	691,073
1,305,000	5.00%, 5/15/21	1,045,396
2,075,000	White Earth Band of Chippewa Indians Rev. Series 2000-A, 7.00%, 12/1/11	2,147,999
		7,976,870
Insured (5.3%)
1,500,000	Bemidji Hlth. Care Facs. Rev. Series 2002 (North Country Hlth. Svcs. Proj.) (Radian insured)
	5.00%, 9/1/24	1,347,630
1,600,000	Cohasset Poll. Ctl. Rev. Ref. Series 2004 (Coll. Allete Proj.) (Radian-IBCC insured), 4.95%, 7/1/22	1,460,080
20,000	Itasca Co. ISD No. 318 G.O. Series 1996 (MBIA insured), 5.20%, 2/1/10	20,067
	Minneapolis & St. Paul Metro Airport Comm. Airport Rev.:
75,000	Series 1999-B, 5.25%, 1/1/18 (4)	74,527
20,000	Series 2001-B, 5.75%, 1/1/16 (4)	20,310
1,000,000	Sub. Series 2001-D, 5.75%, 1/1/14 (4)	983,230
2,010,000	Ref. Sub. Series 2005-C, 5.00%, 1/1/22	2,047,024
1,750,000	Sub. Series 2007-B, 5.00%, 1/1/25	1,753,202
	Perham Gas Utility Rev. Series 1999 (Radian insured):
300,000	5.35%, 6/1/19	300,069
50,000	5.45%, 6/1/29	43,645
200,000	Plymouth Health Facs. Rev. Series 1994-A (West Health Proj.), 6.125%, 6/1/24	200,050
1,000,000	Puerto Rico Cwlth. Pub. Impt. G.O. Series 2001, 5.25%, 7/1/20	1,007,530
1,000,000	Puerto Rico Cwlth. Hwy. & Trnsn. Auth. Rev. Ref. Series 2007-N (FSA insured), variable rate, 7/1/45	376,500
280,000	Puerto Rico Cwlth. Infrastructure Fin. Auth. Spl. Tax. Rev. Ref. Series 2005-C zero coupon, 8.40% effective yield, 7/1/28	66,231
600,000	Puerto Rico Elec. Pwr. Auth. Rev. Ref. Series 2007-UU (FSA insured), variable rate, 7/1/29	262,500
375,000	St. Cloud Hlth. Care Rev. Series 2000-A (St. Cloud Hosp. Obligated Group) (FSA insured), 5.75%, 5/1/26	378,555
2,190,000	St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (Civic Center Proj.)
	(FSA insured), 7.10%, 11/1/23	2,559,891
		12,901,041
Multifamily Mortgage (18.8%)
	Apple Valley Multifamily Hsg. Rev. Refunding Series 1998-A (Mtg. Loan/Apple Valley Villa Proj.) (GNMA collateralized):
40,000	4.90%, 8/1/09	40,126
1,520,000	5.25%, 8/1/18	1,521,186
	Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. (Courtyard Res. Proj.):
625,000	Series 2000-A, 7.15%, 1/1/20	592,175
500,000	Series 2000-A, 7.25%, 1/1/32	432,750
2,715,000	Carver Co. Hsg. & Redev. Auth. Multifamily Hsg. Gross Rev. & Ltd. Tax Refunding Series 1997-A
	(Lake Grace Apts. Proj.), 6.00%, 7/1/28	1,796,163
	Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.):
35,000	5.00%, 9/1/09 (4)	34,910
495,000	5.375%, 9/1/14 (4)	452,544
500,000	Cloquet Hsg. Fac. Rev. Ref. Series 2005-A (HADC Cloquet LLC Proj.), 5.50%, 8/1/25	342,555
700,000	Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997-A (Margaret Place Apts. Proj.),
	6.50%, 5/1/25	583,751

Quantity ($)	Name of Issuer	Fair Value ($)(1)
	Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
170,000	5.50%, 11/1/10	165,342
545,000	5.80%, 11/1/18	487,099
2,565,000	Cottage Grove Sr. Hsg. Rev. Series 2006-A (Cottage Grove, Inc. Proj.), 5.00%, 12/1/31	1,632,109
150,000	Dakota Co. Cmnty. Dev. Agy. Multifamily Hsg. Rev. Ref. Series 2007-A (Commons On Marice Proj.),
	4.40%, 11/1/09	148,536
	Eden Prairie Multifamily Hsg. Rev. Refunding:
470,000	Senior Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.00%, 8/20/21	503,149
675,000	Senior Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.15%, 8/20/31	714,602
1,185,000	Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.20%, 2/20/43	1,251,692
714,000	Subordinate Series 2001-C (Rolling Hills Proj.), 9.00%, 4/1/43	596,154
	Eveleth Multifamily Hsg. Rev. Sr. Series 2006-A1 (Manor House Woodland Proj.):
135,000	4.90%, 10/1/09	134,262
140,000	4.95%, 10/1/10	137,808
100,000	5.00%, 10/1/11	98,322
155,000	5.10%, 10/1/12	145,303
165,000	5.15%, 10/1/13	151,581
	Fairmont Hsg. Fac. Rev. Series 2002-A1 (Homestead-GEAC Proj.):
770,000	6.625%, 10/1/11	750,735
295,000	6.875%, 10/1/14	278,279
	Fairmont Hsg. Fac. Rev. Series 2005-A (Goldfinch Estates-GEAC Proj.):
300,000	5.75%, 10/1/17	245,952
290,000	6.00%, 10/1/21	221,366
	Golden Valley Rev. Series 1999-A (Covenant Retirement Cmntys. Proj.):
695,000	5.50%, 12/1/25	557,161
2,000,000	5.50%, 12/1/29	1,514,680
	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
10,000	Series 1999-B, 5.00%, 10/1/09	9,982
500,000	Series 1999-A, 5.20%, 10/1/19	423,195
1,660,000	Series 1999-A, 5.30%, 10/1/29	1,194,968
245,000	Inver Grove Heights Nursing Home Rev. Ref. Series 2006 (Presbyterian Homes
	Care Proj.), 5.50%, 10/1/33	159,885
1,400,000	Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)	1,098,846
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. Series (Torre De San Proj.)
	(GNMA Collateralized), 4.75%, 1/20/42 (4)	2,288,618
	Minneapolis Multifamily Hsg. Rev.:
305,000	Series 1996 (Belmont Apts.), 7.25%, 11/1/16	293,819
3,365,000	Series 1996-A (Nicollet Towers) (Section 8), 6.00%, 12/01/19	3,366,952
1,200,000	Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)	1,200,516
310,000	Series 2000 (Garr Scott Loft Proj.) (LOC U.S. Bank), 5.95%, 5/1/30 (4)	315,524
835,000	Series 2007 (Blaisdell Apts. Proj.), 5.10%, 4/1/17 (4)	699,772
	Ref. Series 2007-A (Keeler Apts. Proj.):
150,000	4.50%, 10/1/12	141,906
580,000	4.65%, 10/1/15	513,120
	Moorhead Sr. Hsg. Rev. Series 2006 (Sheyenne Crossing Proj.):
300,000	5.00%, 4/1/13	285,180
170,000	5.10%, 4/1/14	155,482
	MN HFA Hsg. Fin. Agy. Rental Hsg.:
85,000	Series 2004-A, 4.875%, 8/1/24 (4)	79,865
	Series 1997-A:
60,000	5.40%, 8/1/10 (4)	60,428
125,000	5.45%, 8/1/11(4)	125,721

See accompanying notes to portfolios of investments on page 46.    39

Sit Minnesota Tax-Free Income Fund March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)
1,350,000	MN HFA Residential Hsg. Rev. Series 2006-I, 5.00%, 7/1/21 (4)	1,345,005
650,000	MN HFA Residential Hsg. Rev. Series 2006-A1, 5.10%, 8/1/47 (4)	560,404
	Minnetonka Multifamily Hsg. Rev. Ref. Series 1999-A (GNMA coll.) (Archer Heights Apts. Proj.):
540,000	5.10%, 7/20/13 (4)	552,539
975,000	5.20%, 1/20/18 (4)	985,667
	North Oaks Sr. Hsg. Rev. Series 2007 (Presbyterian Homes North Oaks Proj.):
500,000	5.25%, 10/1/13	464,625
1,565,000	5.625%, 10/1/17	1,344,711
500,000	5.75%, 10/1/22	403,370
	Northwest MN Multi Co. Hsg. & Redev. Auth. Hsg. Rev. Series 2005-A (Pooled Hsg. Proj.):
145,000	4.50%, 7/1/09	144,537
115,000	4.75%, 7/1/10	113,135
	Norwood Young America Econ. Dev. Auth. Gov. Rev. Series 2005-A (Harbor at Peace Village Proj.):
150,000	5.35%, 8/1/15	135,431
200,000	5.625%, 8/1/20	163,070
550,000	5.75%, 8/1/25	412,555
250,000	6.00%, 8/1/31	179,408
600,000	Oakdale Multifamily Sr. Hsg. Rev. Refunding Series 2004 (Oak Meadows Proj.), 5.00%, 4/1/12	580,560
	Oronoco Multifamily Hsg. Rev. Ref. Series 2006 (Wedum Shorewood Campus Proj.):
305,000	4.65%, 6/1/09	304,241
725,000	4.70%, 6/1/11	708,811
125,000	Pine City Hlth. Care & Hsg. Rev. Series 2006-A (North Branc Proj.), 4.50%, 10/20/16	125,726
500,000	Richfield Sr. Hsg. Rev. Refunding Series 2004-A (Richfield Sr. Hsg., Inc. Proj.), 5.00%, 12/1/15	429,795
2,800,000	Rochester Multifamily Rev. Refunding Series 2000-A (Weatherstone Apts. Proj.) (LOC Household Fin.)
	(Mandatory Put 9/1/17) 6.375%, 9/1/37 (4)	3,052,084
600,000	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1998
	(Northway Manor Apts. Proj.) (Section 8), 5.35%, 12/1/18	450,918
	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
1,365,000	Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20	1,022,999
60,000	Series 1999-A (Parkview Terrace Apts. Proj.) (Section 8), 5.00%, 6/1/09	38,995
190,000	St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev. Series 1995
	(Sun Cliffe Apts. Proj.) (GNMA collateralized), 5.875%, 7/1/15	191,011
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev. Ref. Series 2007-A,
	(Marian Ctr. Proj.), 5.20%, 11/1/22	694,110
	St. Paul Hsg. & Redev. Auth. Rev. Series 2007-A (Rossy & Richard Schaller Proj.):
400,000	5.15%, 10/1/42	233,840
450,000	4.80%, 10/1/18	359,964
670,000	Stillwater Multifamily Hsg. Rev. Series 2007 (Orleans Homes LP Proj.), 5.00%, 2/1/17 (4)	567,798
120,000	Victoria Sr. Hsg. Rev. Series 2003 (Chanhassen, Inc. Proj.), 5.50%, 8/1/18	98,318
	Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Ref. Series:
755,000	1999-A (Briar Pond Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14	755,891
695,000	2002 (Woodland Park Apts. Proj.) (Co. Guaranteed), 4.70%, 10/1/26	656,302
1,000,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. Sub. Series 2008-B (Copperleaf Proj.), 8.00%, 3/15/41	812,740
250,000	Woodbury Econ. Dev. Auth. Sr. Hsg. Rev. Series 2006-B (Summerhouse Woodbury Proj.),
	5.75%, 6/1/41	166,858
		45,999,489
Municipal Lease (2.2%) (5)
200,000	Andover Econ. Dev. Auth. Public Fac. Lease Rev. Series 2004 (Cmnty. Ctr. Proj.), 5.125%, 2/1/24	218,192
300,000	Andover Econ. Dev. Auth. Lease Rev. Prerefunded Series 2004 (Cmnty. Ctr. Proj.), 5.125%, 2/1/24	327,288
40,000	Anoka Co. C.O.P. Series 1998, 5.40%, 6/1/28	40,007
50,000	Big Lake Econ. Dev. Auth. Public Proj. Rev. Series 2005-A, 4.20%, 2/1/10	50,410
1,892,043	Carver Scott Co. Lease Purchase Agreement Series 2005, 5.00%, 8/4/20	1,463,003

Quantity ($)	Name of Issuer	Fair Value ($)(1)

50,000	Chaska Econ. Dev. Auth. ISD No. 112 Sch. Facs. Lease Rev. Series 1999-A, 5.125%, 12/1/09	51,116
81,000	Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993-A (Community Provider Program), 5.70%, 8/1/13	81,174
552,572	Intermediate Sch. Dist. 287 Lease Rev. Series 2006, 4.78%, 3/15/13	524,976
65,000	Mountain Iron Hsg. & Redev. Auth. Rev. Series 2001-A (Arrowhead Library Sys. Proj.), 5.00%, 9/1/09	65,537
	Virginia Hsg. & Redev. Auth. Hlth. Care Fac. Lease Rev. Series 2005:
300,000	4.00%, 10/1/09	299,178
300,000	4.50%, 10/1/10	299,655
200,000	5.00%, 10/1/11	199,954
1,250,000	5.125%, 10/1/20	1,120,713
150,000	5.25%, 10/1/14	147,719
400,000	5.25%, 10/1/25	332,136
315,000	5.375%, 10/1/30	248,573
		5,469,631
Public Facilities (0.5%)
50,000	MN Agr. Soc. State Fair Rev. Series 2003, 5.00%, 9/15/20	47,325
250,000	Rockville Econ. Dev. Auth. Pub. Proj. Lease Rev. Series 2005-A, 4.00%, 2/1/14	249,685
	Spring Grove Econ. Dev. Auth. Pub. Proj. Rev. Series 2006-A:
135,000	4.625%, 2/1/12	136,326
255,000	5.00%, 2/1/16	252,787
125,000	5.10%, 2/1/18	120,774
	Victoria Recreational Facility Gross Rev. Series 2002:
70,000	4.75%, 2/1/12	71,820
75,000	4.75%, 8/1/12	76,950
85,000	5.10%, 8/1/15	87,383
205,000	Victoria Rec. Fac. Gross Rev. Ref. Crossover Series 2006-A, 4.55%, 8/1/17	153,576
		1,196,626
Single Family Mortgage (14.5%)
	Dakota Co. Cmnty. Dev. Agy. Single Family Mtg. Rev.:
2,727,041	Series 2006 (FNMA, GNMA, & FHLMC backed), 5.30%, 12/1/39 (4)	2,559,982
1,928,243	Series 2007-A (FNMA, GNMA, & FHLMC backed), 5.125%, 12/1/40 (4)	1,835,957
	Minneapolis- St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev. (FNMA & GNMA backed):
20,000	Series 1997, 6.25%, 11/1/30	20,474
1,160,846	Series 2005-A3, 5.10%, 4/1/27	1,180,221
423,669	Series 2006-A3, 5.70%, 4/1/27	439,235
1,797,163	Series 2006-A5, 5.45%, 4/1/27	1,783,397
3,901,659	Series 2007-A1, 5.25%, 12/1/40 (4)	3,742,549
980,000	Series 2007-A2, 5.52%, 3/1/41 (4)	922,454
	MN HFA Single Family Mtg. Rev.:
320,000	Series 1994-E, 5.60%, 7/1/13	320,669
190,000	Series 1994-E, 5.90%, 7/1/25	190,068
50,000	Series 1996-D, 6.00%, 1/1/16	50,084
50,000	Series 1997-A, 5.60%, 7/1/09	50,152
170,000	Series 1997-I, 5.50%, 1/1/17	170,617
75,000	Series 1996-H, 6.00%, 1/1/21	75,061
350,000	Series 1997-D, 5.85%, 7/1/19 (4)	357,875
20,000	Series 1997-E, 5.90%, 7/1/29 (4)	19,456
10,000	Series 1997-G, 6.00%, 1/1/18	10,104
485,000	Series 1998-C, 5.25%, 1/1/17	486,460
140,000	Series 1998-F-1, 5.45%, 1/1/17	141,267
40,000	Series 1998-F, 5.70%, 1/1/17	40,364
55,000	Series 1998-A, 4.80%, 7/1/09	55,523
60,000	Series 1998-A, 4.90%, 7/1/10	60,734

See accompanying notes to portfolios of investments on page 46.    41

Sit Minnesota Tax-Free Income Fund March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

2,130,000	Series 1998-G, 6.00%, 7/1/22 (4)	2,162,632
890,000	Series 1999-B, 5.20%, 7/1/17	892,519
275,000	Series 1999-B, 5.25%, 1/1/20	277,076
45,000	Series 1999-H, 5.30%, 7/1/11	45,754
80,000	Series 2000-A, 5.75%, 7/1/18	80,288
95,000	Series 2000-C, 6.10%, 7/1/30 (4)	95,858
440,000	Series 2001-A, 5.35%, 7/1/17	451,550
790,000	Series 2002-E, 5.00%, 1/1/20	798,137
290,000	Series 2003-I, 4.30%, 7/1/11 (4)	295,675
540,000	Series 2003-I, 5.10%, 7/1/20 (4)	540,437
495,000	Series 2005-G, 4.30%, 1/1/18	498,213
1,580,000	Series 2006-B, 5.00%, 1/1/37 (4)	1,516,800
1,950,000	Series 2006-M, 4.80%, 7/1/26 (4)	1,777,094
960,000	Series 2007-D, 5.50%, 1/1/38 (4)	957,600
1,000,000	Series 2007-I, 4.75%, 7/1/27 (4)	886,770
1,995,000	Series 2007-Q, 5.15%, 7/1/28 (4)	1,843,440
1,995,000	Series 2007-Q, 5.25%, 7/1/33 (4)	1,819,121
1,165,000	Series 2008-B, 5.50%, 7/1/28 (4)	1,132,566
1,500,000	Series 2008-B, 5.65%, 7/1/33 (4)	1,446,195
1,550,000	Series 2009-B, 5.90%, 7/1/28	1,555,317
1,850,000	Series 2009-B, 5.00%, 7/1/38	1,864,856
		35,450,601
Transportation (0.5%)
	Minneapolis & St. Paul Metro Airport Comm. Airport Rev.:
1,500,000	Sub. Series 2005-B, 5.00%, 1/1/25 (4)	1,184,760
100,000	Ref. Sub. Series 2005-C, 5.00%, 1/1/31	94,909
		1,279,669
Utility (5.2%)
1,000,000	Chaska Elec. Rev. Ref. Series 2005-A (Generating Facs. Proj.), 5.25%, 10/1/25	997,810
965,000	Laurentian Energy Auth. MN Cogeneration Rev. Series 2005-A, 4.00%, 12/1/09	962,124
	MN Muni Pwr. Agy. Elec. Rev.:
2,000,000	Series 2004-A, 5.25%, 10/1/24	2,012,320
1,465,000	Series 2005, 5.00%, 10/1/35	1,384,894
700,000	Series 2007, 5.25%, 10/1/27	700,000
	North Branch Elec. Sys. Rev. Series 2008-B:
250,000	5.00%, 8/1/22	245,453
500,000	5.75%, 8/1/28	493,070
1,250,000	Puerto Rico Elec. Pwr. Auth. Rev. Ref. Series 2007-UU, variable rate, 7/1/25	561,250
2,000,000	Puerto Rico Elec. Pwr. Auth. Rev. Series 2005-RR, 5.00%, 7/1/22	1,745,680
3,100,000	Southern MN Pwr. Agy. Pwr. Supply Sys. Rev Series 2006, 4.84%, 1/1/13	2,899,089
780,000	Virgin Islands Water & Power Auth. Water Sys. Rev. Ref. Series 1998, 5.50%, 7/1/17	700,284
		12,701,974

Quantity ($)	Name of Issuer	Fair Value ($)(1)
Other Revenue Bonds (8.8%)
830,000	Brooklyn Park Econ. Dev. Auth. Tax Increment Rev. Series 2007-A (Huntington Site Dev. Proj.),
	5.00%, 2/1/10	838,424
	Columbia Heights Econ. Dev. Auth. Tax Increment Rev. Series 2007 (Huset Park Area Redev. Proj.):
288,000	5.00%, 2/15/17	224,389
510,000	5.20%, 2/15/22	342,904
900,000	Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant’s Ridge Rec. Area Proj.),
	Series 2000, 7.25%, 11/1/16	895,014
750,782	Crystal Governmental Fac. Rev. Series 2006, 5.095%, 12/15/26	519,338
	Lakeville Liquor Rev. Series 2007:
145,000	5.00%, 2/1/11	143,543
190,000	5.00%, 2/1/17	166,632
210,000	5.00%, 2/1/22	163,260
230,000	McLeod Co. Commercial Dev. Rev. Series 2005 (Southwest MN Foundation Proj.), 5.125%, 12/1/31	197,351
	Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
90,000	Series 1996-1 (LOC-U.S. Bank), 6.00%, 6/1/11	90,509
500,000	Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)	499,570
160,000	Series 2000-G2 (LOC-U.S. Bank), 6.00%, 12/1/20	162,120
	Minneapolis Tax Increment Rev. Refunding Series 2007 (East River/Unocal Site Proj.):
120,000	4.80%, 2/1/12	113,668
245,000	5.10%, 2/1/17	203,375
240,000	5.20%, 2/1/21	178,634
	Minneapolis Tax Increment Rev. Refunding Series 2004 (St. Anthony Falls Proj.):
600,000	4.50%, 2/1/13	527,622
100,000	4.50%, 2/1/10	97,954
100,000	4.60%, 2/1/11	94,994
125,000	4.70%, 2/1/12	115,305
125,000	4.80%, 2/1/13	111,366
550,000	Minneapolis Tax Increment Rev. Series 2006 (Grant Park Proj.), 5.00%, 2/1/16	469,810
	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. Series 2006 (Metroplaines Proj.):
191,000	4.25%, 8/15/11	192,123
1,195,000	5.00%, 2/15/27	1,002,820
	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. Series 2007 (Silver Lake Vlg. Phase 1A Proj.):
500,000	4.75%, 2/1/17	381,600
500,000	4.90%, 2/1/22	324,360
	St. Paul Hsg. & Redev. Auth. Rev. Series 2008 (Jimmy Lee Rec. Ctr. Proj.):
500,000	4.75%, 12/1/26	459,465
500,000	5.00%, 12/1/32	454,795
	St. Paul Hsg. & Redev. Auth. Tax Increment Rev.:
155,000	Series 2001 (US Bank Operations Ctr. Proj.), 5.40%, 8/1/09	154,414
100,000	Series 2001 (US Bank Operations Ctr. Proj.), 5.70%, 8/1/12	94,083
800,000	Series 2001 (US Bank Operations Ctr. Proj.), 6.125%, 8/1/19	632,616
1,088,000	Series 2002 (North Quadrant Owner Occupied Proj. Phase 2), 7.00%, 2/15/28	795,143
973,000	Series 2002 (North Quadrant Owner Occupied Proj. Phase 1), 7.50%, 2/15/28	746,758
2,996,000	Series 2002-A (Upper Landing Proj.), 6.80%, 3/1/29	2,116,464
1,922,000	Series 2002-B-2 (Upper Landing Proj.), 6.90%, 3/1/29	1,374,153
1,165,000	Series 2002 (Drake Marble Proj.), 6.75%, 3/1/28	826,731
1,234,000	Series 2004 (9th St. Lofts Proj.), 6.375%, 2/15/28	836,121
	St. Paul Port Auth. Lease Rev. Series 2007-1 (Regions Hosp. Parking Ramp Proj.):
155,000	5.00%, 8/1/09	154,464
200,000	5.00%, 8/1/10	197,332
390,000	5.00%, 8/1/11	383,834

See accompanying notes to portfolios of investments on page 46.    43

Sit Minnesota Tax-Free Income Fund March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

805,000	5.00%, 8/1/21	540,075
2,150,000	5.00%, 8/1/36	1,150,551
715,000	St. Paul Recreational Facs. Gross Rev. Series 2005 (Highland National Proj.), 5.00%, 10/1/25	730,630
	Steele Co. Hlth. Care Fac. Gross Rev. Refunding Crossover Series 2005-B:
475,000	4.65%, 6/1/20	434,991
300,000	5.00%, 6/1/30	244,761
85,000	Steele Co. Hlth. Care Fac. Gross Rev. Unref. Bal. Series 2000 (Elderly Housing Proj.), 6.625%, 6/1/20	86,181
620,000	Steele Co. Hlth. Care Fac. Gross. Rev. Prerefunded Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20	655,972
185,000	Virgin Islands Public Fin. Auth. Rev. Gross Receipts Taxes Loan Series 1999-A, 5.625%, 10/1/10	189,832
125,000	Virgin Islands Pub. Fin. Auth. Sr. Lien Rev. Series 2004-A, 5.25%, 10/1/21	106,601
		21,422,652

Total municipal bonds (cost: $265,493,449)		236,036,453

Closed-End Mutual Funds (0.9%) (2)
10,900	Delaware Investments Minnesota Municipal Income Fund II	122,625
44,100	First American Minnesota Municipal Income Fund II	546,840
124,000	MN Municipal Income Portfolio	1,573,560

Total closed-end mutual funds (cost: $2,389,307)		2,243,025

Short-Term Securities (2.2%) (2)
5,286,538	Wells Fargo Minnesota Municipal Cash Fund, 0.12%	5,286,538

Total Short-Term Securities (cost: $5,286,538)

Total investments in securities (cost: $273,169,294) (6)		$243,566,016

44    See accompanying notes to portfolios of investments on page 46.

This page has been left blank intentionally.

Sit Mutual Funds
March 31, 2009

Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	At March 31, 2009, 0.8% of net assets in the U.S. Government Securities Fund were invested in GNMA mobile home pass-through securities.

(4)

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2009, 17.1% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5)

Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities (“Restricted Securities”) held by the Funds which have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

(6)	At March 31, 2009, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	U.S. Government Securities Fund	Tax-Free Income Fund	Minnesota Tax-Free Income Fund
Cost for federal income tax purposes	$390,949,310	$185,552,771	$273,169,294

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$5,353,796	$161,840	$1,150,288
Gross unrealized depreciation	(1,418,900)	(46,769,076)	(30,753,566)

Net unrealized appreciation (depreciation)	$3,934,896	($46,607,236)	($29,603,278)

(7)

These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at March 31, 2009, is $2,590,048 and $518,100 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 1.9% and 0.2% of the Fund’s net assets, respectively.

(8)	Presently non-income producing securities. Items identified are in default as to payment of interest.

(9)	At March 31, 2009, the total cost of investments purchased on a when-issued or forward-commitment basis was $1,716,862 for the Tax-Free Income Fund.

Sit Mutual Funds March 31, 2009

Statements of Assets and Liabilities

Assets	U.S. Government Securities Fund	Tax-Free Income Fund	Minnesota Tax-Free Income Fund
Investments in securities, at identified cost	$390,949,310	$185,552,771	$273,169,294
Investments in securities, at fair value - see accompanying schedules for detail	$394,884,206	$138,945,535	$243,566,016
Cash in bank on demand deposit	—	—	—
Accrued interest and dividends receivable	2,292,857	2,483,542	3,932,273
Receivable for investment securities sold	—	443,850	—
Receivable for principal paydowns	37,791	—	—
Other receivables	—	15,000	976
Receivable for Fund shares sold	694,319	—	—

Total assets	397,909,173	141,887,927	247,499,265

Liabilities
Disbursements in excess of cash balances	5,113,345	190,605	1,105,032
Payable for investment securities purchased - when issued (note 1)	—	1,716,862	—
Payable for investment securities purchased	—	173,266	971,093
Payable for Fund shares redeemed	279,522	240,622	72,492
Cash portion of dividends payable to shareholders	1,628,080	678,682	1,061,677
Other payables	1,824	12,432	—
Accrued investment management and advisory services fee	256,561	94,944	165,537

Total liabilities	7,279,332	3,107,413	3,375,831

Net assets applicable to outstanding capital stock	$390,629,841	$138,780,514	$244,123,434

Net assets consist of:
Capital (par value and paid-in surplus)	$389,449,270	$213,450,563	$284,017,195
Undistributed (distributions in excess of) net investment income	—	—	(8,854)
Accumulated net realized gain (loss) from security transactions	(2,754,325)	(28,062,813)	(10,281,629)
Unrealized appreciation (depreciation) on investments	3,934,896	(46,607,236)	(29,603,278)
	$390,629,841	$138,780,514	$244,123,434

Outstanding shares	36,037,006	17,503,578	27,209,866

Net asset value per share of outstanding capital stock	$10.84	$7.93	$8.97

See accompanying notes to financial statements on pages 52-57.    47

Sit Mutual Funds
One Year Ended March 31, 2009

Statements of Operations

	U.S. Government Securities Fund	Tax-Free Income Fund	Minnesota Tax-Free Income Fund
Investment income:
Income:
Interest	$18,480,836	$12,873,380	$14,856,770
Total income	18,480,836	12,873,380	14,856,770

Expenses (note 3):
Investment management fee	2,702,864	1,905,129	2,180,969
Less fees and expenses absorbed by investment adviser	(100,000)	(33,366)	—

Total net expenses	2,602,864	1,871,763	2,180,969
Net investment income	15,877,972	11,001,617	12,675,801

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	679,015	(11,474,241)	(4,913,646)

Net change in unrealized appreciation (or depreciation) on investments	(2,196,147)	(20,454,499)	(19,918,141)
Net gain (loss) on investments	(1,517,132)	(31,928,740)	(24,831,787)

Net increase (decrease) in net assets resulting from operations	$14,360,840	($20,927,123)	($12,155,986)

48	See accompanying notes to financial statements on pages 52-57.

This page has been left blank intentionally.

Sit Mutual Funds
Statements of Changes in Net Assets

	U.S. Government Securities Fund

	Year Ended March 31, 2009	Year Ended March 31, 2008
Operations:
Net investment income	$15,877,972	$9,827,951
Net realized gain (loss) on investments	679,015	149,773
Net change in unrealized appreciation (depreciation) of investments	(2,196,147)	7,284,028

Net increase (decrease) in net assets resulting from operations	14,360,840	17,261,752
Distributions to shareholders from:
Net investment income	(15,877,972)	(9,827,951)
Net realized gains on investments	—	—

Total distributions	(15,877,972)	(9,827,951)
Capital share transactions:
Proceeds from shares sold	328,370,300	99,963,980
Fund merger (note 4)	—	—
Reinvested distributions	14,765,616	9,526,214
Payments for shares redeemed	(205,665,999)	(60,625,032)

Increase (decrease) in net assets from capital share transactions	137,469,917	48,865,162

Total increase (decrease) in net assets	135,952,785	56,298,963
Net assets
Beginning of period	254,677,056	198,378,093
End of period	$390,629,841	$254,677,056

Capital transactions in shares:
Sold	30,492,711	9,322,328
Fund merger (note 4)	—	—
Reinvested distributions	1,374,072	896,508
Redeemed	(19,145,321)	(5,695,620)

Net increase (decrease)	12,721,462	4,523,216

	Tax-Free Income Fund		Minnesota Tax-Free Income Fund

	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008
Operations:
Net investment income	$11,001,617	$15,574,382	$12,675,801	$12,914,974
Net realized gain (loss) on investments	(11,474,241)	(3,652,467)	(4,913,646)	423,518
Net change in unrealized appreciation (depreciation) of investments	(20,454,499)	(17,246,766)	(19,918,141)	(13,975,077)

Net increase (decrease) in net assets resulting from operations	(20,927,123)	(5,324,851)	(12,155,986)	(636,585)
Distributions to shareholders from:
Net investment income	(11,001,617)	(15,574,382)	(12,675,801)	(12,914,974)
Net realized gains on investments	—	—	—	—

Total distributions	(11,001,617)	(15,574,382)	(12,675,801)	(12,914,974)
Capital share transactions:
Proceeds from shares sold	44,275,178	105,291,583	65,859,325	132,073,267
Fund merger (note 4)	—	2,508,485	—	—
Reinvested distributions	9,875,386	13,814,892	10,261,795	10,487,814
Payments for shares redeemed	(206,031,597)	(155,674,585)	(114,903,677)	(110,193,270)

Increase (decrease) in net assets from capital share transactions	(151,881,033)	(34,059,625)	(38,782,557)	32,367,811

Total increase (decrease) in net assets	(183,809,773)	(54,958,858)	(63,614,344)	18,816,252
Net assets
Beginning of period	322,590,287	377,549,145	307,737,778	288,921,526
End of period	$138,780,514	$322,590,287	$244,123,434	$307,737,778

Capital transactions in shares:
Sold	4,940,782	11,077,703	7,025,051	13,204,246
Fund merger (note 4)	—	260,940	—	—
Reinvested distributions	1,133,123	1,452,580	1,105,120	1,047,399
Redeemed	(23,776,063)	(16,413,251)	(12,436,643)	(11,025,230)

Net increase (decrease)	(17,702,158)	(3,622,028)	(4,306,472)	3,226,415

See accompanying notes to financial statements on pages 52-57.    51

Sit Mutual Funds
Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Minnesota Tax-Free Income Fund and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

Fund	Investment Objective

U.S. Government Securities	High current income and safety of principal.

Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.

Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

Significant accounting policies followed by the Funds are summarized below:

Investments in Securities

Securities maturing more than 60 days from the valuation date are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157) effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Funds adopted FAS 157 as of April 1, 2008. Under FAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three levels and described below:

•

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 — other significant observable inputs including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value on March 31, 2009:

	Investment in Securities
	Level 1	Level 2	Level 3

Fund	Quoted Prices	Other significant observable inputs	Signficant unobservable inputs	Total	Other financial instruments*
U.S. Government Securities	$7,882,728	$387,001,478	—	$394,884,206	—
Tax-Free Income	10,843,332	128,102,203	—	138,945,535	—
Minnesota Tax-Free Income	7,529,563	236,036,453	—	243,566,016	—

*Other financial instruments are derivatives instruments not reflected in the Schedules of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment. At March 31, 2009, the Funds had no financial instruments subject to this disclosure. For the year ended March 31, 2009, the Funds held no assets in which significant unobservable inputs (Level 3) were used in determining fair value.

Sit Mutual Funds
Notes to Financial Statements (continued)

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus one hundred basis points (1.00%). The Funds had no borrowings outstanding during the year ended March 31, 2009.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2006, 2007, and 2008 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2009 and 2008 were as follows:

Year Ended March 31, 2009:

	Ordinary Income	Long Term Capital Gain	Total
U.S. Government Securities	$15,877,972	—	$15,877,972
Tax-Free Income (*)	11,001,617	—	11,001,617
Minnesota Tax-Free Income (*)	12,675,801	—	12,675,801

(*) 100% of dividends were derived from interest on tax-exempt securities.

Year Ended March 31, 2008:

	Ordinary Income	Long Term Capital Gain	Total
U.S. Government Securities	$9,827,951	—	$9,827,951
Tax-Free Income (*)	15,574,382	—	15,574,382
Minnesota Tax-Free Income (*)	12,914,974	—	12,914,974
(*) 100% of dividends were derived from interest on tax-exempt securities.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	$1,628,080	($2,754,325)	$3,934,896
Tax-Free Income	678,682	(28,062,813)	(46,607,236)
Minnesota Tax-Free Income	1,052,823	(10,281,629)	(29,603,278)

On the statement of assets and liabilities for the Tax-Free Income and Minnesota Tax-Free Income Funds, as a result of permanent book-to-tax differences, reclassification adjustments of $15,570,406, and $3,805,695, respectively, were made to decrease additional paid-in capital and increase accumulated net realized gain (loss). Additionally in the Minnesota Tax-Free Income Fund, an adjustment of $8,854 was made to decrease undistributed net investment income and increase accumulated net realized gan (loss).

As of March 31, 2009, for federal income tax purposes, the Funds have capital loss carryovers which, if not offset by subsequent gains will begin to expire as follows:

	Loss Carryover	Expiration Year(s)
U.S. Government Securities	$2,754,325	2012 - 2015
Tax-Free Income	$28,062,813	2010 - 2017
Minnesota Tax-Free Income	$10,281,629	2010 - 2017

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Sit Mutual Funds
Notes to Financial Statements (continued)

(2)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2009, were as follows:

	Purchases ($)	Proceeds ($)
U.S. Government Securities	333,736,525	190,710,579
Tax-Free Income	42,050,414	186,725,854
Minnesota Tax-Free Income	41,317,065	75,933,226

(3)	Expenses

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Average Daily Net Assets
Tax-Free Income	.80%
Minnesota Tax-Free Income	.80%

	First $50 Million	Over $50 Million
U.S. Government Securities	1.00%	.80%

For the period October 1, 1993, through December 31, 2009, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund’s average daily net assets in excess of $250 million and .60% of the Fund’s average daily net assets in excess of $500 million. After December 31, 2009, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

For the period October 1, 1993, through December 31, 2009, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund to an annual rate of .80% of the Fund’s average daily net assets. After December 31, 2009, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2009:

	Shares	% Shares Outstanding
U.S. Government Securities	556,247	1.5
Tax-Free Income	1,657,515	9.5
Minnesota Tax-Free Income	2,198,821	8.1

(4)	Fund Merger

Pursuant to a plan approved by the shareholders of the Sit Florida Tax-Free Income Fund (“Florida Fund”), the Tax-Free Income Fund (“Tax-Free Fund”) acquired all of the assets of the Florida Fund in exchange for shares of common stock of the Tax-Free Fund effective July 31, 2007. The aggregate net assets of the Tax-Free Fund immediately before the acquisition were $382,493,785 and the combined net assets immediately after the acquisition were $385,002,270. In exchange for 252,786 shares and $2,508,485 of net assets in the Florida Fund, the Tax-Free Fund issued 260,940 shares. The net assets of the Florida Fund consisted of: Capital stock ($2,533,478), Undistributed net investment income ($250), Accumulated net realized loss ($19,027), and Unrealized depreciation ($6,216). As a result of the merger, the Tax-Free Fund acquired capital loss carryovers, which are limited by the Internal Revenue Code Section 382, and unrealized capital gains.

(5)	Fund Liquidation

Market conditions and interest rates resulted in an unacceptably low yield for the Sit Money Market Fund (the “Money Market Fund”) that was not expected to improve in the near future. The cost of operating the Money Market Fund, coupled with the low yield and an increasing difficulty to maintain a positive yield made it unlikely that the Money Market Fund would meet its investment objective of providing current income while preserving capital and maintaining liquidity. Consequently, the Adviser believed that it would be in the best interest of the Money Market Fund’s shareholders to approve the dissolution and liquidation of the Money Market Fund. Accordingly, the Adviser recommended liquidating the Money Market Fund’s assets and distributing the proceeds to Fund shareholders.

At its February 15, 2009 meeting, the Board of Directors agreed with the Adviser’s recommendation. Accordingly, the Board of Directors, including all of the Directors who are not “interested persons” of the Money Market Fund, as defined in the Investment Company Act of 1940, unanimously adopted a resolution declaring that the proposed dissolution and liquidation was in the best interests of the Money Market Fund and its shareholders, approving a form of a Liquidation Plan, and directing the Adviser to submit it for shareholder approval. After shareholders approved, the Money Market Fund was liquidated on March 27, 2009.

Sit U.S. Government Securities Fund
Financial Highlights

	Years Ended March 31,
	2009	2008	2007	2006	2005
Net Asset Value:
Beginning of period	$10.92	$10.56	$10.45	$10.62	$10.79
Operations:
Net investment income (1)	.52	.50	.48	.43	.38
Net realized and unrealized gains (losses) on investments	(.08)	.36	.11	(.17)	(.17)
Total from operations	.44	.86	.59	.26	.21
Distributions to Shareholders:
From net investment income	(.52)	(.50)	(.48)	(.43)	(.38)
From net realized gains	—	—	—	—	—
Total Distributions	(.52)	(.50)	(.48)	(.43)	(.38)
Net Asset Value:
End of period	$10.84	$10.92	$10.56	$10.45	$10.62
Total investment return (2)	4.18%	8.37%	5.81%	2.45%	1.93%
Net assets at end of period (000’s omitted)	$390,630	$254,677	$198,378	$234,395	$258,410

Ratios (3):
Expenses (without waiver) (4)	0.83%	0.85%	0.85%	0.84%	0.84%
Expenses (with waiver) (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (without waiver)	4.84%	4.61%	4.56%	3.99%	3.47%
Net investment income (with waiver)	4.87%	4.66%	4.61%	4.03%	3.51%

Portfolio turnover rate (excluding short-term securities	59.63%	67.42%	43.98%	60.37%	36.64%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Tax-Free Income Fund

Financial Highlights

	Years Ended March 31,
	2009	2008	2007	2006	2005
Net Asset Value:
Beginning of period	$9.16	$9.72	$9.72	$9.77	$9.90
Operations:
Net investment income (1)	.41	.40	.38	.37	.38
Net realized and unrealized gains (losses) on investments	(1.23)	(.56)	.00	(.05)	(.13)
Total from operations	(.82)	(.16)	.38	.32	.25
Distributions to Shareholders:
From net investment income	(.41)	(.40)	(.38)	(.37)	(.38)
From net realized gains	—	—	—	—	—
Total distributions	(.41)	(.40)	(.38)	(.37)	(.38)
Net Asset Value:
End of period	$7.93	$9.16	$9.72	$9.72	$9.77
Total investment return (2)	(9.14%)	(1.72%)	4.00%	3.35%	2.54%
Net assets at end of period (000’s omitted)	$138,781	$322,590	$377,549	$366,948	$353,868

Ratios (3):
Expenses (without waiver) (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver) (4)	0.79%	0.77%	0.77%	0.77%	0.77%
Net investment income (without waiver)	4.62%	4.15%	3.90%	3.78%	3.81%
Net investment income (with waiver)	4.63%	4.18%	3.93%	3.81%	3.84%

Portfolio turnover rate (excluding short-term securities)	18.51%	42.93%	50.67%	32.93%	41.29%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 0.80% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Minnesota Tax-Free Income Fund

Financial Highlights

	Years Ended March 31,
	2009	2008	2007	2006	2005
Net Asset Value:
Beginning of period	$9.76	$10.21	$10.12	$10.09	$10.26
Operations:
Net investment income (1)	.43	.43	.42	.41	.44
Net realized and unrealized gains (losses) on investments	(.79)	(.45)	.09	.03	(.17)
Total from operations	(.36)	(.02)	.51	.44	.27
Distributions to Shareholders:
From net investment income	(.43)	(.43)	(.42)	(.41)	(.44)
Net Asset Value:
End of period	$8.97	$9.76	$10.21	$10.12	$10.09
Total investment return (2)	(3.67%)	(0.25%)	5.17%	4.46%	2.69%
Net assets at end of period (000’s omitted)	$244,123	$307,738	$288,922	$263,312	$233,034

Ratios (3):
Expenses (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.65%	4.25%	4.17%	4.07%	4.33%

Portfolio turnover rate (excluding short-term securities)	15.68%	37.48%	28.42%	54.91%	29.33%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	The ratio information is calculated based on average daily net assets.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.:

          We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sit U.S. Government Securities Fund, Inc., Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax Free Income Fund (a series of Sit Mutual Funds II, Inc.) (the “Funds”), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
          We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 20, 2009

Sit Mutual Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008 to March 31, 2009.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

U.S. Government Securities Fund	Beginning Account Value (10/1/08)	Ending Account Value (3/31/09)	Expenses Paid During Period* (10/1/08 - 3/31/09)
Actual	$1,000	$1,033.40	$4.03
Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.01
*Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Tax-Free Income Fund	Beginning Account Value (10/1/08)	Ending Account Value (3/31/09)	Expenses Paid During Period* (10/1/08 - 3/31/09)
Actual	$1,000	$ 941.70	$3.80
Hypothetical (5% return before expenses)	$1,000	$1,021.05	$3.96
*Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Minnesota Tax-Free Income Fund	Beginning Account Value (10/1/08)	Ending Account Value (3/31/09)	Expenses Paid During Period* (10/1/08 - 3/31/09)
Actual	$1,000	$ 991.30	$3.95
Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.01
*Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Sit Mutual Funds

Federal Tax Information (Unaudited)

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

U.S. Government Securities Fund
April 30, 2008	$0.03750		$—
May 31, 2008	0.03882		—
June 30, 2008	0.04439		—
July 31, 2008	0.04492		—
August 31, 2008	0.04301		—
September 30, 2008	0.04813		—
October 31, 2008	0.03875		—
November 30, 2008	0.03968		—
December 31, 2008	0.04856		—
January 31, 2009	0.04295		—
February 28, 2009	0.04685		—
March 31, 2009	0.04652		—
	$0.52008	(c)	$0.00000

Minnesota Tax-Free Income Fund
April 30, 2008	0.03398		—
May 31, 2008	0.03423		—
June 30, 2008	0.03553		—
July 31, 2008	0.03671		—
August 31, 2008	0.03349		—
September 30, 2008	0.03728		—
October 31, 2008	0.03760		—
November 30, 2008	0.03391		—
December 31, 2008	0.04155		—
January 31, 2009	0.03644		—
February 28, 2009	0.03372		—
March 31, 2009	0.03891		—
	$0.43334	(d)	$0.00000

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

Tax-Free Income Fund
April 30, 2008	$0.03197		—
May 31, 2008	0.03230		—
June 30, 2008	0.03348		—
July 31, 2008	0.03386		—
August 31, 2008	0.03103		—
September 30, 2008	0.03341		—
October 31, 2008	0.03530		—
November 30, 2008	0.03069		—
December 31, 2008	0.03913		—
January 31, 2009	0.03491		—
February 28, 2009	0.03340		—
March 31, 2009	0.03849		—
	$0.40797	(d)	$0.00000

a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

b)	Taxable as long-term gain.

c)	Taxable as dividend income and does not qualify for deduction by corporations or reduced dividend income tax rate for individuals.

d)

100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

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Sit Mutual Funds
Information about Directors and Officers

The Sit Mutual Funds are a family of no-load mutual funds. The Bond Funds described in this Bond Funds Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (the “Funds” or individually, a “Fund”). One bond fund, the Sit High Income Municipal Bond Fund is described in a separate Prospectus and Statement of Additional Information (“SAI”). The stock funds within the Sit Mutual Fund family are described in a Stock Funds Prospectus and SAI. The Sit U.S. Government Securities Fund, and the corporate issuer of the Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Give Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships held by Director(3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 47	Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 80	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
Melvin C. Bahle Age: 90	Director	Director since 2005; Director Emeritus 1995 to 2005, and Director from 1984 to 1995, or the Fund’s inception if later.	Director and/or officer of several foundations and charitable organizations.	12	None.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships held by Director(3)
John P. Fagan Age: 78	Director	Director since 2006 or the Fund’s inception, if later.	Honorary member on Board of St. Joseph’s College in Rensselar, Indiana.	12	None.
Sidney L. Jones Age: 75	Director	Director since 1993 or the Fund’s inception if later; Director from 1988-1989.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Co., Toronto, Canada (investment management).	12	None.
Bruce C. Lueck Age: 68	Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 60	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
OFFICERS:
Mark H. Book Age: 45	Vice President - Investments of U.S. Govt. Fund only.	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 40	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 63	Senior Vice President	Re-Elected by the Boards annually; Officer since 1985.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director, President and Chief Fixed-Income Officer of SF.	N/A	N/A

Sit Mutual Funds
Information about Directors and Officers (Continued)

Name, Address, and Age	Position(s) Held With Fund	Term of Office(1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships held by Director(3)
Bryce A. Doty Age: 42	Vice President - Investments of the U.S. Govt. Fund only	Re-Elected by the Boards annually; Officer since 1996.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 47	Vice President - Investments of Tax-Free, & MN Tax-Free Funds only.	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 63	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 48	Vice President, Treasurer & Chief Compliance Officer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President & Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 42	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Debra A. Sit Age: 48	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1994.	Vice President - Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.	N/A	N/A

1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

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Sit Mutual Funds
Additional Information

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended March 31 is available 1) without charge upon request by calling the Funds at1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 20, 2008 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; Sit U.S. Government Securities Fund, Inc. dated November 1, 1992; and Sit Money Market Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income.

The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $6.6 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Tax-Free Income Fund, U.S. Government Fund and Money Market Fund. The

Sit Mutual Funds
Additional Information (Continued)

Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. It was noted that three of the fixed-income funds have tiered investment fee schedules after SIA’s voluntary fee waiver. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

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Sit Mutual Funds
Additional Information (Continued)

The annual meeting of the shareholders of the Funds was held on October 20, 2008. Directors elected by the shareholders at the meeting were as follows: Roger J. Sit, Melvin C. Bahle, John P. Fagan, William E. Frenzel, Sidney L. Jones, Bruce C. Lueck and Donald W. Phillips. The matters voted on by the shareholders of record as of August 15, 2008 and results of the shareholders’ vote at the October 20, 2008 meeting were as follows:

			Proposal One: Election of Directors

			Sit	Bahle	Fagan

US Government Securities		For	21,506,625.89	21,527,190.00	21,548,152.96
Total Shares Outstanding	26,885,944.00	Against	867,177.05	846,612.94	825,649.98
Total Shares Voted	22,373,802.94	Abstain	0.00	0.00	0.00
Percent of Shares Voted	83.22%	% For	96.12%	96.22%	96.31%

Tax-Free Income		For	20,638,151.97	27,830,156.47	27,777,152.29
Total Shares Outstanding	35,757,904.00	Against	7,524,536.06	332,531.56	385,535.74
Total Shares Voted	28,162,688.03	Abstain	0.00	0.00	0.00
Percent of Shares Voted	78.76%	% For	73.28%	98.82%	98.63%

Money Market		For	46,722,497.28	46,721,037.20	46,720,849.58
Total Shares Outstanding	75,202,455.00	Against	208,464.09	209,924.17	210,111.79
Total Shares Voted	46,930,961.37	Abstain	0.00	0.00	0.00
Percent of Shares Voted	62.41%	% For	99.56%	99.55%	99.55%

MN Tax-Free Income		For	19,991,012.12	19,874,508.54	19,889,276.39
Total Shares Outstanding	30,536,521.00	Against	254,653.76	371,157.34	356,389.49
Total Shares Voted	20,245,665.88	Abstain	0.00	0.00	0.00
Percent of Shares Voted	66.30%	% For	98.74%	98.17%	98.24%

	Frenzel	Jones	Lueck	Phillips	Proposal Two: Ratify KPMG LLP as the Funds’ Auditors

US Government Securities	21,513,507.13	21,564,532.69	21,576,962.43	21,583,204.12	21,701,603.94
Total Shares Outstanding	860,295.81	809,270.25	796,840.51	790,598.82	271,019.50
Total Shares Voted	0.00	0.00	0.00	0.00	401,179.50
Percent of Shares Voted	96.15%	96.38%	96.44%	96.47%	97.00%

Tax-Free Income	20,554,059.99	27,797,644.54	27,858,278.82	27,861,440.96	27,845,716.31
Total Shares Outstanding	7,608,628.04	365,043.49	304,409.21	301,247.07	104,924.86
Total Shares Voted	0.00	0.00	0.00	0.00	212,046.86
Percent of Shares Voted	72.98%	98.70%	98.92%	98.93%	98.87%

Money Market	46,697,951.19	46,722,309.66	46,722,497.28	46,722,309.66	46,046,997.15
Total Shares Outstanding	233,010.18	208,651.71	208,464.09	208,651.71	868,558.67
Total Shares Voted	0.00	0.00	0.00	0.00	15,405.55
Percent of Shares Voted	99.50%	99.56%	99.56%	99.56%	98.12%

MN Tax-Free Income	19,851,515.19	19,461,434.84	19,874,919.18	19,946,475.67	19,916,160.26
Total Shares Outstanding	394,150.69	784,231.04	370,746.70	299,190.21	91,151.01
Total Shares Voted	0.00	0.00	0.00	0.00	238,354.61
Percent of Shares Voted	98.05%	96.13%	98.17%	98.52%	98.37%

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.8 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:

•          Free telephone exchange
•          Dollar-cost averaging through an automatic investment plan
•          Electronic transfer for purchases and redemptions
•          Free checkwriting privileges on Bond Funds
•          Retirement accounts including IRAs and 401(k) plans

A N N U A L  R E P O R T  B O N D  F U N D S

One Year Ended March 31, 2009

INVESTMENT ADVISER

Sit Investment Associates, Inc.
3300 IDS Center
80 South Eight Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR

SIA Securities Corp.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN

PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT

PNC Global Investment Servicing
P.O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402

Sit Mutual Funds

High Income Municipal Bond Fund
Annual Report

March 31, 2009

Sit Mutual Funds
HIGH INCOME MUNICIPAL BOND FUND ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

Sit Mutual Funds
As published in the Annual Report of the Sit Bond Funds

Chairman’s Letter – Year Ended March 31, 2009

Dear fellow shareholders:

          Fixed income markets saw unprecedented volatility during the past fiscal year. What began as the subprime loan debacle in the third quarter of 2007 ballooned in 2008 into a severe global financial crisis and liquidity crunch, and then into an economic recession. The resultant series of market events that occurred in 2008 included: ratings downgrades on bond insurers; failed remarketings of auction rate securities and preferred securities auctions; failure or near-failure of several major financial institutions; and the nationalization of the nation’s housing agencies, Fannie Mae (FNMA) and Freddie Mac (FHLMC). In addition, the collapse of Lehman Brothers in September 2008 led to the collapse of a major money market fund as its per share price “broke the buck.”

          The Federal Reserve responded throughout the year with expansive monetary accommodation that has included a series of reductions in the federal funds target rate essentially to zero; a virtual alphabet soup list of lending facilities to promote liquidity; coordinated central bank actions; and legislated federal government bailouts. An extreme flight-to-quality culminated in Treasury yields reaching historical lows late in December 2008, while non-Treasury market sectors, aside from agency mortgage pass-through securities, experienced substantial price weakness. Since then, we have began to see a partial, but substantial, reversal of these extreme market trends as liquidity conditions improved in the first quarter of 2009.

          Economic conditions deteriorated into a severe recession as the year progressed. Real GDP contracted from +2.8% in the second calendar quarter of 2008 to -0.5% in the third quarter and to -6.3% in the fourth quarter. The preliminary estimate real GDP in the first quarter 2009 was a worse-than-expected -6.1%, as positive net exports and a significant improvement in consumer spending were more than offset by a sharp decline in capital spending, a very large correction in business inventories, and a further slowdown in residential investment. In addition, employment trends have continued to decline sharply. The unemployment rate, which rose to 8.9% in April, is at its highest level since December 1982. While employment is considered a lagging indicator, these figures suggest nonetheless that consumer spending could struggle in the months ahead.

          Inflation, as measured by the headline Consumer Price Index (CPI), decreased 0.1% in March, as the increase in energy prices from the prior month was temporary. More significantly, the March year-over-year change in CPI turned negative, to -0.4%. We believe that inflation is unlikely to be a concern in the near-term, even if energy prices move higher and are sustained. Nonetheless, as all of the policy measures instituted by the government over the past 18 months begin to take effect on the economy, we believe that inflation risk will be an increasing concern.

          The American Reinvestment and Recovery Act of 2009

was signed into law by President Obama in mid-February. This fiscal stimulus package is expected to cost roughly $800 billion over ten years, and consists of approximately $300 billion in tax relief, $300 billion in discretionary spending and the balance in mandatory spending. The President also released his $3.6 trillion fiscal 2010 budget proposal in late February which, if passed, would substantially increase the budget deficit, particularly in the out years beyond 2012. In the first six months of the federal fiscal year through March, the deficit has reached $956.8 billion, which is approximately three times larger than its prior year figure. Receipts have fallen 28%, led by sharp declines in both individual and corporate income tax receipts, while outlays have increased 41%. Most of the increase in outlays is attributable to the Troubled Asset Relief Program (TARP). However, outlays for unemployment benefits, Medicare, Medicaid and Social Security have also risen. Revenue and outlay estimates for April suggest that the deficit is likely only to get worse. When including cost estimates for TARP, the bailout of FNMA and FHLMC, and the fiscal stimulus package, the 2009 fiscal year budget deficit is likely to approach $2 trillion, or roughly 13.5% of GDP. The magnitude of the current budget deficit is difficult to comprehend as a variance of just 10% (or $200 billion) represents almost half of the entire deficit in the prior fiscal year.

          The Federal Reserve’s U.S. trade-weighted major currencies dollar index was up +16.8% during April on a year-over-year basis. The U.S. dollar is continuing to benefit from the safe-haven status of U.S. Treasury securities. We expect this trend to continue over the near term. However, on a longer-term basis, the dollar will likely weaken as investors begin to refocus on the U.S. trade deficit and the increasingly massive U.S. budget deficit.

Strategy Summary

          While we are presently in a recession, several indications suggest that the economy may be in a bottoming phase. The sharp drawdown in business inventories during the first quarter implies that we will see a positive contribution as they are eventually rebuilt. In addition, recent (less negative) data on jobless claims also suggest a turn in the economy. Regardless of whether consumer spending is modestly positive or modestly negative, we expect further economic contraction in the second quarter, albeit at a less negative rate. Our estimate for second quarter 2009 GDP growth is a -2.0%, which is a substantial improvement from the anemic levels of the prior two quarters. As the numerous policy actions and initiatives undertaken by various government agencies over the past 18 months gain traction, we believe that U.S. domestic growth will become progressively less negative and could possibly turn positive by year end. We expect more sectors of the economy to show steady improvement in the second half of 2009, and are forecasting modestly positive growth of +0.5%

2

in the fourth quarter of 2009. The result of our quarterly estimates is an annual rate of growth in real GDP of -3.0% for calendar year 2009.

          Financial markets saw a continuation of corporate bailouts, expansive Federal Reserve lending and government-guaranteed bond issuances during the first quarter of 2009, all which were designed to replace continued reductions in private market lending and help provide stability. The Fed has maintained its federal funds target rate near zero through most of the quarter in an attempt to spur additional private market lending and ensure liquidity in the commercial paper market. The Treasury’s recently announced Public-Private Investment Program (PPIP) was created to provide investors with a low cost, public financing mechanism to purchase certain assets from banks. As with the expansion of the Term Asset-Backed Securities Lending Facility (TALF), which contributed to a partial rebound in the prices of asset-backed securities, the PPIP has contributed to recent price strength in corporate bonds, particularly those issued by major financial institutions. In addition, pre-announced Federal Reserve buying of mortgage-backed securities has helped push prices on those securities higher. U.S. Treasury bonds thus underperformed during the first quarter of 2009, partially reversing the record positive returns of the prior calendar quarter.

          The recently announced expansion of the Federal Reserve’s mortgage-backed securities purchase program is designed to help to reduce mortgage rates and encourage lending for home purchases. We expect the housing market to lead the recovery, as housing typically has the highest multiplier effect on the economy as a whole. In the Sit U.S. Government Securities Fund, we continue to focus on securities that we believe will benefit from an intermediate-term housing market recovery, while still providing attractive risk-adjusted returns within a recessionary environment.

          With regard to municipals, we believe that a substantial portion of the price depreciation experienced by municipals during the past year was more a reflection of the lack of market liquidity rather than declining fundamental credit trends. Positive cash flows into municipal bond mutual funds since the beginning of the year suggest that investors are beginning to take money off the sidelines. Municipal bond yields declined during the first quarter of 2009 as prices saw a partial but substantial rebound from the weakness in 2008, and municipals posted their best quarterly return since the third quarter of 2002. Despite increased fiscal stresses on municipalities and continued ratings downgrades on bond insurers, the ratings agencies are beginning to recalibrate underlying ratings for municipal issuers to global scales based on their historically low default rates and high recovery rates. Recent passage of the Build America Bonds Act will likely result in increased municipal issuance, particularly of taxable municipal bonds.

          Nonetheless, with the loss of bond insurance as a stable source of credit enhancement, municipal bonds can no longer be regarded as a commodity. In addition to our intensive credit research process, the high level of diversification in our municipal bond funds serves to help mitigate credit risk. We believe that the municipal market will continue to see improved performance throughout the year as liquidity is gradually restored. Longer-intermediate maturity and lower rated bonds with stable credit outlooks continue to offer attractive yields. Nonetheless, fiscal stresses, heavy expected supply and continued concerns regarding the health of market-making financial institutions may affect volatility in the near term. Our strategy remains focused on finding attractive yielding investment opportunities in sectors and securities with relatively stable longer term credit outlooks.

With best wishes,

Roger J. Sit
Chairman and President
Sit Mutual Funds

3

Sit Mutual Funds

Average Annual Total Returns for Periods Ended December 31, 2008

The table below shows the Fund’s average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2008. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance. Index information does not reflect deductions for fees, expenses, or taxes. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

The Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

The Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Fund’s past performance, before and after taxes, is not an indication of how the Fund will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

Sit High Income Municipal Bond Fund	1 Year	Since Inception*
Return Before Taxes	-18.9%	-11.1%
Return After Taxes on Distributions	-18.9%	-11.1%
Return After Taxes on Distributions and Sale of Fund	-15.2%	-8.5%
Shares
Barclays Capital Municipal Bond Index	-2.5%	0.4%

*Inception date 12/31/06

4

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5

Sit High Income Municipal Bond Fund
One Year Ended March 31, 2009

Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

          The Fund provided investors with a -11.45% return for the year ended March 31, 2009 compared to a +2.27% return for the Barclays Capital Municipal Bond Index. As of March 31, 2009, the Fund’s 30-day SEC yield was 6.57%, up considerably from 4.92% at March 31, 2008 and its 12-month distribution rate was 5.19%.

          The municipal bond yield curve has steepened considerably over the past twelve months, with short-term rates falling significantly as the Fed eased to effectively zero, while long-term yields rose approximately 100 basis points, mainly due to the credit and liquidity crunch that affected all domestic fixed income securities other than U.S. Treasuries. Further deleveraging by hedge funds from August through December and the continued failures and subsequent fixed rate reissuance in the municipal auction-rate securities market also contributed to the steepening in the municipal yield curve. Spreads widened considerably for lower-rated and non-rated credits during the period. Much of the spread widening was a result of the decreased availability of highly rated bond insurance or letters of credit. Insured issuance decreased from slightly over 50% of the municipal market in 2007 to less than 20% in 2008. Total municipal issuance was down in 2008 due to the many difficulties encountered by credit markets, but it is expected to increase in 2009. The Fed is likely on the sidelines in terms of interest rate policy until late 2009 or early 2010. The Fed will need to see sustainable positive growth and/or a fanning of inflation to start to raise short-term interest rates. We do not expect to see either of these until late 2009 at the earliest. The Fund’s net asset value was volatile during this difficult period, falling from $9.12 at March 31, 2008 to $7.66 at March 31, 2009. The Fund experienced an increase in net assets over the period to approximately $34 million, up from $25 million.

          The Fund’s most significant investments during the period were in the healthcare (primarily hospitals) sector (20.4%), the multi-family housing (primarily senior living) sector (17.7%), the other revenue (primarily tax increment financing and land-secured) sector (13.8%), and the education (primarily charter schools) sector (11.7%). The Fund will maintain significant weightings in these sectors going forward, but the weightings should decrease somewhat as the Fund grows and becomes more diversified. Over 225 credits (over 70% of which were rated) in thirty-nine states and territories were held in the Fund as of March 31. The Fund’s average weighted credit quality has remained BBB.

          We have lengthened the Fund’s average life duration to 6.5 years. That lengthening process accelerated in the past year, as we took advantage of the steep municipal yield curve and spread widening in lower investment grade bonds to lock in higher yields for the Fund. Demand should return to robust levels for lower-rated and non-rated bonds once the credit crisis passes, as after-tax yields on municipals far exceed most opportunities available in the taxable market. This market anomaly, with tax-exempt bonds yielding considerably more than comparable maturity U.S. Treasuries, should benefit the Fund’s performance once this relationship begins to normalize. The Fund will likely see a significant increase in emphasis on non-rated credits in the coming year as it grows and diversifies.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks high current income that is exempt from federal regular income tax. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities.

PORTFOLIO SUMMARY

Net Asset Value 3/31/09:	$7.66 Per Share
3/31/08:	$9.12 Per Share
Total Net Assets:	$33.7 Million
30-day SEC Yield:	6.57%
Tax Equivalent Yield:	10.11%(1)
12-Month Distribution Rate:	5.19%
Average Maturity:	14.2 Years
Duration to Estimated Avg. Life:	6.5 Years(2)
Implied Duration:	6.6 Years(2)

(1)	For individuals in the 35.0% federal tax bracket.

(2)	See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

6

AVERAGE ANNUAL TOTAL RETURNS*

	Three Month**	Six Month**	One Year	Three Years	Since Inception (12/31/06)
Sit High Income Muni Bond Fund	7.50	-7.29	-11.45	n/a	-6.98
Barclays Capital Muni Bond Index	4.22	4.99	2.27	n/a	2.22
Barclays Capital High Yield Muni Bond Index/5 year	3.23	-9.05	-10.17	n/a	-4.06
Composite Index(3)	3.73	-2.20	-4.05	n/a	-0.91

CUMULATIVE TOTAL RETURNS*

	Three Month**	Six Month**	One Year	Three Years	Since Inception (12/31/06)
Sit High Income Muni Bond Fund	7.50	-7.29	-11.45	n/a	-15.02
Barclays Capital Muni Bond Index	4.22	4.99	2.27	n/a	5.07
Barclays Capital High Yield Muni Bond Index/5 year	3.23	-9.05	-10.17	n/a	-8.90
Composite Index(3)	3.73	-2.20	-4.05	n/a	-2.04
*As of 3/31/09 **Not annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Past performance is not a guarantee of future results. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Barclays Capital Muni Bond Index.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/06) and held until 3/31/09 would have decreased to $8,498 in the Fund or grown to $10,507 in the Barclays Capital Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Adviser’s Assessment of Non-Rated Securities		Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.
AAA	0.0%
AA	0.0
A	1.6
BBB	8.1
BB	15.9
<BB	3.2
Total	28.8%

(2)

Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

(3)	Composite Index (50% Barclays Capital Municipal Bond Index and 50% Barclays Capital High Yield Muni Bond Index/5 year).

7

Sit High Income Municipal Bond Fund
March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

Municipal Bonds (95.0%) (2)

Alabama (1.7%)
100,000	Bessemer Med. Clinic Rev. (Bessemer Carraway)	7.25	4/1/15	100,112
100,000	Huntsville-Redstone Vlg. Spl. Care Facs. Auth.	5.25	1/1/15	87,655
150,000	Pell City Spl. Care. Rev. (Noland Hlth. Svcs.)	5.25	12/1/27	111,161
260,000	University of Alabama Birmingham Hosp. Rev.	5.75	9/1/22	259,264
				558,192
Alaska (2.3%)
250,000	AK Hsg. Fin. Corp. Gen. Mtg. Rev.	6.00	6/1/49	251,362
250,000	AK Indl. Dev. & Expt. Rev. (Boys & Girls Home)	5.50	12/1/12	234,577
300,000	Aleutians East Burough (Aleutian Pribilof Islands)	5.50	6/1/25	162,642
150,000	Matanuska-Susitna Boro COP (Animal Care) (6)	5.75	3/1/23	141,201
				789,782
Arizona (4.2%)
95,113	AZ Hlth. Facs. Auth. Rev. (New AZ Family)	5.25	1/7/27	63,968
250,000	Flagstaff Indl. Dev. Auth. (Sr. Living Cmnty.)	5.50	7/1/22	186,165
250,000	Pima Co. Indl. Dev. Auth. (Coral Academy Science)	6.38	12/1/18	217,348
100,000	Pima Co. Indl. Dev. Rev. (Academic Success)	5.38	7/1/22	76,676
250,000	Pima Co. Indl. Rev. Ref. (Tucson Country Day Sch.)	5.00	6/1/22	184,318
235,000	Pima Co. Indl. Dev. Rev. (AZ Charter Schools)	6.10	7/1/24	178,539
200,000	Pinal Co. Indl. Dev. Rev. (Florence West Prison) (6)	5.25	10/1/18	171,888
150,000	Scottsdale Indl. Rev. Ref. (Scottsdale Healthcare)	5.25	9/1/30	123,965
250,000	Southside Cmnty. Spl. Assmt. Rev. (Prescott Vy.)	6.13	7/1/18	203,030
				1,405,897
California (3.1%)
295,000	Alameda Transn. Auth. Sub. Lien Rev. Ref. (5)	6.15	10/1/18	171,289
150,000	CA Tob. Sec. Corp. Asset-Backed Sr. Rev.	5.10	6/1/28	89,538
140,000	CA Statewide Cmntys. Rev. (Lancer Educ.)	5.40	6/1/17	108,609
100,000	CA Statewide Cmntys. Spl. Tax Rev. (Orinda)	6.00	9/1/29	77,467
500,000	Center Uni. Sch. Dist. G.O. (1991 Election) (5)	6.07	8/1/31	107,930
250,000	Central Valley Fin. Auth. Rev. Ref. (Carson Ice)	5.00	7/1/18	244,550
20,000	Los Angeles Regl. Arpts. Impt. Lease Rev. (6)	10.25	1/1/13	19,974
200,000	Rialto Redev. Agy. Tax Alloc. (Merged Proj.)	6.25	9/1/37	171,800
250,000	Rohnert Park Cmnty. Dev. Tax. Alloc. (5) (6)	7.75	8/1/30	64,975
				1,056,132
Colorado (4.6%)
250,000	Co. Hlth. Facs. Rev. Ref. (Valley View Hosp.)	5.50	5/15/28	199,405
195,000	Denver Hlth. & Hosp. Auth. Healthcare Rev. (4)	1.95	12/1/33	72,150
1,000,000	E-470 Pub. Hwy. Auth. Cap. Appeciation Rev. (5)	6.20	9/1/28	195,480
150,000	E-470 Pub. Hwy. Auth. Rev.	5.50	9/1/24	123,679
300,000	Fruita Rev. (Family Hlth. West)	7.00	1/1/18	257,952
160,000	Interlocken Met. Dist. Ref. G.O.	5.75	12/15/19	130,714
250,000	La Junta Hosp. Rev. (Ark Valley Regl. Med. Ctr.)	6.10	4/1/24	220,230
300,000	CO Pub. Auth. For Energy Nat. Gas. Rev.	5.75	11/15/18	237,249
150,000	Walker Field Pub. Arpt. Auth Rev.	4.75	12/1/27	102,039
				1,538,898
Connecticut (1.1%)
50,000	CT DFA Pollution Ctl. Rev. Ref. (CT Light & Power)	5.85	9/1/28	46,680
250,000	Mashantucket Western Pequot Tribe Spl. Rev.	5.75	9/1/18	164,455
400,000	Mashantucket Western Pequot Tribe Sub. Spl. Rev. (5)	5.55	9/1/16	176,264
				387,399
Florida (10.4%)
150,000	Alachua Co. Hlth. Facs Rev. (Shands Hlth. Care)	6.75	12/1/30	142,630
250,000	Atlantic Beach Healtcare Rev. Ref. (Fleet Landing)	5.38	10/1/10	248,115
125,000	Collier Co. Indl. Dev. Rev. (Naples Cmnty. Hosp.)	4.65	10/1/34	110,830
100,000	Connerton West Cap. Impt. Spl. Assmnt. Rev.	5.13	5/1/16	62,227
250,000	Gramercy Farms Cmnty. Dev. Dist. Spl. Assmnt.	5.10	5/1/14	120,097
215,000	Heritage Landing Cmnty. Dev. Spl. Assmt.	5.60	5/1/36	161,209
150,000	Highlands Co. Hlth. Facs. Rev. Ref. (Adventist)	5.00	11/15/31	123,210
135,000	Jacksonville Econ. Dev. Rev. (Mayo Clinic)	5.50	11/15/36	130,347
100,000	Lake Ashton II Cmnty. Dev. Dist. Cap. Impt. Rev.	5.00	11/1/11	48,284
100,000	Lakeland Retirement Cmnty. Rev. Ref. (Carpenters)	5.88	1/1/19	85,002
250,000	Lee Co. Indl. Rev. Ref. (Shell Pt/Alliance Cmnty.)	5.00	11/15/29	150,710
250,000	Lee Co. Indl. Dev. Auth. Rev. (Charter Foundation)	5.25	6/15/27	153,195
100,000	Madeira Cmnty. Dev. Dist. Spl. Assmt. Rev.	5.25	11/1/14	53,747

8

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

250,000	Main St. Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt.	6.90	5/1/17	197,242
275,000	Miami Beach Hlth. Facs. Hosp. Rev. (Mt. Sinai)	5.38	11/15/28	149,883
125,000	Miami-Dade Co. Spl. Obligation Rev. Ref. Sub. (5) (6)	7.30	10/1/25	38,907
65,000	Miami Spl. Rev. Ref. (5)	6.75	1/1/15	45,999
305,000	Palm Beach Co. Hlth. Rev. (Abbey Delray South)	5.50	10/1/11	305,037
100,000	Palm Beach Co. Hlth. Rev. Ref. (Acts Retirement)	5.00	11/15/20	78,007
160,000	Port St. Lucie Spl. Assmt. Rev. Ref.	6.00	7/1/21	173,074
135,000	St. Johns Co. Indl. Dev. Auth. Rev. Ref. (Bayview)	5.00	10/1/17	103,861
250,000	St. Johns Co. Indl. Dev. Auth. Rev. (Presbyterian)	5.63	8/1/34	175,085
200,000	Sarasota Co. Hlth. Rev. (Vlg. on the Isle)	5.50	1/1/27	135,176
250,000	Sarasota Natl. Cmnty. Spl. Assessment	5.30	5/1/39	128,538
50,000	Seminole Tribe Spl. Oblig. Rev.	5.75	10/1/22	38,252
150,000	Stoneybrook South Cmnty. Spl. Asst. Rev.	5.45	11/1/15	96,339
300,000	Tallahassee Hlth. Facs. Rev. (Mem. Hlth. Care)	6.38	12/1/30	245,154
25,000	Waters Edge Cmnty. Dev. Dist. Cap. Impt.	5.00	11/1/12	12,819
				3,512,976
Georgia (0.5%)
100,000	Chatham Co. Hosp. Rev. Ref. Impt. (Mem. Med. Ctr.)	5.50	1/1/21	90,865
100,000	Med. Ctr. Hosp. Auth. (Spring Harbor Green Isl.)	5.25	7/1/27	66,213
30,000	Private Colleges & Univ. Rev. (Mercer Univ.)	5.38	10/1/29	22,691
				179,769
Guam (0.2%)
100,000	Northern Mariana Islands G.O.	5.00	10/1/22	70,630
Idaho (2.0%)
335,000	ID Hsg. & Fin. Assn. Rev. (ID Arts Center Sch.)	5.50	12/1/18	271,893
150,000	ID Hsg. & Fin. Assn. Rev. (Liberty Charter Sch.)	5.50	6/1/21	121,157
220,000	ID Hsg. & Fin. Assn. Nonprofit Facs. Rev.	5.63	7/1/21	178,163
100,000	ID Hsg. & Fin. Assn. (North Star Charter School)	9.00	7/1/21	99,902
				671,115
Illinois (7.4%)
320,000	Cook Co. Sch. Dist. No. 148 (Dolton)	5.50	12/1/27	250,320
150,000	Harvey Ref. & Impt. G.O.	5.50	12/1/27	139,093
250,000	IL Fin. Auth. Rev. (Sedgebrook Inc. Fac.)	5.40	11/15/16	198,405
165,000	IL Fin. Auth. Rev. (OSF Healthcare Sys.)	5.25	11/15/22	147,355
150,000	IL Fin. Auth. Rev. (Swedish American Hosp.)	5.00	11/15/23	130,509
350,000	IL Fin. Auth. Rev. (Tabor Hills Supportive Living)	5.25	11/15/26	235,018
205,000	IL Fin. Auth. Rev. (Intl. Ice Ctr.) (7)(8)	7.00	12/1/35	143,928
150,000	IL Fin. Auth. Rev. (Elmhurst Mem.)	5.63	1/1/37	106,696
200,000	IL Fin. Auth. Rev. (North Shore Ice Arena)	6.25	12/1/38	139,124
250,000	IL Health Facs. Auth. Rev. (Ingalls Hlth. Sys.)	6.25	5/15/14	250,092
100,000	IL Health Facs. Auth. Rev. Ref. (Sinai Health)	5.00	8/15/24	96,601
100,000	Lake Co. Cmnty. Sch. Dist. #3 G.O. (Beach Pk.) (5)	6.47	2/1/19	65,057
100,000	Manhattan Spl. Tax. (Groebe Farm-Stonegate)	5.75	3/1/22	61,477
180,000	Markham IL G.O.	4.75	2/1/17	159,262
100,000	Southwestern IL Dev. Auth. Tax. Alloc. Rev. Ref.	7.00	10/1/22	83,626
500,000	Winnebago & Stephenson Co. (Sch. Dist. 321) (5)	5.25	1/1/19	289,880
				2,496,443
Iowa (0.9%)
150,000	IA Fin. Auth. Sr. Hsg. Rev. (Wedum Walnut Ridge)	5.00	12/1/14	126,276
100,000	IA Fin. Auth. Sr. Living (Deerfield Ret. Cmnty.)	5.00	11/15/21	65,434
200,000	IA Fin. Auth. Sr. Living (Deerfield Ret. Cmnty.)	5.50	11/15/27	125,908
				317,618
Indiana (2.5%)
200,000	IN Hlth. & Educ. Fac. Fing. Auth. Hosp. Rev.	5.50	3/1/22	177,242
200,000	Paoli Bldg. Corp. (First Mtg.)	5.00	1/15/32	176,374
100,000	Richmond Hosp. Auth. Rev. (Reid Hosp.)	6.50	1/1/29	97,600
150,000	St. Joseph Co. Econ. Dev. Rev. (Holy Cross Vlg.)	5.70	5/15/28	100,758
150,000	St. Joseph Co. Hosp. Auth. Rev. (Madison Ctr.)	5.80	2/15/24	123,390
250,000	St. Joseph Co. Hosp. Auth. Health. Facs. Rev.	5.25	2/15/28	177,165
				852,529
Kentucky (1.2%)
140,000	Jefferson Co. Mtg. Rev. (Christian Church Homes)	6.13	11/15/13	136,902
250,000	Louisville/Jefferson Co. Health Fac. (Jewish Hosp.)	6.00	2/1/22	253,385
				390,287

See accompanying notes to portfolio of investments on page 14.

9

Sit High Income Municipal Bond Fund (continued)
March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

Louisiana (1.1%)
100,000	Caddo Parish Sew. Dist. No. 7 Rev. Ref.	6.60	11/1/24	101,859
215,000	LA Loc. Gov. Rev. (Cap. Pjs. & Equip. Acquisition)	6.55	9/1/25	166,457
125,000	St. John Baptist Parish Rev. (Marathon Oil)	5.13	6/1/37	86,766
				355,082
Maryland (0.6%)
250,000	Howard Co. Retirement Cmnty. Rev. (Vantage House)	5.25	4/1/27	157,060
60,000	MD State Hlth. & Hgr. Educ. Facs. (King Farm Pres)	5.00	1/1/17	45,743
				202,803
Massachusetts (2.1%)
155,000	MA St. Dev. Fin. Rev. (Wheelock College)	5.00	10/1/17	138,224
255,000	MA St. Hlth. & Educ. Rev. (Quincy Med. Ctr.)	5.13	1/15/12	242,479
170,000	MA St. Hlth. & Educ. Rev. (Nichols College)	6.00	10/1/17	148,463
100,000	MA State Hlth. & Educ. (Valley Regl. Hlth. Sys.)	5.75	7/1/18	86,062
75,000	Pioneer Valley Regl. Sch. Dist. G.O.	6.30	6/1/19	77,244
				692,472
Michigan (5.6%)
350,000	Advanced Technology Academy Pub. Sch. Rev.	6.00	11/1/28	257,418
200,000	Bishop Intl Airport Auth. Rev.	5.13	12/1/17	172,982
150,000	Detroit G.O.	5.25	4/1/20	110,976
240,000	Detroit Convention Fac. Cap. Appreciation Rev. (5)	6.17	9/30/14	189,214
190,000	Detroit Downtown Dev. Tax Alloc. (Dev. Area No. 1)	4.75	7/1/25	153,309
100,000	Detroit Sewer Disp. Rev. Ref. Second Lien	5.50	7/1/22	94,764
250,000	Grand Traverse Academy Pub. Sch. Acad. Rev. Ref.	5.00	11/1/22	178,675
50,000	Kentwood Econ. Ltd. Oblig. Rev. (Holland Home)	5.25	11/15/14	43,599
100,000	Kentwood Econ. Ltd. Oblig. Rev. (Holland Home)	5.38	11/15/36	62,834
155,000	MI Educ. Facs. Oblig. Rev. Ref. (Bradford)	6.00	9/1/16	142,026
250,000	MI St. Bldg. Auth. Rev. (5) (6)	5.98	10/15/21	121,220
40,000	MI St. Hosp. Rev. Ref. (Detroit Medical)	5.25	8/15/27	23,952
150,000	MI St. Strategic Fd. Rev. Ref. (Detroit Edison)	5.45	9/1/29	139,720
250,000	MI Tob. Settlement Fin. Auth. Sr. Rev.	5.13	6/1/22	179,935
				1,870,624
Minnesota (2.4%)
100,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC)	5.50	8/1/25	68,511
98,000	Columbia Heights Econ. Dev. Rev. (Huset Park)	5.00	2/15/17	76,355
80,000	St. Cloud Hsg. & Redev. MF Rev. (Germain Towers)	5.90	9/1/20	59,956
200,000	St. Paul Hsg. & Redev. Auth. MF (Marian Ctr.)	5.05	11/1/17	161,052
165,000	St. Paul Hsg. & Redev. Rev. (Cmnty. Peace Acad.)	5.00	12/1/18	135,587
150,000	St. Paul Hsg. & Redev. Auth. Rev. (US Bank Ops.)	6.50	8/1/22	114,669
375,000	St. Paul Port Auth. Lse. Rev. (Regions Hosp. Pkg.)	5.00	8/1/36	200,678
				816,808
Missouri (2.7%)
300,000	Independence 39th St. Transn. Dist. Rev.	6.88	9/1/32	228,237
140,000	Joplin Indl. Dev. Auth. Rev. Ref. (Christian)	5.50	5/15/17	112,381
100,000	Lakeside 370 Levee Dist. Spl. Tax	7.00	4/1/28	79,294
250,000	MO Dev. Fin. Brd. Rev. (Arnold-Rd Infrastructure)	5.00	11/1/27	223,497
125,000	St. Louis Co. Indl. Rev. (Friendship Vlg. West)	5.38	9/1/21	106,564
150,000	St. Louis Co. Indl. Rev. (St. Andrews)	5.38	12/1/27	146,784
				896,757
Nevada (3.1%)
215,000	Clark Co. Impt. Dist. (128 Summerlin)	5.00	2/1/20	123,520
250,000	Clark Co. Poll. Ctr. Rev. Ref. (Nev. Pwr. Co.)	5.30	10/1/11	238,095
250,000	Las Vegas Redev. Agy. Tax Allocation (6) (9)	6.00	6/15/15	248,570
250,000	Sparks Redev. Agy. Tax Increment Rev. (Area No. 2)	6.40	6/1/20	195,413
300,000	Sparks Tourism Impt. Dist. No. 1 Sr. Sales Tax.	6.50	6/15/20	236,598
				1,042,196
New Hampshire (0.2%)
300,000	Manchester Hsg. & Redev. Auth. Rev. (5)	6.91	1/1/27	73,662

New Jersey (1.2%)
230,000	NJ Hlth. Care. Facs. Fin. Auth. Rev.	6.25	7/1/16	230,120
200,000	NJ Hlth. Care. Rev. (St. Josephs Hlth. Care Sys.)	5.75	7/1/15	173,636
				403,756

10

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

New Mexico (1.3%)
270,000	Farmington Poll. Ctr. Rev. Ref. (San Juan)	6.30	12/1/16	244,852
250,000	NM State Hosp. Equip. Rev. Ref. (Rehoboth)	5.00	8/15/17	189,832
				434,684
New York (1.4%)
100,000	Nassau Co. Indl. Rev. (Amsterdam at Harborside)	5.88	1/1/18	86,358
250,000	NY Dorm Auth. Rev. (Frances Schervier Home)	5.50	7/1/27	214,882
200,000	Seneca Nations Indians Cap. Impt. Auth.	5.00	12/1/23	126,610
35,000	Tobacco Settlement Fin. Corp. Rev.	5.00	6/1/11	35,064
				462,914
North Carolina (1.1%)
100,000	Buncome Co. Proj. (Woodfin Downtown Corridor)	6.75	8/1/24	80,093
250,000	NC Med. Care. Cmmn. Rev. (Arc Projects)	5.80	10/1/34	186,045
200,000	NC Med. Care Cmnty. Retirement Facs. (Brookwood)	5.25	1/1/32	114,192
				380,330
North Dakota (1.0%)
103,266	City of Washburn (Bismarck State College Fdtn.)	5.01	4/1/32	104,849
250,000	Grand Forks Healthcare Sys. Rev. (Altru Health)	5.63	8/15/27	218,005
				322,854
Ohio (3.9%)
100,000	Buckeye OH Tob. Settlement Asset-Backed Sr. Rev.	5.13	6/1/24	71,382
250,000	Cleveland-Cuyahoga Co. Rev. (St. Clarence)	6.00	5/1/21	176,872
143,500	Cuyahoga Co. Hsg. Mtg. Rev. (R. H. Myers Apts.)	5.70	3/20/42	143,497
350,000	Erie Co. Hosp. Facs. Rev. (Firelands Regl. Med. Ctr.)	5.63	8/15/32	279,415
205,000	Hamilton Co. Healthcare Rev. Ref. (Life Enriching)	5.00	1/1/27	141,692
185,000	Marion Co. Hlth. Care. Rev. Ref (UTD Church Homes)	6.38	11/15/10	183,601
150,000	Ross Co. Hosp. Rev. Ref. (Adena Hlth. Sys.)	5.75	12/1/28	142,538
250,000	Toledo-Lucas Co. Spl. Assmt. Rev. (Crocker Park)	5.38	12/1/35	190,710
				1,329,707
Oklahoma (1.0%)
195,000	Atoka Co. Hlth. Care Rev. (Atoka Mem. Hosp)	5.88	10/1/18	145,544
100,000	Grady Co. Indl. Auth. Lease Rev.	6.00	11/1/29	83,928
100,000	Tulsa Indl. Auth. Rev. Ref. (Univ. of Tulsa)	6.00	10/1/27	101,321
				330,793
Oregon (1.4%)
250,000	Langston Econ. Dev. Rev. (Langston Univ./LDF)	5.00	5/1/35	148,892
100,000	Oregon St. Hlth. Hsg. Educ. & Cultural Facs. Rev.	8.00	11/15/26	88,274
300,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	218,568
				455,734
Pennsylvania (1.5%)
210,000	Allegheny Co. Higher Educ. Rev. (Thiel College)	5.38	11/15/19	157,183
45,000	Grove City Area Rev. (United Cmnty Hosp.)	5.25	7/1/12	43,948
250,000	Lehigh Co. Gen. Purpose Rev. (St. Luke’s Hosp) (4)	1.85	8/15/42	81,625
100,000	Lancaster Co. Hosp. Auth. Rev. (Brethren Vlg.)	5.20	7/1/12	94,947
60,000	Montgomery Co. Indl. Dev. Auth. (Whitemarsh)	6.00	2/1/21	43,587
100,000	Quakertown Gen. Auth. Hlth. Rev. (Lifequest)	6.05	7/20/24	100,399
				521,689
Rhode Island (0.8%)
250,000	RI Hlth. & Educ. Bldg. Ref. Ref. (Univ. of RI)	6.50	9/15/28	255,835
South Carolina (1.0%)
150,000	SC Educ. Facs. Auth. Rev. (Southern Wesleyan Univ.)	5.00	3/1/20	120,353
150,000	SC Jobs EDA Rev. Ref. & Impt. (Hampton Med.)	4.75	11/1/12	140,741
100,000	SC Jobs EDA Rev. Ref. & Impt. (Hampton Med.)	4.75	11/1/13	91,539
				352,633
Tennessee (0.4%)
200,000	Blount Co. Hlth. & Educ. Facs. (Asbury, Inc.)	5.13	4/1/23	135,566
Texas (11.7%)
300,000	Austin Convention Enterprises Rev. Ref.	6.00	1/1/10	295,650
150,000	Austin Convention Enterprises Rev. Ref.	5.25	1/1/24	107,602
95,000	Bexar Co. Hsg. Rev. Ref. (Nob Hill Apts.)	5.50	6/1/11	89,153
150,000	Bexar Co. Hsg. Corp. Rev. (Dymaxion & Marbach)	6.10	8/1/30	104,634
100,000	Bexar Co. Hsg. Fin. Corp. Rev. (American Oppty.)	5.80	1/1/31	68,532
300,000	Brazos River Auth. Rev. (Houston Inds., Inc.)	5.13	5/1/19	246,120
100,000	Clifton Hgr. Educ. Rev. Ref. (Tejano Ctr. Cmnty.)	7.75	2/15/18	98,140

See accompanying notes to portfolio of investments on page 14.

11

Sit High Income Municipal Bond Fund (continued)
March 31, 2009

Portfolio of Investments

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

60,000	Harris Co. Hsg. Rev. Sr. Lien (Windsor Hsg. Fdn.)	6.30	6/1/25	60,252
100,000	Hopkins Co. Hosp. Dist. Rev.	5.75	2/15/28	74,737
143,078	Galveston Co. Muni. Util. Dist. No. 52	6.25	8/12/09	142,576
250,000	Lewisville Combination Contract Impt. Rev.	6.75	10/1/32	217,475
100,000	Kerrville Hlth. Facs. Rev. (Sid Peterson)	5.45	8/15/35	76,783
250,000	Midlothian Dev. Auth. Tax Alloc. Rev. Ref.	5.00	11/15/16	223,555
150,000	North TX Twy. Toll Rev. Ref. Second Tier	6.13	1/1/31	144,155
200,000	North TX Twy. Rev. Ref. First Tier	5.63	1/1/33	186,720
1,000,000	Northeast TX Wtr. Dist. Rev. (Southside Water) (5) (9)	8.50	9/1/27	228,120
500,000	Port Corpus Christi Auth. Nueces Co. (Union Pacific)	5.65	12/1/22	425,120
100,000	Richardson Rev. Ref. & Impt. (Baylor/Richardson)	5.63	12/1/28	71,629
250,000	Rio Grande Valley Hosp. Rev. (Valley Baptist)	6.40	8/1/12	247,310
50,000	Tarrant Co. Cultural Educ. Rev. (C.C. Young)	5.00	2/15/13	46,864
200,000	Tarrant Co. Cultural Educ. Rev. (Air Force Vlg.)	5.13	5/15/27	143,350
150,000	TX Pub. Fin. Auth. Rev. (Uplift Educ.)	5.35	12/1/17	128,670
250,000	TX Pub. Fin. Auth. Rev. (Idea Pub. School)	5.00	8/15/30	151,420
250,000	Travis Co. Hlth. Dev. Corp. (Querencia Barton Cr.)	5.10	11/15/15	213,353
250,000	Tyler Hlth. Facs. Dev. Corp. (Mother Frances)	5.00	7/1/33	156,600
				3,948,520
Utah (0.8%)
200,000	Provo Charter Sch. Rev. (Freedom Academy Fdn.)	5.50	6/15/37	121,002
200,000	UT Assoc. Muni. Pwr. Sys. Rev.	5.00	5/1/27	136,892
				257,894
Washington (2.8%)
185,000	Kalispel Tribe Indians Priority Dist. Rev.	6.20	1/1/16	159,577
100,000	Quinault Indian Nation Rev. Ref. & Impt. (Beach)	5.80	12/1/15	70,966
500,000	WA St. Hlth. Care Rev. (Seattle Cancer Care)	7.13	3/1/29	507,585
150,000	WA St. Hsg. Fin. Commn. Rev. (Skyline First Hill)	5.25	1/1/17	121,716
100,000	WA St. Hsg. Fin. Commn. Rev. (Skyline First Hill)	5.25	1/1/13	93,125
				952,969
Virginia (1.2%)
250,000	Virginia Hsg. Dev. Auth. Commonwealth Mtg. Rev.	6.00	7/1/25	260,970
100,000	VA Tobacco Settlement Fin. Corp. Senior Rev.	5.00	6/1/47	50,666
100,000	Washington Co. Indl. Dev. Rev. (Mtn. Sts. Hlth.)	7.25	7/1/19	98,078
				409,714
Wisconsin (2.6%)
110,000	Milwaukee Redev. Auth. Rev. (Academy of Learning)	5.50	8/1/22	81,053
100,000	WI Hlth. & Educ. Facs. Auth. (Beaver Dam Hosp.)	6.00	8/15/19	77,159
250,000	WI Hlth. & Educ Facs. Rev. Ref. (Three Pillars)	5.60	8/15/23	225,493
100,000	WI Hlth. & Educ Facs. Rev. Ref. (Three Pillars)	5.75	8/15/26	88,177
300,000	WI Hlth. & Educ Facs. Rev. (Sinai Samaritan Med. Ctr.)	5.88	8/15/26	272,787
100,000	WI Hlth. & Educ. Auth Rev. (Beaver Dam Hosp.)	6.50	8/15/24	74,239
100,000	WI Hlth. & Educ. Auth Rev. (Beaver Dam Hosp.)	6.75	8/15/34	69,606
				888,514

Total municipal bonds (cost: $38,711,211)				32,022,177

Closed-End Mutual Funds (3.6%) (2)
40,000	BlackRock Long-Term Muni Advantage Trust (BTA)			325,200
5,000	BlackRock MuniHoldings FL. Insured Fund (MFL)			50,650
10,000	DWS Strategic Muni Income Trust (KSM)			94,000
75,000	MFS High Income Muni trust (CXE)			264,750
20,000	Morgan Stanley Muni Income Opp. Trust (OIA)			109,600
10,000	PIMCO California Muni. Income Fund II (PCK)			77,300
10,000	Van Kampen Advantage Muni Income Trust II (VKI)			92,800
19,700	Van Kampen Trust Invsmt. Grade Muni Fund (VGM)			214,336

Total closed-end mutual funds (cost: $1,473,514)				1,228,636

Short-Term Securities (2.6%) (2)
887,972	Dreyfus Tax-Exempt Cash Management Fund, 0.78%			887,972

Total Short-Term Securities (cost: $887,972)

Total investments in securities (cost: $41,072,697) (3)				$34,138,785

See accompanying notes to portfolio of investments on page 14.

12

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13

Sit High Income Municipal Bond Fund
March 31, 2009

Notes to Portfolio of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	At March 31, 2009, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

Cost for federal income tax purposes	$41,072,697

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$192,953
Gross unrealized depreciation	(7,126,865)

Net unrealized appreciation (depreciation)	($6,933,912)

(4)	Interest rate varies based on a predetermined schedule or to reflect current market conditions; rate shown is effective rate on March 31, 2009.

(5)	Zero coupon securities; rate shown is effective rate on purchase date.

(6)	Municipal Lease Securities (“Restricted Securities”) held by the Fund which have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

(7)

These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at March 31, 2009, is $143,928, which represents 0.4% of the Fund’s net assets.

(8)	Presently non-income producing securities. Items identified are in default as to payment of interest.

(9)	At March 31, 2009, the total cost of investments purchased on a when-issued or forward-commitment basis was $465,468.

See accompanying notes to financial statements on pages 18-20.

14

Sit High Income Municipal Bond Fund
March 31, 2009
Statement of Assets and Liabilities

ASSETS
Investments in securities, at identified cost	$41,072,697

Investments in securities, at fair value - see accompanying schedules for detail	$34,138,785
Cash in bank on demand deposit	—
Accrued interest and dividends receivable	622,539
Receivable for investment securities sold	—
Other receivables	—
Receivable for Fund shares sold	—

Total assets	34,761,324

LIABILITIES
Disbursements in excess of cash balances	93,618
Payable for investment securities purchased - when issued (note 1)	465,468
Payable for investment securities purchased	300,188
Payable for Fund shares redeemed	—
Cash portion of dividends payable to shareholders	175,567
Other payables	—
Accrued investment management and advisory fees	24,181

Total liabilities	1,059,022

Net assets applicable to outstanding capital stock	$33,702,302

Net assets consist of:
Capital (par value and paid-in surplus)	$41,631,385
Undistributed (distributions in excess of) net investment income	—
Accumulated net realized gain (loss) from security transactions	(995,171)
Unrealized appreciation (depreciation) on investments	(6,933,912)

$33,702,302

Outstanding shares	4,397,839

Net asset value per share of outstanding capital stock	$7.66

See accompanying notes to financial statements on pages 18-20.

15

Sit High Income Municipal Bond Fund
One Year Ended March 31, 2009

Statement of Operations

Investment income:
Income:
Interest	$2,037,909
Total income	2,037,909

Expenses (note 3):
Investment management and advisory services fee	199,922
Regulatory expenses	21,918
Fund administration services	86,300
Custodian fees	3,041
Total expenses	311,181

Less fees absorbed by the adviser	(27,958)

Total net expenses	283,223

Net investment income	1,754,686

Realized and unrealized gain (loss) on investments:

Net realized gain (loss)	(945,923)
Net change in unrealized appreciation (or depreciation) on investments	(5,417,228)

Net gain (loss) on investments	(6,363,151)

Net increase (decrease) in net assets resulting from operations	($4,608,465)

See accompanying notes to financial statements on pages 18-20.

16

Sit High Income Municipal Bond Fund

Statements of Changes in Net Assets

	Year Ended March 31, 2009	Year Ended March 31, 2008
Operations:
Net investment income	$1,754,686	$675,057
Net realized gain (loss) on investments	(945,923)	(49,248)
Net change in unrealized appreciation (depreciation) of investments	(5,417,228)	(1,515,744)

Net increase (decrease) in net assets resulting from operations	(4,608,465)	(889,935)

Distributions to shareholders from:
Net investment income	(1,754,686)	(675,057)
Net realized gains on investments	—	—

Total distributions	(1,754,686)	(675,057)

Capital share transactions:
Proceeds from shares sold	24,368,966	18,313,440
Reinvested distributions	1,190,199	176,522
Payments for shares redeemed	(10,270,584)	(1,627,708)

Increase (decrease) in net assets from capital transactions	15,288,581	16,862,254

Total increase (decrease) in net assets	8,925,430	15,297,262

Net assets
Beginning of period	24,776,872	9,479,610
End of period	$33,702,302	$24,776,872

Capital transactions in shares:
Sold	2,829,363	1,922,409
Reinvested distributions	145,012	18,480
Redeemed	(1,293,209)	(170,994)

Net increase (decrease)	1,681,166	1,769,895

See accompanying notes to financial statements on pages 18-20.

17

Sit High Income Municipal Bond Fund
Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

The Sit High Income Municipal Bond Fund (the Fund) is a no-load fund, and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company, or series thereof. The Fund is a series fund of Sit Mutual Funds II, Inc. The Fund has 10 billion authorized shares of capital stock that have a par value of $0.001. The Fund’s objective is to seek high current income that is exempt from regular income tax.

Significant accounting policies followed by the Fund are summarized below:

Investments in Securities

Securities maturing more than 60 days from the valuation date are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157) effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Fund adopted FAS 157 as of April 1, 2008. Under FAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three levels and described below:

•

Level 1 - quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 - other significant observable inputs including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 - significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value on March 31, 2009:

Valuation inputs:	Investment in Securities	Other financial instruments*
Level 1 - Quoted prices	$2,116,608	—
Level 2 - Other significant observable inputs	32,022,177	—
Level 3 - Signfiicant unobservable inputs	—	—
Total	$34,138,785	—

*Other financial instruments are derivatives instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment. At March 31, 2009, the Fund had no financial instruments subject to this disclosure.

For the year ended March 31, 2009, the Fund held no assets in which significant unobservable inputs (Level 3) were used in determining fair value.

18

Line of Credit

The Sit Mutual Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to the Fund based on its borrowings at a rate equal to the Federal Funds Rate plus one hundred basis points (1.00%). The Fund had no borrowings outstanding during the year ended March 31, 2009.

Federal Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income tax to shareholders. The Fund has recorded in its financial statements the full benefit of its tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Management has analyzed the Fund’s tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise returns for the 2007 and 2008 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2009 were as follows:

	Ordinary Income	Long Term Capital Gain	Total
Year ended March 31, 2009	$1,754,686	—	$1,754,686
Year ended March 31, 2008	675,057	—	675,057

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$175,567
Accumulated Gain (Loss)	($995,171)
Unrealized Appreciation (Depreciation)	($6,933,912)

As of March 31, 2009, for federal income tax purposes, the Fund has a capital loss carryover of $995,171, which, if not offset by subsequent gains will begin to expire in 2016.

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Fund’s capital stock. Distributions from net investment income are declared daily and paid monthly for the Fund. Distributions from net realized gains, if any, will be made annually for the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2009, were as follows:

Purchases ($)	Proceeds ($)
26,540,532	9,271,574

19

Sit High Income Municipal Bond Fund
Notes to Financial Statements (Continued)

(3)	Expenses

Investment Adviser

The Fund has entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund’s assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of 0.60%. The Fund is obligated to pay all of its other operating expenses (including, but not limited to, custody, regulatory, and fund administration fees). Effective with the inception of the Fund (December 31, 2006) through March 31, 2009, the Adviser will voluntarily waive fees and reimburse other fund expenses so that total operating expenses, after waiver, do not exceed 0.85% of average daily net assets. Effective April 1, 2009, this voluntary fee waiver will be discontinued.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Fund as a whole owned 23,122 shares of the Fund as of March 31, 2009, which represented 0.5% of all shares outstanding.

20

Financial Highlights

	Year ended March 31, 2009	Year ended March 31, 2008	Three months ended March 31, 2007

Net Asset Value:
Beginning of period	$9.12	$10.01	$10.00
Operations:
Net investment income (1)	.44	.41	.08
Net realized and unrealized gains (losses) on investments	(1.46)	(.89)	.01
Total from operations	(1.02)	(.48)	.09
Distributions to Shareholders:
From net investment income	(.44)	(.41)	(.08)
Net Asset Value:
End of period	$7.66	$9.12	$10.01
Total investment return (2)	(11.45%)	(4.89%)	0.90%
Net assets at end of period (000’s omitted)	$33,702	$24,777	$9,480

Ratios (3):
Expenses (without waiver) (4)	0.93%	1.14%	4.69%
Expenses (with waiver) (4)	0.85%	0.85%	0.85%
Net investment income(loss) (without waiver)	5.18%	4.01%	(0.66%)
Net investment income (with waiver)	5.26%	4.30%	3.18%

Portfolio turnover rate (excluding short-term securities)	29.27%	19.38%	0.00%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

Percentages for the period ended March 31, 2007 are adjusted to an annual rate. The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 0.85% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

21

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders
Sit Mutual Funds II, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Sit High Income Municipal Bond Fund (a series of Sit Mutual Funds II, Inc.) (the “Fund”), as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from December 31, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit High Income Municipal Bond Fund as of March 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from December 31, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 20, 2009

22

Sit High Income Municipal Bond Fund
Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008 to March 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans-actional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher

Sit High Income Muni Bond Fund	Beginning Account Value (10/1/08)	Ending Account Value (3/31/09)	Expenses Paid During Period* (10/1/08 - 3/31/09)

Actual	$1,000	$927.10	$3.82

Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.01

*Expenses are equal to the Fund’s Annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

23

Sit High Income Municipal Bond Fund
Federal Tax Information (Unaudited)

          We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

High Income Municipal Bond Fund
April 30, 2008	$0.03350		$—
May 31, 2008	0.03451		—
June 30, 2008	0.03449		—
July 31, 2008	0.03475		—
August 31, 2008	0.03469		—
September 30, 2008	0.03862		—
October 31, 2008	0.03824		—
November 30, 2008	0.03472		—
December 31, 2008	0.04126		—
January 31, 2009	0.03684		—
February 28, 2009	0.03435		—
March 31, 2009	0.04018		—
	$0.43614	(c)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as long-term gains.

(c)

100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

24

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25

Sit High Income Municipal Bond Fund
Information About Directors and Officers

The Sit Mutual Funds are a family of no-load mutual funds. The Sit High Income Municipal Bond Fund is described in this Annual Report. Three other bond funds are described in a separate Prospectus and Statement of Additional Information (“SAI”). The stock funds within the Sit Mutual Fund family are described in a Stock Funds Prospectus and SAI. The corporate issuer of the Sit High Income Municipal Bond Fund has a Board of Directors and officers. Pursuant to Minnesota law, the Board of Directors are responsible for the management of the Fund and the establishment of the Fund’s policies. The officers of the Fund manage the day-to-day operation of the Fund. Information pertaining to the directors and officers of the Fund is set forth below. The business address, unless otherwise noted below, is that of the Fund’s investment adviser - 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Board has a separate Audit Committee. The SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 47	Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 80	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
Melvin C. Bahle Age: 90	Director	Director since 2005; Director Emeritus 1995 to 2005, and Director from 1984 to 1995, or the Fund’s inception if later.	Director and/or officer of several foundations and charitable organizations.	12	None.
John P. Fagan Age: 78	Director	Director since 2006 or the Fund’s inception, if later.	Honorary member on Board of St. Joseph’s College in Rensselar, Indiana.	12	None.
Sidney L. Jones Age: 75	Director	Director since 1993 or the Fund’s inception if later; Director from 1988-1989.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Co., Toronto, Canada (investment management).	12	None.
Bruce C. Lueck Age: 68	Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 60	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.

26

OFFICERS:
Name, Address, and Age	Position(s) Held With Fund	Term of Office(1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Mark H. Book Age: 45	Vice President - Investments of U.S. Govt. Fund only.	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 40	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 63	Senior Vice President	Re-Elected by the Boards annually; Officer since 1985.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director, President and Chief Fixed-Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 42	Vice President - Investments of the U.S. Govt. Fund only	Re-Elected by the Boards annually; Officer since 1996.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 47	Vice President - Investments of Tax-Free, & MN Tax-Free Funds only.	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 63	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 48	Vice President, Treasurer & Chief Compliance Officer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President & Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 42	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.

2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

27

Sit High Income Municipal Bond Fund

Additional Information

PROXY VOTING

The Fund follows certain policies and procedures for voting proxies for securities held in the portfolio. A description of the Fund’s proxy voting polices and procedures is available without charge upon request by calling the Fund at 1-800-332-5580.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Fund’s Forms N-Q is also available without charge upon request by calling the Fund at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

At their meeting held on October 20, 2008 the Board of Directors of Sit Mutual Funds II, Inc. unanimously approved the investment management agreement entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. (the “Agreement”) with respect to the management of the Fund. The Board approved the Agreement after a lengthy discussion and consideration of various factors relating to both the Board’s selection of SIA as the investment adviser and the Board’s approval of the fee to be paid under the Agreement.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities generally, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration. SIA seeks securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Fund invests primarily in municipal securities that are not rated by a nationally recognized statistical rating organization, and may invest up to 60% of its assets in municipal securities rated below investment-grade.

The Directors discussed SIA’s consistent and well-defined investment process. The fixed income portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Fund, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Fund currently requires at its present asset size. The Directors noted that SIA has the resources of a $6.6 billion investment firm working for the benefit of the Fund shareholders.

28

Investment Performance. The Directors reviewed and discussed the Fund’s investment performance along with each of the Sit Mutual Funds’ investment performance on an absolute and comparable basis for the various periods discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Sit Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Fund.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Fund and specific terms of the Agreement, including the following.

Investment Performance. The Directors reviewed the investment performance of each of the Sit Mutual Funds for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Sit Funds have been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Fund will pay SIA a fee for its services equal to .60% per year of the Fund’s average daily net assets, and that the Fund shall bear all of its expenses. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category of the Fund. The Directors noted that the Fund’s estimated total expense ratio based on projected level of total fund assets compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fee set for the Fund is reasonable and appropriate. The Directors noted that through December 31, 2008, SIA will voluntarily waive fees and reimburse other fund expenses so that total operating expenses, after waiver, do not exceed 0.85% of average daily net assets for Class I shares.

The Directors discussed the anticipated benefit SIA will receive from the relationship with the Fund. The Board concluded that any benefits SIA receives from its relationship with the Fund are well within industry norms and are reflected in the amount of the fees paid by the Fund to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to its active and operating Funds in the Sit Mutual Fund Family of Funds (and its shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA, and concluded that both are consistent with industry standards.

29

Sit High Income Municipal Bond Fund

Additional Information (Continued)

The annual meeting of the shareholders of the Funds was held on October 20, 2008. Directors elected by the shareholders at the meeting were as follows: Roger J. Sit, Melvin C. Bahle, John P. Fagan, William E. Frenzel, Sidney L. Jones, Bruce C. Lueck and Donald W. Phillips. The matters voted on by the shareholders of record as of August 15, 2008 and results of the shareholders’ vote at the October 20, 2008 meeting were as follows:

	Proposal One: Election of Directors

			Sit	Bahle	Fagan

High Income Municipal Bond		For	2,020,362.74	2,020,362.74	2,020,362.74
Total Shares Outstanding	4,302,709.00	Against	0.00	0.00	0.00
Total Shares Voted	2,020,362.74	Abstain	0.00	0.00	0.00
Percent of Shares Voted	46.96%	% For	100.00%	100.00%	100.00%

30

Frenzel	Jones	Lueck	Phillips	Proposal Two: Ratify KPMG LLP as the Fund’s Auditors

2,020,362.74	2,020,362.74	2,020,362.74	2,020,362.74	2,020,362.74
0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00
100.00%	100.00%	100.00%	100.00%	100.00%

31

ANNUAL REPORT - Sit High Income Municipal Bond Fund

One Year Ended March 31, 2009

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P. O. Box 9763
Providence, Rl 02940

TRANSFER AGENT AND DISBURSING AGENT
PNC Global Investment Servicing
P. O. Box 9763
Providence, Rl 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, MN 55402

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2009	18,500	0	5,100	0
Fiscal year ended March 31, 2008	18,000	0	4,095	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a)  Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Money Market Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 29, 2009

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date May 29, 2009

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2009	17,300	0	5,100	0
Fiscal year ended March 31, 2008	16,800	0	4,095	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a)  Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 29, 2009

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date May 29, 2009

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009				2008
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended March 31
Sit Mutual Funds II, Inc.
Sit Tax-Free Income Fund (series A)	24,700	0	5,100	0	24,000	0	4,095	0
Sit Minnesota Tax-Free Income Fund (series B)	19,600	0	5,100	0	19,000	0	4,095	0
Sit High Income Municipal Bond Fund (series D)	14,800	0	5,100	0	14,400	0	4,095	0
Total Mutual Funds II, Inc.	59,100	0	15,300	0	57,400	0	12,285	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a)  Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds II, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 29, 2009

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date May 29, 2009